PROSPECTUS   December 12, 2002

Neuberger Berman Equity Funds

TRUST CLASS SHARES Real Estate Fund	INVESTOR CLASS SHARES Century Fund Fasciano Fund Focus Fund Genesis Fund Guardian Fund International Fund Manhattan Fund Millennium Fund Partners Fund Regency Fund Socially Responsive Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman Contents

EQUITY FUNDS

Century Fund	1
Fasciano Fund	6
Focus Fund	11
Genesis Fund	16
Guardian Fund	21
International Fund	26
Manhattan Fund	31
Millennium Fund	36
Partners Fund	41
Real Estate Fund	46
Regency Fund	52
Socially Responsive Fund	57

YOUR INVESTMENT

Share Prices	62
Privileges and Services	62
Distributions and Taxes	63
Maintaining Your Account	65
Redemption Fee	70
Fund Structure	70

THESE FUNDS:

are designed for investors with long-term goals in mind, and for the Real Estate Fund, also for current income offer you the opportunity to participate in financial markets through professionally managed portfolios also offer the opportunity to diversify your portfolio with funds that invest using a value or a growth approach, or a combination of the two carry certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency normally invest at least 80% of net assets in equity securities

The “Neuberger Berman” name and logo are service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the individual fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2002 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman Century Fund	Ticker Symbol: NBCIX

GOAL & STRATEGY

The fund seeks long term growth of capital; dividend income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, sectors and industries in order to moderate variability in the fund’s performance.

The manager employs a disciplined investment strategy when selecting growth stocks. He seeks to buy companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates. Factors in identifying these firms may include:

solid balance sheets

earnings that have exceeded analysts’ expectations

a strong position relative to competitors

a stock price that is reasonable in light of its growth rate

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Large-Cap Stocks

Large-cap companies are usually well-established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times.

Compared to smaller companies, large-cap companies can be slower to respond to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

1 Century Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

At times, large-cap stocks may lag other types of stocks in performance, which could cause the fund to perform worse than certain other funds over a given time period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

2 Century Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’01, 20.00%
Worst quarter: Q1 ’01, -28.50%
Year-to-date performance as of 9/30/2002: -35.22%

Average Annual Total % Returns as of 12/31/2001

	1 Year	Since Inception (12/6/1999)
Century Fund
Return Before Taxes	-29.01	-16.38
Return After Taxes on Distributions	-29.01	-16.38
Return After Taxes on Distributions
and Sale of Fund Shares	-17.67	-12.84
S&P 500 Index	-11.88	-9.02
Russell 1000 Growth Index	-20.42	-18.53

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

3 Century Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.		None
	Management fees	0.81
Plus:	Distribution (12b-1) fees	None
	Other expenses	1.28
Equals:	Total annual operating expenses	2.09
Minus:	Expense reimbursement	0.59
Equals:	Net expenses	1.50

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$153	$474	$818	$1,791

MANAGEMENT

Brooke A. Cobb is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, and has managed the fund since December 1999. He joined Neuberger Berman, LLC in 1997. From 1992 to 1997, he was a portfolio manager at several other firms.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.81% of average net assets.

4 Century Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		2000(1)		2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00		13.44	6.50
Plus:	Income from investment operations
	Net investment loss	(0.05)		(0.08)	(0.05)
	Net gains/losses - realized and unrealized	3.49		(6.86)	(1.56)
	Subtotal: income from investment operations	3.44		(6.94)	(1.61)
Equals:	Share price (NAV) at end of year	13.44		6.50	4.89

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.50	(2)	1.50	1.50
Gross expenses(3)		1.76	(2)	1.80	2.09
Expenses(4)		1.50	(2)	1.50	1.50
Net investment loss - actual		(0.81	)(2)	(0.86)	(0.89)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)		34.40	(6)	(51.60)	(24.77)
Net assets at end of year (in millions of dollars)		43.6		17.5	15.5
Portfolio turnover rate (%)		65		107	142 (7)

The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. All other figures have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 12/6/1999 (beginning of operations) to 8/31/2000.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

(7)	Portfolio turnover excludes purchases and sales of securities by Technology Fund prior to the merger date.

5 Century Fund

Neuberger Berman Fasciano Fund	Ticker Symbol: NBFSX

GOAL & STRATEGY

The fund seeks long-term capital growth. The portfolio manager also may consider a company’s potential for current income prior to selecting it for the fund.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The manager will look for companies with:

strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the manager believes are likely to achieve the fund’s objective, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

The fund’s blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics, and can provide a core small-cap foundation within a diversified portfolio.

6 Fasciano Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

The fund will combine value and growth styles of investing.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

7 Fasciano Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’01, 15.60%
Worst quarter: Q3 ’98, -13.41%
Year-to-date performance as of 9/30/2002: -9.39%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Fasciano Fund
Return Before Taxes	4.46	8.00	11.39
Return After Taxes on Distributions	3.78	7.26	10.23
Return After Taxes on Distributions and Sale of Fund Shares	3.32	6.38	9.19
Russell 2000 Index	2.49	7.52	11.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.

*	The year-by-year and total return data for the periods prior to 3/24/2001 are those of the fund’s predecessor, Fasciano Fund, Inc.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were rein- vested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

8 Fasciano Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.00
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.36
Equals:	Total annual operating expenses	1.36

*	The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$138	$431	$745	$1,635

MANAGEMENT

Michael Fasciano is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC and has managed the fund’s assets since its inception. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc., from its inception in 1988 to 2001.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.00% of average net assets.

9 Fasciano Fund

FINANCIAL HIGHLIGHTS

Year Ended June 30,		1998	1999	2000	2001	Two months ended 8/31/2001(1)		Year ended 8/31/2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	27.53	34.91	31.78	32.55	34.39		33.93
Plus:	Income from investment operations
	Net investment income (loss)	0.16	0.40	0.34	(0.11)	(0.06)		(0.16)
	Net gains/losses - realized and unrealized	8.71	(2.25)	0.82	2.24	(0.40)		(1.50)
	Subtotal: income from investment operations	8.87	(1.85)	1.16	2.13	(0.46)		(1.66)
Minus:	Distributions to shareholders
	Income dividends	—	0.03	0.39	0.29	—		—
	Capital gain distributions	1.49	1.25	—	—	—		1.08
	Subtotal: distributions to shareholders	1.49	1.28	0.39	0.29	—		1.08
Equals:	Share price (NAV) at end of year	34.91	31.78	32.55	34.39	33.93		31.19

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses - actual		1.30	1.20	1.20	1.30	1.58	(3)	1.36
Expenses(2)		—	—	—	1.30	1.58	(3)	1.36
Net investment income (loss) - actual		0.20	1.80	0.80	(0.40)	(1.03	)(3)	(0.48)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)		33.20	(5.20)	3.70	6.64	(1.34	)(4)	(4.99)
Net assets at end of year (in millions of dollars)		95.0	418.2	266.9	210.6	203.3		214.1
Portfolio turnover rate (%)		50	20	29	3	4		24

The figures above after 6/30/2000 have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover). For dates prior to 3/24/2001, the figures above are from the fund’s predecessor fund, the Fasciano Fund, Inc. The figures above, through 6/30/2000, were audited by Arthur Andersen, LLP, (“Andersen”), the predecessor fund’s independent public accountants, who have ceased normal operations. After reasonable efforts, the fund has not been able to obtain the written consent of Andersen to include in this prospectus the above reference to Andersen as having audited the fund’s financial highlights for periods through 6/30/2000, and in reliance on Rule 437a under the Securities Act of 1933, the fund has not filed such a consent in its registration statement. Your ability to assert claims against Andersen under the securities laws may be limited.

(1)	In 2001, the fund’s fiscal year-end was changed from June 30 to August 31.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Annualized.

(4)	Not annalized.

10 Fasciano Fund

Neuberger Berman Focus Fund	Ticker Symbol: NBSSX

GOAL & STRATEGY

The fund seeks long-term growth of capital.

To pursue this goal, the fund invests mainly in common stocks of companies of any size that fall within the following sectors:

autos and housing

consumer goods and services

defense and aerospace

energy

financial services

health care

heavy industry

machinery and equipment

media and entertainment

retailing

technology

transportation

utilities

At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors, and may invest 50% or more of its assets in any one sector.

The manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with investing in a small number of sectors.

The manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Industry Sectors

The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. Although the fund does not invest more than 25% of total assets in any one industry, the several industries that comprise a sector may all react in the same way to economic, political and regulatory events.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

11 Focus Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Because the fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors.

To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund’s total assets in the financial services sector. (See the Appendix for a discussion of sector-specific risks.) To the extent that the fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the fund emphasizes that market capitalization, it could perform worse than certain other funds.

The fund is non-diversified. This means that the percentage of the fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

12 Focus Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’98, 34.51%
Worst quarter: Q3 ’01, -29.21%
Year-to-date performance as of 9/30/2002: -44.23%

Average Annual Total % Returns as of 12/31/2001
	1 Year	5 Years	10 Years
Focus Fund
Return Before Taxes	-6.69	13.20	15.38
Return After Taxes on Distributions	-7.98	10.77	12.88
Return After Taxes on Distributions and Sale of Fund Shares	-2.96	10.50	12.29
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund invested mainly in large-cap stocks prior to September 1998, its performance during those times would have been different if current policies had been in effect.

13 Focus Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
Management fees	0.74
Plus: Distribution (12b-1) fees	None
Other expenses	0.13
Equals: Total annual operating expenses	0.87

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$89	$278	$482	$1,073

MANAGEMENT

Kent Simons is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund’s assets since 1988.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.74% of average net assets.

14 Focus Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	38.89	27.79	36.25	50.61	36.11
Plus:	Income from investment operations
	Net investment income (loss)	0.10	0.02	(0.01)	(0.04)	0.01
	Net gains/losses - realized and unrealized	(6.21)	10.50	19.69	(10.23)	(10.65)
	Subtotal: income from investment operations	(6.11)	10.52	19.68	(10.27)	(10.64)
Minus	Distributions to shareholders
	Income dividends	0.06	0.09	0.01	—	—
	Capital gain distributions	4.93	1.97	5.31	4.23	2.42
	Subtotal: distributions to shareholders	4.99	2.06	5.32	4.23	2.42
Equal	Share price (NAV) at end of year	27.79	36.25	50.61	36.11	23.05

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses - actual	0.84	0.85	0.84	0.83	0.87
Expenses(1)	0.84	0.85	0.85	0.83	0.87
Net investment income (loss) - actual	0.27	0.03	(0.02)	(0.09)	0.02

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(17.37)	38.09	59.29	(20.40)	(31.58)
Net assets at end of year (in millions of dollars)	1,119.9	1,326.6	1,996.4	1,618.6	1,024.6
Portfolio turnover rate (%)	64	57	55	38	25

The figures above have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense offset arrangements.

15 Focus Fund

Neuberger Berman Genesis Fund	Ticker Symbol: NBGNX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

above-average returns

an established market niche

circumstances that would make it difficult for new competitors to enter the market the ability to finance their own growth

sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

16 Genesis Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Stock prices of many smaller companies are based on future expectations. The portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

17 Genesis Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’97, 20.07%
Worst quarter: Q3 ’98, -16.43%
Year-to-date performance as of 9/30/2002: -6.44%

Average Annual Total % Returns as of 12/31/2001
	1 Year	5 Years	10 Years
Genesis Fund
Return Before Taxes	12.11	14.17	15.28
Return After Taxes on Distributions	11.30	13.25	14.11
Return After Taxes on Distributions
and Sale of Fund Shares	7.79	11.43	12.64
Russell 2000 Index	2.49	7.52	11.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

18 Genesis Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.

Management fees	0.94
Plus: Distribution (12b-1) fees	None
Other expenses	0.16
Equals: Total annual operating expenses	1.10

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$112	$350	$606	$1,340

MANAGEMENT

Judith M. Vale, Robert W. D’Alelio and Kevin R. O’Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund’s assets since 1994. D’Alelio joined the firm in 1996 and has co-managed the fund’s assets since 1997. O’Brien has been a co-manager since 2001, and an analyst in the Research Department of Neuberger Berman, LLC since 1996.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.94% of average net assets.

19 Genesis Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	15.55		12.47	14.39	18.00	19.78
Plus: Income from investment operations
Net investment income (loss)	0.11		0.11	—	(0.01)	(0.01)
Net gains/losses - realized and unrealized	(3.00)		2.27	3.69	2.83	0.51
Subtotal: income from investment operations	(2.89)		2.38	3.69	2.82	0.50
Minus: Distributions to shareholders
Income dividends	—		0.12	0.08	—	—
Capital gain distributions	0.19		0.34	—	1.04	0.58
Subtotal: distributions to shareholders	0.19		0.46	0.08	1.04	0.58
Equals: Share price (NAV) at end of year	12.47		14.39	18.00	19.78	19.70

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense waiver and offset arrangements had not been in effect.

Net expenses - actual	1.10		1.17	1.21	1.11	1.10
Gross expenses(1)	1.12		—	—	—	—
Expenses(2)	1.11		1.17	1.21	1.11	1.10
Net investment income (loss) - actual	0.72		0.61	(0.02)	(0.07)	(0.05)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(18.82	)(3)	19.20	25.79	16.52	2.54
Net assets at end of year (in millions of dollars)	1,079.1		851.3	749.0	978.3	1,063.2
Portfolio turnover rate (%)	18		33	38	19	19

The above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no management fee waiver.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements; the management fee waiver is included, however.

(3)	Would have been lower if Neuberger Berman Management had not waived a portion of the management fee.

20 Genesis Fund

Neuberger Berman Guardian Fund	Ticker Symbol: NGUAX

GOAL & STRATEGY

The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.

The manager employs a research driven and valuation sensitive approach to stock selection. He seeks to identify stocks in well-positioned businesses that he believes are undervalued in the market. He looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractice long-term returns.

Large-cap companies are usually well-established. Compared to mid-cap companies, they may be less responsive to change but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

21 Guardian Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

22 Guardian Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’98, 23.12%
Worst quarter: Q3 ’98, -26.19%
Year-to-date performance as of 9/30/2002: -30.21%

Average Annual Total % Returns as of 12/31/2001
	1 Year	5 Years	10 Years
Guardian Fund
Return Before Taxes	-1.84	4.75	10.41
Return After Taxes on Distributions	-2.18	1.44	7.91
Return After Taxes on Distributions
and Sale of Fund Shares	-1.13	3.57	8.31
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during those times might have been different if current policies had been in effect.

Distribution History

The fund has paid an income distribution every quarter since its inception in 1950. It has also paid an annual capital gain distribution during the same period. Of course, the fund cannot guarantee that it will continue to make these distributions.

23 Guardian Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.

Management fees	0.73
Plus: Distribution (12b-1) fees	None
Other expenses	0.15
Equals: Total annual operating expens	0.88

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$90	$281	$488	$1,084

MANAGEMENT

Arthur Moretti is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined each firm in 2001 and has managed the fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.73% of average net assets.

24 Guardian Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	31.41	21.32	22.72	20.22	14.30
Plus: Income from investment operations
Net investment income	0.18	0.18	0.14	0.13	0.12
Net gains/losses - realized and unrealized	(6.09)	5.29	2.99	(2.82)	(2.77)
Subtotal: income from investment operations	(5.91)	5.47	3.13	(2.69)	(2.65)
Minus: Distributions to shareholders
Income dividends	0.18	0.16	0.15	0.13	0.12
Capital gain distributions	4.00	3.91	5.48	3.10	—
Subtotal: distributions to shareholders	4.18	4.07	5.63	3.23	0.12
Equals: Share price (NAV) at end of year	21.32	22.72	20.22	14.30	11.53

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses - actual	0.79	0.82	0.84	0.84	0.88
Expenses(1)	0.79	0.82	0.84	0.84	0.88
Net investment income - actual	0.59	0.70	0.64	0.83	0.84

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(20.80)	26.12	16.84	(13.36)	(18.64)
Net assets at end of year (in millions of dollars)	4,210.8	3,441.0	2,713.2	1,999.5	1,337.1
Portfolio turnover rate (%)	60	73	83	88	85

The above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no expense offset arrangements.

25 Guardian Fund

Neuberger Berman International Fund	Ticker Symbol: NBISX

GOAL & STRATEGY

The fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

To pursue this goal, the fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the managers look for well-managed companies that show potential for above-average growth and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected earnings growth. The managers also consider the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Foreign Stocks

There are many promising opportunities for investment outside the United States. These foreign markets often respond to different factors, and therefore tend to follow cycles that are different from each other.

For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth.

Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

26 International Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversity, world markets may all react in similar fashion to important economic or political developments. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because foreign markets are less developed and foreign governments, economies, laws, tax codes, and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks—sometimes for years. The fund could also underperform if the managers invest in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The fund may use derivatives for hedging and for speculation. Hedging could reduce the fund’s losses from currency fluctuations, but could also reduce its gains. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. A derivative instrument could fail to perform as expected. Any speculative investment could cause a loss for the fund.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

27 International Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’99, 43.21%
Worst quarter: Q3 ’98, -26.09%
Year-to-date performance as of 9/30/2002: -16.51%

Average Annual Total % Returns as of 12/31/2001
	1 Year	5 Years	Since Inception (6/15/1994)
International Fund
Return Before Taxes	-18.01	3.20	5.98
Return After Taxes on
Distributions	-18.18	2.08	5.17
Return After Taxes on
Distributions and Sale of
Fund Shares	-10.97	2.75	5.04
EAFE Index	-21.21	1.17	3.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

Because the fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time would have been different if current policies had been in effect.

28 International Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares held for more than 180 days, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees
(% of amount redeemed or exchanged)
These are deducted directly from your investment.
Redemption Fee	2.00%
Exchange Fee	2.00%
These fees are charged on investments held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund. See “Redemption Fee” for more information.
Annual operating expenses
(% of average net assets)*
These are deducted from fund assets, so you pay them indirectly
Management fees	1.11
Plus: Distribution (12b-1) fees	None
Other expenses	0.58
Equals: Total annual operating expenses	1.69

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$172	$533	$918	$1,998

MANAGEMENT

Valerie Chang and Benjamin Segal are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Chang joined the firm in 1996 and has managed the fund since 1997. Segal joined the firm in 1999 and has been the co-manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.11% of average net assets.

29 International Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	14.83		13.85	16.76	20.82	11.81
Plus: Income from investment operations
Net investment income (loss)	(0.03)		(0.08)	(0.07)	0.05	0.03
Net gains/losses - realized and unrealized	(0.81)		3.00	4.35	(4.74)	(1.18)
Subtotal: income from investment operations	(0.84)		2.92	4.28	(4.69)	(1.15)
Minus: Distributions to shareholders
Income dividends	—		—	0.01	—	0.02
Capital gain distributions	0.14		0.01	0.21	4.32	0.04
Subtotal: distributions to shareholders	0.14		0.01	0.22	4.32	0.06
Equals: Share price (NAV) at end of year	13.85		16.76	20.82	11.81	10.60

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses - actual	1.70		1.61	1.43	1.56	1.69
Gross expenses(1)	1.61		1.59	—	—	—
Expenses(2)	1.71		1.61	1.43	1.56	1.69
Net investment income (loss) - actual	(0.24)		(0.43)	(0.33)	0.33	0.31

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(5.69	)(3)	21.09 (3)	25.43	(25.71)	(9.76)
Net assets at end of year (in millions of dollars)	125.5		112.5	193.7	98.2	77.1
Portfolio turnover rate (%)	46		94	80	61	63

The above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower/higher if Neuberger Berman Management had not reimbursed/recouped certain expenses.

30 International Fund

Neuberger Berman Manhattan Fund	Ticker Symbol: NMANX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers look for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these firms may include:

above-average growth of earnings

earnings that have exceeded analysts’ expectations

The managers may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

31 Manhattan Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

32 Manhattan Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’99, 49.01%
Worst quarter: Q3 ’01, -30.09%
Year-to-date performance as of 9/30/2002: -32.43%

Average Annual Total % Returns as of 12/31/2001
	1 Year	5 Years	10 Years
Manhattan Fund
Return Before Taxes	-29.66	7.15	9.77
Return After Taxes on Distributions	-29.76	3.54	6.12
Return After Taxes on Distributions and Sale of Fund Shares	-17.96	6.13	7.42
S&P 500 Index	-11.88	10.70	12.93
Russell Midcap Growth Index	-20.15	9.02	11.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing in stocks of all capitalizations and used a comparatively more value-oriented investment approach prior to July 1997, its performance would have been different if current policies had been in effect.

33 Manhattan Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
Management fees	0.80
Plus: Distribution (12b-1) fees	None
Other expenses	0.25
Equals: Total annual operating expenses	1.05

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$107	$334	$579	$1,283

MANAGEMENT

Jennifer K. Silver and Brooke A. Cobb are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Silver is the Director of the Growth Equity Group, and has been co-manager of the fund since joining the firm in 1997. From 1981 to 1997, she was an analyst and a portfolio manager at another firm. Cobb has been co-manager of the fund since joining the firm in 1997. From 1972 to 1997, he was a portfolio manager at several other firms.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.80% of average net assets.

34 Manhattan Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	14.51	9.42	12.07	21.01	6.63
Plus: Income from investment operations
Net investment loss	(0.05)	(0.06)	(0.08)	(0.05)	(0.04)
Net gains/losses - realized and unrealized	(1.20)	3.54	10.22	(8.97)	(1.84)
Subtotal: income from investment operations	(1.25)	3.48	10.14	(9.02)	(1.88)
Minus: Distributions to shareholders
Capital gain distributions	3.84	0.83	1.20	5.36	0.05
Subtotal: distributions to shareholders	3.84	0.83	1.20	5.36	0.05
Equals: Share price (NAV) at end of year	9.42	12.07	21.01	6.63	4.70

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses - actual	0.94	1.00	0.92	0.95	1.05
Expenses(1)	0.95	1.00	0.92	0.95	1.05
Net investment loss - actual	(0.42)	(0.50)	(0.52)	(0.52)	(0.69)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(11.02)	37.40	87.89	(51.10)	(28.57)
Net assets at end of year (in millions of dollars)	476.6	566.0	1,178.6	517.8	300.5
Portfolio turnover rate (%)	90	115	105	102	98

The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. All other figures have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no expense offset arrangements.

35 Manhattan Fund

Neuberger Berman Millennium Fund	Ticker Symbol: NBMIX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers take a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

36 Millennium Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

37 Millennium Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’99, 72.95%
Worst quarter: Q3 ’01, -27.89%
Year-to-date performance as of 9/30/2002: -44.26%

Average Annual Total % Returns as of 12/31/2001
	1 Year	Since Inception (10/20/1998)
Millennium Fund
Return Before Taxes	-14.47	26.71
Return After Taxes on Distributions	-14.47	22.47
Return After Taxes on Distributions and Sale of Fund Shares.	-8.81	20.60
Russell 2000 Growth Index	-9.23	8.20
Russell 2000 Index	2.49	12.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. small-cap equity market and of the portion of that market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

38 Millennium Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
Management fees	1.11
Plus: Distribution (12b-1) fees	None
Other expenses	0.51
Equals: Total annual operating expenses	1.62

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$165	$511	$881	$1,922

MANAGEMENT

Michael F. Malouf and Richard J. Jodka are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Malouf has co-managed the fund since its inception in 1998, and has been Director of the Small-Cap Growth Group since 2001. From 1991 to 1998, he was a portfolio manager at another firm. Jodka, who has been with Neuberger Berman, LLC since 2000, is an Associate Manager of the fund. From 1994 through 2000 he was a portfolio manager at two other firms.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/ 2002) and continue an asset management history that began in 1939. For the 12 months ended 8/ 31/2002, the management/administration fees paid to Neuberger Berman Management were 1.11% of average net assets.

39 Millennium Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1999(1)		2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	10.00		19.49	36.02	14.35
Plus: Income from investment operations
Net investment loss	(0.10)		(0.24)	(0.21)	(0.14)
Net gains/losses - realized and unrealized	9.59		18.61	(16.36)	(4.85)
Subtotal: income from investment operations	9.49		18.37	(16.57)	(4.99)
Minus: Distributions to shareholders
Capital gain distributions	—		1.84	5.09	—
Tax return of capital	—		—	0.01	—
Subtotal: distributions to shareholders	—		1.84	5.10	—
Equals: Share price (NAV) at end of year	19.49		36.02	14.35	9.36

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses - actual	1.75	(2)	1.38	1.47	1.62
Gross expenses(3)	2.13	(2)	1.33	—	—
Expenses(4)	1.76	(2)	1.38	1.47	1.62
Net investment loss - actual	(1.23	)(2)	(0.94)	(1.08)	(1.05)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	94.90	(5)(6)	96.88 (5)	(48.32)	(34.77)
Net assets at end of year (in millions of dollars)	66.4		315.5	118.0	63.1
Portfolio turnover rate (%)	208		176	158	126

The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. All other figures have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 10/20/1998 (beginning of operations) to 8/31/1999.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement/repayment.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower/higher if Neuberger Berman Management had not reimbursed/recouped certain expenses.

(6)	Not annualized.

40 Millennium Fund

Neuberger Berman Partners Fund	Ticker Symbol: NPRTX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-to-large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies and industries.

The manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

strong fundamentals, such as a company’s financial, operational, and competitive positions relatively high operating profit margins and returns

a sound internal earnings record

The manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

41 Partners Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

The fund’s value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The fund’s performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

42 Partners Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’98, 16.37%
Worst quarter: Q3 ’01, -15.94%
Year-to-date performance as of 9/30/2002: -29.34%

Average Annual Total % Returns as of 12/31/2001
	1 Year	5 Years	10 Years
Partners Fund
Return Before Taxes	-3.02	7.63	12.74
Return After Taxes on Distributions	-3.53	4.90	9.48
Return After Taxes on Distributions and Sale of
Fund Shares	-1.52	5.66	9.49
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

43 Partners Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
Management fees	0.74
Plus: Distribution (12b-1) fees	None
Other expenses	0.13
Equals: Total annual operating expenses	0.87

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$89	$278	$482	$1,073

MANAGEMENT

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the fund since 1998, and was a portfolio manager at another firm from 1993 to 1998.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.74% of average net assets.

44 Partners Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	31.60	22.97	26.42	25.03	20.54
Plus:	Income from investment operations
	Net investment income	0.23	0.27	0.19	0.08	0.03
	Net gains/losses - realized and unrealized	(2.83)	5.59	1.81	(2.47)	(3.44)
	Subtotal: income from investment operations	(2.60)	5.86	2.00	(2.39)	(3.41)
Minus:	Distributions to shareholders
	Income dividends	0.19	—	0.29	0.17	0.08
	Capital gain distributions	5.84	2.41	3.10	1.93	0.38
	Subtotal: distributions to shareholders	6.03	2.41	3.39	2.10	0.46
Equals:	Share price (NAV) at end of year	22.97	26.42	25.03	20.54	16.67

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		0.80	0.82	0.84	0.84	0.87
Expenses(1)		0.80	0.82	0.84	0.84	0.87
Net investment income - actual		0.78	0.94	0.60	0.35	0.16

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)		(10.03)	26.08	8.51	(9.68)	(16.98)
Net assets at end of year (in millions of dollars)		2,812.7	2,854.4	2,191.8	1,689.4	1,209.6
Portfolio turnover rate (%)		109	132	95	73	53

The above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense offset arrangements.

45 Partners Fund

Neuberger Berman Real Estate Fund	Ticker Symbol: NBRFX

GOAL & STRATEGY

The fund seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

To pursue this goal, the fund normally invests at least 80% of its assets in equity securities issued by real estate investment trusts (“REITs”) and common stocks and other securities issued by other real estate companies. The fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate.

The fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody’s or Standard & Poor’s or, if unrated by either of these, deemed by the manager to be of comparable quality.

The manager makes investment decisions through a fundamental analysis of each company. The manager reviews each company’s current financial condition and industry position, as well as economic and market conditions. In doing so, he evaluates the company’s growth potential, earnings estimates and quality of management, as well as other factors.

The fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the manager finds an opportunity he believes is more compelling, or if the manager’s outlook on the company or the market changes. Active trading may cause the fund to have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days’ notice. This test and the test of whether a company is a real estate company are applied at the time the fund invests; later percentage changes caused by a change in market values or company circumstances will not require the fund to dispose of a holding.

Small and Mid-Cap Companies

REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, large-cap company stocks. Smaller real estate companies often have narrower markets and more limited managerial and financial resources than larger companies. There may also be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger-cap company stocks.

46 Real Estate Fund

Real Estate Investment Trusts

A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

47 Real Estate Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock and real estate markets. The markets’ behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Although the fund will not invest in real estate directly, it concentrates its assets in the real estate industry, so your investment in the fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The fund may at times be more concentrated in particular sub-sectors of the real estate business — e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under federal tax laws.

The value of debt securities tends to rise when market interest rates fall and fall when market interest rates rise. This effect is generally more pronounced the longer the maturity of a debt security.

If the fund invests in lower-rated bonds, it will be subject to their risks, including the risk its holdings may: fluctuate more widely in price and yield than investment-grade bonds, fall in price when the economy is weak or expected to become weak, be difficult to sell at the time and price the fund desires, or carry higher transaction costs. Performance may also suffer if an issuer of bonds held by the fund defaults on payment of its debt obligations.

The fund is subject to interest rate risk, which is the risk that REIT and other real estate company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Some of the REIT and other real estate company securities in which the fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

The fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the fund is carrying them. Judgment also pays a greater role in pricing these securities than it does for securities having more active markets.

48 Real Estate Fund

The fund is non-diversified. This means that the percentage of the fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

PERFORMANCE

When this prospectus was prepared, the fund had completed less than one calendar year of operation and had no performance information to report. 49 Real Estate Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares held for more than 180 days, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees
(% of amount redeemed or exchanged)
These are deducted directly from your investment.
Redemption Fee	1.00%
Exchange Fee	1.00%
These fees are charged on investments held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund. See “Redemption Fee” for more information.
Annual operating expenses
(% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.

	Management fees	1.25
Plus:	Distribution (12b-1) fees	0.10
	Other expenses**	0.96
Equals:	Total annual operating expenses	2.31
Minus:	Expense reimbursement	0.81
Equals:	Net expenses	1.50

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

** Other expenses are based on estimated amounts for the current fiscal year.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years
Expense	$153	$474

MANAGEMENT

Steven R. Brown is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund’s assets since 2002. From 1997 to 2002 he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the period from May 1, 2002 (beginning of operations) through 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

50 Real Estate Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		2002(1)

Per-share data ($)
Data apply to a single share throughout the period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of period	10.00
Plus:	Income from investment operations
	Net investment income	0.12
	Net gains/losses - realized and unrealized	(0.24)
	Subtotal: income from investment operations	(0.12)
Minus:	Distributions to shareholders
	Income dividends	0.07
	Subtotal: distributions to shareholders	0.07
Equals:	Share price (NAV) at end of period	9.81

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.50	(2)
Gross expenses(3)		4.81	(2)
Expenses(4)		1.50	(2)
Net investment income - actual		3.53	(2)

Other data
Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)		(1.23	)(6)
Net assets at end of period (in millions of dollars)		12.2
Portfolio turnover rate (%)		44

The above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statement, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 5/1/2002 (beginning of operations) to 8/31/2002.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

51 Real Estate Fund

Neuberger Berman Regency Fund	Ticker Symbol: NBRVX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among different companies and industries.

The managers look for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

strong fundamentals, such as a company’s financial, operational, and competitive positions consistent cash flow

a sound earnings record through all phases of the market cycle

The managers may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

52 Regency Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

The fund’s value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The fund’s performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

53 Regency Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q3 ’00, 14.08%
Worst quarter: Q3 ’01, -10.96%
Year-to-date performance as of 9/30/2002: -15.15%

Average Annual Total % Returns as of 12/31/2001

	1 Year	Since Inception (6/1/1999)
Regency Fund
Return Before Taxes	-2.34	13.99
Return After Taxes on Distributions	-5.68	11.32
Return After Taxes on Distributions and Sale of Fund Shares	-0.47	10.26
Russell Midcap Index	-5.62	4.95
Russell Midcap Value Index	2.33	5.33

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.

The Russell Midcap Value Index is an unmanaged index of U.S. midcap value stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. mid-cap equity market and of the portion of that market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

54 Regency Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.81
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.69
Equals:	Total annual operating expenses	1.50

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$153	$474	$818	$1,791

MANAGEMENT

Robert I. Gendelman is a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC, where he has been a portfolio manager since 1994. He has managed the fund since its inception.

Andrew B. Wellington is a Vice President of both Neuberger Berman Management and Neuberger Berman, LLC. He has been a co-manager of the fund since 2002. From 2001 to 2002, he was an Associate Manager of the fund. From 1996 to 2001, he was a portfolio manager at another firm.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.81% of average net assets.

55 Regency Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1999(1)		2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00		9.82	13.02	12.92
Plus:	Income from investment operations
	Net investment income (loss)	0.01		—	—	(0.01)
	Net gains/losses - realized and unrealized	(0.19)		3.38	0.60	(0.88)
	Subtotal: income from investment operations	(0.18)		3.38	0.60	(0.89)
Minus:	Distributions to shareholders
	Income dividends	—		0.02	—	0.01
	Capital gain distributions	—		0.16	0.70	1.44
	Subtotal: distributions to shareholders	—		0.18	0.70	1.45
Equals:	Share price (NAV) at end of year	9.82		13.02	12.92	10.58

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.50	(2)	1.50	1.50	1.50
Gross expenses(3)		8.38	(2)	2.22	1.61	1.46
Expenses(4)		1.51	(2)	1.51	1.50	1.50
Net investment income (loss) - actual		0.66	(2)	—	(0.02)	(0.07)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)		(1.80	)(6)	34.95	4.81	(7.42)
Net assets at end of year (in millions of dollars)		7.9		10.9	16.0	16.7
Portfolio turnover rate (%)		42		200	256	119

The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. All other figures have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 6/1/1999 (beginning of operations) to 8/31/1999.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement/repayment.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower/higher if Neuberger Berman Management had not reimbursed/recouped certain expenses.

(6)	Not annualized.

56 Regency Fund

Neuberger Berman Socially Responsive Fund	Ticker Symbol: NBSRX

GOAL & STRATEGY

The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund’s financial criteria and social policy.

To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.

The managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the managers look for those that show leadership in three areas:

environmental concerns

diversity in the work force

progressive employment and workplace practices, and community relations

The managers typically also look at a company’s record in public health and the nature of its products. The managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the fund endeavors to avoid companies that derive revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power. The fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its total assets in equity securities selected in accordance with its social policy, without providing shareholders at least 60 days’ notice.

Social Investing

Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

57 Socially Responsive Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The fund’s social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

undervalued stocks that don’t meet the social criteria could outperform those that do economic or political changes could make certain companies less attractive for investment the social policy could cause the fund to sell or avoid stocks that subsequently perform well

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. These investments are not subject to the fund’s social policy.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

58 Socially Responsive Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 ’98, 20.98%
Worst quarter: Q3 ’98, -14.24%
Year-to-date performance as of 9/30/2002: -22.78%

Average Annual Total % Returns as of 12/31/2001

	1 Year	5 Years	Since Inception (3/16/1994)
Socially Responsive Fund
Return Before Taxes	-2.57	8.24	11.63
Return After Taxes on Distributions	-4.72	7.22	10.68
Return After Taxes on Distributions and Sale of Fund Shares	-0.28	6.61	9.60
S&P 500 Index	-11.88	10.70	14.20
Russell 1000 Value Index	-5.59	11.13	13.85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

59 Socially Responsive Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.81
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.36
Equals:	Total annual operating expenses	1.17

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$119	$372	$644	$1,420

MANAGEMENT

Janet Prindle, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined the latter firm in 1977. She has been managing assets using social criteria since 1990 and has been manager of the fund since its inception.

Arthur Moretti, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined each firm and has co-managed the fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

Ingrid S. Dyott is a Vice President of Neuberger Berman Management since 1997 and is an Associate Manager of the fund. She was project director for a social research group from 1995 to 1997.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.81% of average net assets.

60 Socially Responsive Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	17.79	16.32	21.33	21.01	18.96
Plus:	Income from investment operations
	Net investment income	0.07	0.02	—	0.02	0.04
	Net gains/losses - realized and unrealized	(1.11)	5.94	0.57	(2.07)	(1.83)
	Subtotal: income from investment operations	(1.04)	5.96	0.57	(2.05)	(1.79)
Minus:	Distributions to shareholders
	Income dividends	0.03	0.07	0.02	—	0.06
	Capital gain distributions	0.40	0.88	0.87	—	1.67
	Tax return of capital	—	—	—	—	0.05
	Subtotal: distributions to shareholders	0.43	0.95	0.89	—	1.78
Equals:	Share price (NAV) at end of year	16.32	21.33	21.01	18.96	15.39

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement/waiver and offset arrangements had not been in effect.

	Net expenses - actual	1.10	1.10	1.12	1.13	1.17
	Expenses(1)	1.10	1.10	1.12	1.13	1.17
	Net investment income - actual	0.43	0.12	0.01	0.08	0.21

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

	Total return (%)	(6.02)	37.09	2.96	(9.76)	(10.62)
	Net assets at end of year (in millions of dollars)	82.5	118.9	107.6	87.8	71.2
	Portfolio turnover rate (%)	47	53	76	83	60

The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. All other figures have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense offset arrangements.

61 Socially Responsive Fund

Neuberger Berman Your Investment

SHARE PRICES

Because the shares of these funds do not have sales charges, the price you pay for each share of a fund is the fund’s net asset value per share. Unless a redemption fee is applied, the funds pay you the full share price when you sell shares.

Of the funds in this prospectus, only International and Real Estate Funds impose a redemption fee on sales or exchanges of fund shares held 180 days or less. If you own shares of these funds, see “Redemption Fee” for more information on when a redemption fee would be charged to your account.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. Each fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted; check with your investment plan to find out by what time your order must be received so that it can be processed the same day. If you use an investment provider, depending on when it accepts orders, it’s possible that a fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can’t buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The price of a particular share class of a fund is the total value of the assets attributable to that class minus the liabilities attributable to that class, divided by the total number of shares of that class outstanding. Because the value of a fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the funds use market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When a fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value estimate made according to methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities.

The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the NYSE closes.

PRIVILEGES AND SERVICES

If you purchase Investor Class shares (or, in the case of Real Estate Fund, Trust Class shares) directly from Neuberger Berman Management, you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

62 Your Investment

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access — At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDfone® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

DISTRIBUTIONS AND TAXES

Distributions — Each fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the funds make any distributions once a year (in December), except for Guardian and Real Estate Funds, which typically distribute any net investment income quarterly.

Unless you designate otherwise, your income and capital gain distributions from a fund will be reinvested in additional shares of that fund.

However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions, but receive income distributions in cash.

Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of another Neuberger Berman fund with the same account registration.

To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested or paid in cash.

How distributions are taxed — Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

63 Your Investment

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Income distributions and net short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund, or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts.

Taxes and You

The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider send you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

When sending in your application, it’s important to provide your Social Security or other taxpayer indentification number. If we don’t have this number, the IRS requires a fund to deduct back-up withholding from money you are entitled to receive from the fund, whether from selling shares or from distributions. We are also required to withhold 30% of all you receive from distributions if the IRS tells us that you are otherwise subject to backup withholding.

If the appropriate tax ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid back-up withholding. This 60-day grace period is not available on all types of accounts. For information on custodial accounts, call 800-877-9700.

Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the fund or paid to shareholders in cash.

Because of this, if you buy shares just before a fund makes a distribution, you’ll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you’re investing in a fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

64 Your Investment

MAINTAINING YOUR ACCOUNT

When you buy shares — Instructions for buying shares from Neuberger Berman Management are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in one of the funds or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

When you purchase shares you will receive the next share price calculated after your payment is received.

When you sell shares — If you bought your shares from Neuberger Berman Management, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time.

If you exchange shares of International or Real Estate Funds within 180 days or less of purchase, you may be charged a redemption fee. See the “Redemption Fee” section for more information.

In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see “Signature Guarantees”). These cases include:

when selling more than $50,000 worth of shares

when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

When selling shares in an account that you do not intend to close, be sure to leave at least $1,000 worth of shares in the account. Otherwise, the fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

Uncashed checks — We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares — You can move money from one Neuberger Berman fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase Investor Class shares of another fund or Trust Class shares of Real Estate Fund. There are three things to remember when making an exchange:

both accounts must have the same registration

you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

65 Your Investment

because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. If you exchange shares of International or Real Estate Funds within 180 days or less of purchase, you may be charged a redemption fee. See the “Redemption Fee” section for more information.

Placing orders by telephone — Neuberger Berman fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don’t want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn’t cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. Also, if you lose a certificate, you will be charged a fee.

Other policies – Under certain circumstances, the funds reserve the right to:

suspend the offering of shares

reject any exchange or investment order

change, suspend, or revoke the exchange privilege

suspend the telephone order privilege

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

66 Your Investment

Signature Guarantees

A signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a signature guarantee.

Investment Providers

The Investor and Trust Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management. However, if you use an investment provider, most of the information you’ll need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of any of the funds described in this prospectus.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares. See “When You Exchange Shares” for more information.

Distribution and Shareholder Servicing Fees

Real Estate Fund has adopted a plan under which the fund’s Trust Class pays 0.10% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

67 Your Investment

BUYING SHARES

Method	Things to know	Instructions
Sending us a check	Your first investment must be at least $1000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us	Fill out the application and enclose your check

If regular first-class mail, send to:
    Neuberger Berman Funds
    Boston Service Center
    P.O. Box 8403
    Boston, MA 02266-8403

If express delivery, registered mail, or certified mail,
send to:
    Neuberger Berman Funds
    c/o State Street Bank and Trust Company
    66 Brooks Drive
Braintree, MA 02184-3839

Wiring Money	All wires must be for at least $1,000	Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the fund name, your account number and other information as requested

Exchanging from another fund	All exchanges must be for at least $1,000 Both accounts involved must be registered in the same name, address and tax ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366

By telephone	We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Additional shares will be purchased upon receipt of your money by our transfer agent

	Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer To add shares to an existing account using FUNDfone®, call 800-335-9366

Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

68 Your Investment

SELLING SHARES

Method	Things to know	Instructions
Sending us a letter	Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s)

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance in all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 fee

You can also request that we send the proceeds to your designated bank account by electronic transfer without fee

You may need a signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you	Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
    Neuberger Berman Funds
    Boston Service Center
    P.O. Box 8403
    Boston, MA 02266-8403

If express delivery, registered mail, or certified
mail, send to:
    Neuberger Berman Funds
    c/o State Street Bank and Trust Company
    66 Brooks Drive
Braintree, MA 02184-3839

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option (The only exception is for those shareholders who are at least 59 1/2 or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days	Call 800-877-9700 to place your order

Give your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone®, call 800-335-9366

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and tax ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366

Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

Redemption Fee	International and Real Estate Funds charge a 2.00% and 1.00% redemption fee, respectively, on shares redeemed or exchanged for shares of another fund in 180 days or less of purchase	See section entitled “Redemption Fee” or call 800-877-9700 for more information
69 Your Investment

Retirement Plans

We offer investors a number of tax-advantaged plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they’re not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: Coverdell Education Savings Account (formerly the Education IRA), SEP-IRA, SIMPLE, Keogh, and other types of plans. Consult your tax professional to find out which types of plans or accounts may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan or account.

Internet Connection

Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that’s most relevant to you.

As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions — 24 hours a day.

REDEMPTION FEE

If you sell your shares of International or Real Estate Funds or exchange them for shares of another fund within 180 days or less of purchase, you will be charged a fee of 2.00% in the case of International Fund, and a fee of 1.00% in the case of Real Estate Fund, on the current net asset value of the shares sold or exchanged. The fee is paid to the funds to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The funds use a “first-in, first-out” method to determine how long you have held your fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We will not impose the redemption fee on a redemption or an exchange of:

shares acquired by reinvestment of dividends or other distributions of the funds;

shares held in an account of certain qualified retirement plans; or

shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading.

Shareholders purchasing through an investment provider should contact that provider to determine whether it imposes a redemption fee or has such a policy in place.

FUND STRUCTURE

Each fund uses a “multiple class” structure. The funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates to Trust Class shares of Real Estate Fund and Investor Class shares of the other funds.

70 Your Investment

APPENDIX

Neuberger Berman Focus Fund — Description of Economic Sectors.

Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products (“automobile industries”) or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) Defense and Aerospace Sector: Companies involved in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

(4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies’ securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

(5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.

71 APPENDIX

(6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability and their products and services. Also, products and services of these companies could quickly become obsolete.

(7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector—for example, video and electronic games—may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

(10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies’ securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

(11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

72 APPENDIX

(12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public’s willingness to travel.

(13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

Market Risk

The following is a discussion of the risks of investing in the various capitalization components of the stock market and the risks of using either a value or growth approach to selecting these securities.

(1) Small-Cap Stocks: The stocks of smaller companies are often more volatile and less liquid than the stocks of larger companies, and these companies may have a shorter history of operations than larger companies. They may not have as great an ability to raise additional capital; and may have a less diversified product line, making them more susceptible to market pressure. Small-cap stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor. Finally, small-cap stocks may be more affected than other types of stock by the underperformance of a sector in which they may be more concentrated.

(2) Mid-Cap Stocks: Mid-cap stocks may fluctuate more widely in price than the market as a whole and may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

(3) Large-Cap Stocks: At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding these stocks to perform worse than certain other funds over a given time period.

(4) Value Stocks: With a value approach, there is the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

(5) Growth Stocks: Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

73 APPENDIX

Neuberger Berman Equity Funds
Investor and Trust Class Shares

No load or sales charges

If you’d like further details on these funds you can request a free copy of the following documents:

Shareholder Reports — Published twice a year, the shareholder reports offer information about each fund’s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

complete portfolio holdings

Statement of Additional Information — The SAI contains more comprehensive information on these funds, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about each fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus. Investment manager: Neuberger Berman Management Inc. Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor
New York, NY 10158-0180
800-877-9700
212-476-8800

Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

A0088 12/02 SEC file number: 811-582

Neuberger Berman Management Inc. 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services: 800.877.9700 Institutional Services 800.366.6264 www.nb.com

PROSPECTUS   December 12, 2002

Neuberger Berman Equity Funds

TRUST CLASS SHARES Focus Fund Genesis Fund Guardian Fund International Fund Manhattan Fund Millennium Fund Partners Fund Real Estate Fund Regency Fund Socially Responsive Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman Contents

EQUITY FUNDS

Focus Fund	1
Genesis Fund	6
Guardian Fund	11
International Fund	16
Manhattan Fund	21
Millennium Fund	26
Partners Fund	31
Real Estate Fund	36
Regency Fund	42
Socially Responsive Fund	47

YOUR INVESTMENT

Maintaining Your Account	52
Share Prices	53
Distributions and Taxes	53
Fund Structure	55

THESE FUNDS:

are designed for investors with long-term goals in mind, and for the Real Estate Fund, also for current income offer you the opportunity to participate in financial markets through professionally managed portfolios also offer the opportunity to diversify your portfolio with funds that invest using a value or a growth approach, or a combination of the two carry certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency normally invest at least 80% of net assets in equity securities

The “Neuberger Berman” name and logo are service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the individual fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2002 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman
Focus Fund	Ticker Symbol: NBFCX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of companies of any size that fall within the following sectors:

autos and housing

consumer goods and services

defense and aerospace

energy

financial services

health care

heavy industry

machinery and equipment

media and entertainment

retailing

technology

transportation

utilities

At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors, and may invest 50% or more of its assets in any one sector.

The manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with investing in a small number of sectors.

The manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Industry Sectors

The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. Although the fund does not invest more than 25% of total assets in any one industry, the several industries that comprise a sector may all react in the same way to economic, political and regulatory events.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

1 Focus Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Because the fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors.

To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund’s total assets in the financial services sector. (See the Appendix for a discussion of sector-specific risks.) To the extent that the fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the fund emphasizes that market capitalization, it could perform worse than certain other funds.

The fund is non-diversified. This means that the percentage of the fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

2 Focus Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q4 ’98, 34.52%
Worst quarter: Q3 ’01, -29.23%
Year-to-date performance as of 9/30/2002: -44.31%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Focus Fund
Return Before Taxes	-6.92	13.05	15.62
Return After Taxes on Distributions	-8.21	12.07	14.67
Return After Taxes on Distributions
and Sale of Fund Shares	-3.10	10.76	13.29
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

* Through 12/15/2000, Focus Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the period from 8/1993 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Focus Fund Trust Class. Performance from the beginning of the measurement period above to 8/1993 is that of Focus Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund invested mainly in large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

3 Focus Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.88
Plus:	Distribution (12b-1) fees	0.10
	Other expenses	0.06
Equals:	Total annual operating expenses	1.04

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$106	$331	$574	$1,271

MANAGEMENT

Kent Simons is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund’s assets since 1988.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.88% of average net assets.

4  Focus Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	21.27		17.14	23.62	35.33	26.66
Plus:	Income from investment operations
	Net investment income (loss)	0.03		(0.02)	(0.05)	(0.08)	(0.04)
	Net gains/losses - realized and unrealized	(3.66)		6.53	13.40	(7.17)	(7.86)
	Subtotal: income from investment operations	(3.63)		6.51	13.35	(7.25)	(7.90)
Minus:	Distributions to shareholders
	Income dividends	0.01		0.03	—	—	—
	Capital gain distributions	0.49		—	1.64	1.42	1.78
	Subtotal: distributions to shareholders	0.50		0.03	1.64	1.42	1.78
Equals:	Share price (NAV) at end of year	17.14		23.62	35.33	26.66	16.98

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		0.94		0.95	1.05	1.03	1.04
Gross expenses(1)		0.97		0.98	1.06	—	—
Expenses(2)		0.94		0.95	1.05	1.03	1.04
Net investment income (loss) - actual		0.17		(0.07)	(0.22)	(0.28)	(0.15)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)		(17.45	)(3)	38.07 (3)	59.02 (3)	(20.58)	(31.74)
Net assets at end of year (in millions of dollars)		193.2		216.0	372.4	398.2	249.3
Portfolio turnover rate (%)		64		57	55	38	25

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
5 Focus Fund

Neuberger Berman
Genesis Fund	Ticker Symbol: NBGEX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

above-average returns

an established market niche

circumstances that would make it difficult for new competitors to enter the market the ability to finance their own growth

sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

6 Genesis Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Stock prices of many smaller companies are based on future expectations. The portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

7 Genesis Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q3 ’97, 20.18%
Worst quarter: Q3 ’98, -16.44%
Year-to-date performance as of 9/30/2002: -6.49%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Genesis Fund
Return Before Taxes	12.08	14.14	15.33
Return After Taxes on Distributions	11.26	13.46	14.85
Return After Taxes on Distributions
and Sale of Fund Shares	7.77	11.53	13.18
Russell 2000 Index	2.49	7.52	11.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

* Through 12/15/2000, Genesis Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 8/1993 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Genesis Fund Trust Class. Performance from the beginning of the measurement period above to 8/1993 is that of Genesis Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

8  Genesis Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.08
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.05
Equals:	Total annual operating expenses	1.13

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$115	$359	$622	$1,375

MANAGEMENT

Judith M. Vale, Robert W. D’Alelio and Kevin R. O’Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund’s assets since 1994. D’Alelio joined the firm in 1996 and has co-managed the fund’s assets since 1997. O’Brien has been a co-manager since 2001, and an analyst in the Research Department of Neuberger Berman, LLC since 1996.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.08% of average net assets.

9  Genesis Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	21.45		17.28	20.26	25.34	28.33
Plus:	Income from investment operations
	Net investment income (loss)	0.12		0.13	—	(0.03)	(0.02)
	Net gains/losses - realized and unrealized	(4.14)		3.17	5.19	4.06	0.72
	Subtotal: income from investment operations	(4.02)		3.30	5.19	4.03	0.70
Minus:	Distributions to shareholders
	Income dividends	—		0.12	0.11	—	—
	Capital gain distributions	0.15		0.20	—	1.04	0.84
	Subtotal: distributions to shareholders	0.15		0.32	0.11	1.04	0.84
Equals:	Share price (NAV) at end of year	17.28		20.26	25.34	28.33	28.19

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.17		1.23	1.21	1.15	1.13
Gross expenses(1)		1.19		—	—	—	—
Expenses(2)		1.17		1.23	1.21	1.15	1.13
Net investment income (loss) - actual		0.68		0.54	(0.02)	(0.11)	(0.07)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)		(18.88	)(3)	19.15	25.76	16.50	2.49
Net assets at end of year (in millions of dollars)		704.5		591.1	770.9	1,520.1	2,237.3
Portfolio turnover rate (%)		18		33	38	19	19

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement/waiver.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements; the management fee waiver is included, however.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses and/or waived a portion of the management fee.
10 Genesis Fund

Neuberger Berman
Guardian Fund	Ticker Symbol: NBGTX

GOAL & STRATEGY

The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.

The manager employs a research driven and valuation sensitive approach to stock selection. He seeks to identify stocks in well-positioned businesses that he believes are undervalued in the market. He looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well-established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

11  Guardian Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

12  Guardian Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q4 ’98, 23.16%
Worst quarter: Q3 ’98, -26.19%
Year-to-date performance as of 9/30/2002: -30.34%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Guardian Fund
Return Before Taxes	-1.93	4.67	10.35
Return After Taxes on Distributions	-2.24	2.33	8.69
Return After Taxes on Distributions
and Sale of Fund Shares	-1.18	3.61	8.50
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

* Through 12/15/2000, Guardian Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 8/1993 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Guardian Fund Trust Class. Performance from the beginning of the measurement period above to 8/1993 is that of Guardian Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during those times might have been different if current policies had been in effect.

 Distribution History

The fund has paid an income distribution every quarter since its inception in 1950. It has also paid an annual capital gain distribution during the same period. Of course, the fund cannot guarantee that it will continue to make these distributions.

13  Guardian Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.87
Plus:	Distribution (12b-1) fees	0.10
	Other expenses	0.05
Equals:	Total annual operating expenses	1.02

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$104	$325	$563	$1,248

MANAGEMENT

Arthur Moretti is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined each firm in 2001 and has managed the fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.87% of average net assets.

14  Guardian Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	19.47	14.24	16.36	15.44	11.27
Plus:	Income from investment operations
	Net investment income	0.09	0.12	0.09	0.09	0.08
	Net gains/losses - realized and unrealized	(3.93)	3.57	2.23	(2.16)	(2.18)
	Subtotal: income from investment operations	(3.84)	3.69	2.32	(2.07)	(2.10)
Minus:	Distributions to shareholders
	Income dividends	0.10	0.10	0.10	0.09	0.07
	Capital gain distributions	1.29	1.47	3.14	2.01	—
	Subtotal: distributions to shareholders	1.39	1.57	3.24	2.10	0.07
Equals:	Share price (NAV) at end of year	14.24	16.36	15.44	11.27	9.10

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		0.87	0.88	0.91	0.98	1.02
Expenses(1)		0.87	0.88	0.91	0.98	1.02
Net investment income - actual		0.50	0.65	0.58	0.69	0.71

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)		(20.88)	26.07	16.72	(13.47)	(18.72)
Net assets at end of year (in millions of dollars)		1,529.5	1,251.2	1,093.6	555.4	335.3
Portfolio turnover rate (%)		60	73	83	88	85

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense offset arrangements.

15 Guardian Fund

Neuberger Berman
International Fund	Ticker Symbol: NBITX

GOAL & STRATEGY

The fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

To pursue this goal, the fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the managers look for well-managed companies that show potential for above-average growth and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected earnings growth. The managers also consider the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Foreign Stocks

There are many promising opportunities for investment outside the United States. These foreign markets often respond to different factors, and therefore tend to follow cycles that are different from each other.

For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth.

 Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

16  International Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversity, world markets may all react in similar fashion to important economic or political developments. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because foreign markets are less developed and foreign governments, economies, laws, tax codes, and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks—sometimes for years. The fund could also underperform if the managers invest in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The fund may use derivatives for hedging and for speculation. Hedging could reduce the fund’s losses from currency fluctuations, but could also reduce its gains. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. A derivative instrument could fail to perform as expected. Any speculative investment could cause a loss for the fund.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

17  International Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q4 ’99, 42.53%
Worst quarter: Q3 ’98, -25.92%
Year-to-date performance as of 9/30/2002: -15.93%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	Since Inception (6/15/1994)
International Fund
Return Before Taxes	-17.87	3.64	6.28
Return After Taxes on Distributions	-17.98	2.61	5.54
Return After Taxes on Distributions and Sale of Fund
Shares	-10.88	3.05	5.25
EAFE Index	-21.21	1.17	3.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

* Through 12/15/2000, International Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 6/1998 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as International Fund Trust Class. Performance from the beginning of the measurement period above to 6/1998 is that of International Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

Because the fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time would have been different if current policies had been in effect.

18  International Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares held for more than 180 days, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees (% of amount redeemed or exchanged)
These are deducted directly from your investment.
Redemption Fee			2.00%
Exchange Fee			2.00%
These fees are charged on investments held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund. See “Redemption Fee” for more information.
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.25
Plus:	Distribution (12b-1) fees	None
	Other expenses	1.98
Equals:	Total annual operating expenses	3.23
Minus:	Expense reimbursement	1.23
Equals:	Net expenses	2.00

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 2.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 2.00% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$203	$627	$1,078	$2,327

MANAGEMENT

Valerie Chang and Benjamin Segal are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Chang joined the firm in 1996 and has managed the fund since 1997. Segal joined the firm in 1999 and has been the co-manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

19  International Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	17.13		13.87	16.92	21.24	12.56
Plus:	Income from investment operations
	Net investment loss	(0.02)		(0.07)	(0.08)	—	(0.01)
	Net gains/losses - realized and unrealized	(3.24)		3.12	4.61	(4.82)	(1.15)
	Subtotal: income from investment operations	(3.26)		3.05	4.53	(4.82)	(1.16)
Minus:	Distributions to shareholders
	Income dividends	—		—	0.01	—	—
	Capital gain distributions	—		—	0.20	3.86	0.04
	Subtotal: distributions to shareholders	—		—	0.21	3.86	0.04
Equals:	Share price (NAV) at end of year	13.87		16.92	21.24	12.56	11.36

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.70	(2)	1.70	1.53	1.86	1.99
Gross expenses(3)		6.02	(2)	5.98	4.21	5.16	3.22
Expenses(4)		1.70	(2)	1.70	1.53	1.86	1.99
Net investment loss - actual		(0.54	)(2)	(0.49)	(0.43)	—	(0.09)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)		(19.03	)(6)	21.99	26.72	(25.43)	(9.25)
Net assets at end of year (in millions of dollars)		1.8		2.4	4.0	1.8	0.9
Portfolio turnover rate (%)		46		94	80	61	63

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 6/29/1998 (beginning of operations) to 8/31/1998.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement/waiver.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

20 International Fund

Neuberger Berman
Manhattan Fund	Ticker Symbol: NBMTX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers look for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these firms may include:

above-average growth of earnings

earnings that have exceeded analysts’ expectations

The managers may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

21  Manhattan Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

22  Manhattan Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q4 ’99, 48.88%
Worst quarter: Q3 ’01, -30.10%
Year-to-date performance as of 9/30/2002: -32.39%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Manhattan Fund
Return Before Taxes	-29.68	6.92	9.64
Return After Taxes on Distributions	-29.78	4.67	7.74
Return After Taxes on Distributions
and Sale of Fund Shares	-17.99	5.92	7.94
S&P 500 Index	-11.88	10.70	12.93
Russell Midcap Growth Index	-20.15	9.02	11.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

* Through 12/15/2000, Manhattan Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 8/1993 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Manhattan Fund Trust Class. Performance from the beginning of the measurement period above to 8/1993 is that of Manhattan Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing in stocks of all capitalizations and used a comparatively more value-oriented investment approach prior to July 1997, its performance would have been different if current policies had been in effect.

23  Manhattan Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.94
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.17
Equals:	Total annual operating expenses	1.11

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$113	$353	$612	$1,352

MANAGEMENT

Jennifer K. Silver and Brooke A. Cobb are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Silver is the Director of the Growth Equity Group, and has been co-manager of the fund since joining the firm in 1997. From 1981 to 1997, she was an analyst and a portfolio manager at another firm. Cobb has been co-manager of the fund since joining the firm in 1997. From 1972 to 1997, he was a portfolio manager at several other firms.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.94% of average net assets.

24  Manhattan Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	15.77		11.61	15.02	26.01	10.23
Plus:	Income from investment operations
	Net investment loss	(0.07)		(0.11)	(0.11)	(0.11)	(0.07)
	Net gains/losses - realized and unrealized	(1.40)		4.29	12.64	(12.03)	(2.83)
	Subtotal: income from investment operations	(1.47)		4.18	12.53	(12.14)	(2.90)
Minus:	Distributions to shareholders
	Capital gain distributions	2.69		0.77	1.54	3.64	0.07
	Subtotal: distributions to shareholders	2.69		0.77	1.54	3.64	0.07
Equals:	Share price (NAV) at end of year	11.61		15.02	26.01	10.23	7.26

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.04		1.11	1.02	1.07	1.11
Gross expenses(1)		1.15		1.18	1.08	—	—
Expenses(2)		1.04		1.11	1.02	1.07	1.11
Net investment loss - actual		(0.52)		(0.61)	(0.62)	(0.66)	(0.75)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)		(11.23	)(3)	36.24 (3)	87.95 (3)	(51.16)	(28.54)
Net assets at end of year (in millions of dollars)		46.1		45.3	138.6	32.0	18.2
Portfolio turnover rate (%)		90		115	105	102	98

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. The figures above for fiscal years 2001 and 2002 have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
25 Manhattan Fund

Neuberger Berman
Millennium Fund	Ticker Symbol: NBMOX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers take a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

26  Millennium Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

27  Millennium Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q4 ’99, 72.78%
Worst quarter: Q3 ’01, -27.95%
Year-to-date performance as of 9/30/2002: -44.33%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	Since Inception (10/20/1998)
Millennium Fund
Return Before Taxes	-14.61	26.57
Return After Taxes on Distributions	-14.61	24.55
Return After Taxes on Distributions and Sale of Fund Shares	-8.90	21.46
Russell 2000 Growth Index	-9.23	8.20
Russell 2000 Index	2.49	12.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

* Through 12/15/2000, Millennium Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 11/1998 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Millennium Fund Trust Class. Performance from the beginning of the measurement period above to 11/1998 is that of Millennium Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. small-cap equity market and of the portion of that market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

28  Millennium Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.25
Plus:	Distribution (12b-1) fees	0.10
	Other expenses	0.57
Equals:	Total annual operating expenses	1.92
Minus:	Expense reimbursement	0.17
Equals:	Net expenses	1.75

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.75% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.75% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$178	$551	$949	$2,062

MANAGEMENT

Michael F. Malouf and Richard J. Jodka are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Malouf has co-managed the fund since its inception in 1998, and has been Director of the Small-Cap Growth Group since 2001. From 1991 to 1998, he was a portfolio manager at another firm. Jodka, who has been with Neuberger Berman, LLC since 2000, is an Associate Manager of the fund. From 1994 through 2000 he was a portfolio manager at two other firms.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

29  Millennium Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1999(1)		2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00		18.20	34.10	15.82
Plus:	Income from investment operations
	Net investment loss	(0.10)		(0.27)	(0.28)	(0.17)
	Net gains/losses - realized and unrealized	8.30		17.45	(15.89)	(5.35)
	Subtotal: income from investment operations	8.20		17.18	(16.17)	(5.52)
Minus:	Distributions to shareholders
	Capital gain distributions	—		1.28	2.11	—
	Subtotal: distributions to shareholders	—		1.28	2.11	—
Equals:	Share price (NAV) at end of year	18.20		34.10	15.82	10.30

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.75	(2)	1.75	1.75	1.75
Gross expenses(3)		13.39	(2)	2.12	2.11	1.92
Expenses(4)		1.76	(2)	1.75	1.75	1.75
Net investment loss - actual		(1.24	)(2)	(1.31)	(1.35)	(1.18)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)		82.00	(6)	99.66	(48.45)	(34.89)
Net assets at end of year (in millions of dollars)		2.2		19.5	7.9	4.3
Portfolio turnover rate (%)		208		176	158	126

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. The figures above, prior to fiscal year 2001, have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. The figures above for fiscal years 2001 and 2002 have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 11/4/1998 (beginning of operations) to 8/31/1999.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

30 Millennium Fund

Neuberger Berman
Partners Fund	Ticker Symbol: NBPTX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-to-large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies and industries.

The manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

strong fundamentals, such as a company’s financial, operational, and competitive positions relatively high operating profit margins and returns

a sound internal earnings record

The manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

31  Partners Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The fund’s performance may also suffer if a sector does not perform as expected.

The fund’s value investing approach may dictate an emphasis on certain sectors of the market at any given time.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

32  Partners Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q4 ’98, 16.27%
Worst quarter: Q3 ’01, -15.99%
Year-to-date performance as of 9/30/2002: -29.40%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Partners Fund
Return Before Taxes	-3.25	7.49	12.66
Return After Taxes on Distributions	-3.67	5.93	11.02
Return After Taxes on Distributions
and Sale of Fund Shares	-1.66	5.75	10.20
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

* Through 12/15/2000, Partners Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 8/1993 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Partners Fund Trust Class. Performance from the beginning of the measurement period above to 8/1993 is that of Partners Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were rein- vested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

33  Partners Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.88
Plus:	Distribution (12b-1) fees	0.10
	Other expenses	0.05
Equals:	Total annual operating expenses	1.03

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$105	$328	$569	$1,259

MANAGEMENT

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the fund since 1998, and was a portfolio manager at another firm from 1993 to 1998.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 31/2002, the management/administration fees paid to Neuberger Berman Management were 0.88% of average net assets.

34  Partners Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	18.80		15.24	18.71	18.74	15.81
Plus:	Income from investment operations
	Net investment income	0.11		0.16	0.13	0.03	0.00
	Net gains/losses - realized and unrealized	(1.82)		3.77	1.34	(1.85)	(2.65)
	Subtotal: income from investment operations	(1.71)		3.93	1.47	(1.82)	(2.65)
Minus:	Distributions to shareholders
	Income dividends	0.08		—	0.19	0.11	0.03
	Capital gain distributions	1.77		0.46	1.25	1.00	0.29
	Subtotal: distributions to shareholders	1.85		0.46	1.44	1.11	0.32
Equals:	Share price (NAV) at end of year	15.24		18.71	18.74	15.81	12.84

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		0.90		0.91	0.92	1.00	1.03
Gross expenses(1)		0.91		—	—	—	—
Expenses(2)		0.90		0.91	0.92	1.00	1.03
Net investment income - actual		0.70		0.83	0.53	0.19	0.00

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)		(10.15	)(3)	25.91	8.41	(9.81)	(17.10)
Net assets at end of year (in millions of dollars)		729.7		850.1	622.6	463.0	314.7
Portfolio turnover rate (%)		109		132	95	73	53

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

35 Partners Fund

Neuberger Berman
Real Estate Fund	Ticker Symbol: NBRFX

GOAL & STRATEGY

The fund seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

To pursue this goal, the fund normally invests at least 80% of its assets in equity securities issued by real estate investment trusts (“REITs”) and common stocks and other securities issued by other real estate companies. The fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate.

The fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody’s or Standard & Poor’s or, if unrated by either of these, deemed by the manager to be of comparable quality.

The manager makes investment decisions through a fundamental analysis of each company. The manager reviews each company’s current financial condition and industry position, as well as economic and market conditions. In doing so, he evaluates the company’s growth potential, earnings estimates and quality of management, as well as other factors.

The fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the manager finds an opportunity he believes is more compelling, or if the manager’s outlook on the company or the market changes. Active trading may cause the fund to have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days’ notice. This test and the test of whether a company is a real estate company are applied at the time the fund invests; later percentage changes caused by a change in market values or company circumstances will not require the fund to dispose of a holding.

 Small and Mid-Cap Companies

REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, large-cap company stocks. Smaller real estate companies often have narrower markets and more limited managerial and financial resources than larger companies. There may also be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger-cap company stocks.

36  Real Estate Fund

 Real Estate Investment Trusts

A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

37  Real Estate Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock and real estate markets. The markets’ behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Although the fund will not invest in real estate directly, it concentrates its assets in the real estate industry, so your investment in the fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The fund may at times be more concentrated in particular sub-sectors of the real estate business — e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under federal tax laws.

The value of debt securities tends to rise when market interest rates fall and fall when market interest rates rise. This effect is generally more pronounced the longer the maturity of a debt security.

If the fund invests in lower-rated bonds, it will be subject to their risks, including the risk its holdings may: fluctuate more widely in price and yield than investment-grade bonds, fall in price when the economy is weak or expected to become weak, be difficult to sell at the time and price the fund desires, or carry higher transaction costs. Performance may also suffer if an issuer of bonds held by the fund defaults on payment of its debt obligations.

The fund is subject to interest rate risk, which is the risk that REIT and other real estate company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Some of the REIT and other real estate company securities in which the fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

The fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the fund is carrying them. Judgment also pays a greater role in pricing these securities than it does for securities having more active markets.

38  Real Estate Fund

The fund is non-diversified. This means that the percentage of the fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

PERFORMANCE

When this prospectus was prepared, the fund had completed less than one calendar year of operation and had no performance information to report. 39 Real Estate Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares held for more than 180 days, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees (% of amount redeemed or exchanged)
These are deducted directly from your investment.
Redemption Fee		1.00%
Exchange Fee		1.00%
These fees are charged on investments held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund. See “Redemption Fee” for more information.
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.25
Plus:	Distribution (12b-1) fees	0.10
	Other expenses**	0.96
Equals:	Total annual operating expenses	2.31
Minus:	Expense reimbursement	0.81
Equals:	Net expenses	1.50

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

** Other expenses are based on estimated amounts for the current fiscal year.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years
Expenses	$153	$474

MANAGEMENT

Steven R. Brown is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund’s assets since 2002. From 1997 to 2002 he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the period from May 1, 2002 (beginning of operations) through 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

40  Real Estate Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	2002(1)

Per-share data ($)
Data apply to a single share throughout the period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of period	10.00
Plus: Income from investment operations
Net investment income	0.12
Net gains/losses - realized and unrealized	(0.24)
Subtotal: income from investment operations	(0.12)
Minus: Distributions to shareholders
Income dividends	0.07
Subtotal: distributions to shareholders	0.07
Equals: Share price (NAV) at end of period	9.81

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual	1.50	(2)
Gross expenses(3)	4.81	(2)
Expenses(4)	1.50	(2)
Net investment income - actual	3.53	(2)

Other data
Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested.The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)	(1.23	)(6)
Net assets at end of period (in millions of dollars)	12.2
Portfolio turnover rate (%)	44

The above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 5/1/2002 (beginning of operations) to 8/31/2002.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

41 Real Estate Fund

Neuberger Berman
Regency Fund	Ticker Symbol: NBREX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among different companies and industries.

The managers look for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

strong fundamentals, such as a company’s financial, operational, and competitive positions consistent cash flow

a sound earnings record through all phases of the market cycle

The managers may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

42  Regency Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The fund’s performance may also suffer if a sector does not perform as expected.

The fund’s value investing approach may dictate an emphasis on certain sectors of the market at any given time.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

43  Regency Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q3 ’00, 14.02%
Worst quarter: Q3 ’01, -10.98%
Year-to-date performance as of 9/30/2002: -15.06%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	Since Inception (6/1/1999)
Regency Fund
Return Before Taxes	-2.31	13.99
Return After Taxes on Distributions	-5.69	9.49
Return After Taxes on Distributions and Sale of Fund Shares	-0.45	9.41
Russell Midcap Index	-5.62	4.95
Russell Midcap Value Index	2.33	5.33

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.

The Russell Midcap Value Index is an unmanaged index of U.S. midcap value stocks.

* Through 12/15/2000, Regency Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 6/1999 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Regency Fund Trust Class.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. mid-cap equity market and of the portion of that market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

44  Regency Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.95
Plus:	Distribution (12b-1) fees	0.10
	Other expenses	0.59
Equals:	Total annual operating expenses	1.64
Minus:	Expense reimbursement	0.14
Equals:	Net expenses	1.50

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$153	$474	$818	$1,791

MANAGEMENT

Robert I. Gendelman is a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC, where he has been a portfolio manager since 1994. He has managed the fund since its inception.

Andrew B. Wellington is a Vice President of both Neuberger Berman Management and Neuberger Berman, LLC. He has been a co-manager of the fund since 2002. From 2001 to 2002, he was an Associate Manager of the fund. From 1996 to 2001, he was a portfolio manager at another firm.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.95% of average net assets.

45  Regency Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1999(1)		2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00		9.76	13.15	11.30
Plus:	Income from investment operations
	Net investment income (loss)	0.01		—	(0.01)	(0.00)
	Net gains/losses - realized and unrealized	(0.25)		3.40	0.55	(0.78)
	Subtotal: income from investment operations	(0.24)		3.40	0.54	(0.78)
Minus:	Distributions to shareholders
	Income dividends	—		0.01	—	0.01
	Capital gain distributions	—		—	2.39	1.27
	Subtotal: distributions to shareholders	—		0.01	2.39	1.28
Equals:	Share price (NAV) at end of year	9.76		13.15	11.30	9.24

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.50	(2)	1.50	1.50	1.50
Gross expenses(3)		129.45	(2)	1.75	1.76	1.64
Expenses(4)		1.51	(2)	1.51	1.50	1.50
Net investment income (loss) - actual		0.57	(2)	(0.01)	(0.06)	(0.04)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)		(2.40	)(6)	34.86	4.77	(7.45)
Net assets at end of year (in millions of dollars)		0.4		25.1	25.4	13.4
Portfolio turnover rate (%)		42		200	256	119

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. The figures above for fiscal years 2001 and 2002 have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 6/10/1999 (beginning of operations) to 8/31/1999.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

46 Regency Fund

Neuberger Berman
Socially Responsive Fund	Ticker Symbol: NBSTX

GOAL & STRATEGY

The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund’s financial criteria and social policy.

To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.

The managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the managers look for those that show leadership in three areas:

environmental concerns

diversity in the work force

progressive employment and workplace practices, and community relations

The managers typically also look at a company’s record in public health and the nature of its products. The managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the fund endeavors to avoid companies that derive revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power. The fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its total assets in equity securities selected in accordance with its social policy, without providing shareholders at least 60 days’ notice.

 Social Investing

Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

47  Socially Responsive Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The fund’s social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

undervalued stocks that don’t meet the social criteria could outperform those that do economic or political changes could make certain companies less attractive for investment the social policy could cause the fund to sell or avoid stocks that subsequently perform well

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. These investments are not subject to the fund's social policy.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

48  Socially Responsive Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q4 ’98, 20.81%
Worst quarter: Q3 ’98, -14.33%
Year-to-date performance as of 9/30/2002: -22.94%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	Since Inception (3/16/1994)
Socially Responsive Fund
Return Before Taxes	-2.91	8.04	11.50
Return After Taxes on Distributions	-4.92	7.40	10.80
Return After Taxes on Distributions and Sale of Fund
Shares	-0.49	6.50	9.52
S&P 500 Index	-11.88	10.70	14.20
Russell 1000 Value Index	-5.59	11.13	13.85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

* Through 12/15/2000, Socially Responsive Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 3/1997 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Socially Responsive Fund Trust Class. Performance from the beginning of the measurement period above to 3/1997 is that of Socially Responsive Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

49  Socially Responsive Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.95
Plus:	Distribution (12b-1) fees	0.10
	Other expenses	0.28
Equals:	Total annual operating expenses	1.33

* The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$135	$421	$729	$1,601

MANAGEMENT

Janet Prindle, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined the latter firm in 1977. She has been managing assets using social criteria since 1990 and has been manager of the fund since its inception.

Arthur Moretti, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined each firm and has co-managed the fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

Ingrid S. Dyott is a Vice President of Neuberger Berman Management since 1997 and is an Associate Manager of the fund. She was project director for a social research group from 1995 to 1997.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/ 2002) and continue an asset management history that began in 1939. For the 12 months ended 8/ 31/2002, the management/administration fees paid to Neuberger Berman Management were 0.95% of average net assets.

50  Socially Responsive Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1998		1999		2000	2001		2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	11.43		10.64		14.41	14.53		13.07
Plus:	Income from investment operations
	Net investment income (loss)	0.03		—		(0.02)	(0.03)		0.01
	Net gains/losses - realized and unrealized	(0.71)		3.90		0.40	(1.43)		(1.28)
	Subtotal: income from investment operations	(0.68)		3.90		0.38	(1.46)		(1.27)
Minus:	Distributions to shareholders
	Income dividends	0.01		0.03		—	—		—
	Capital gain distributions	0.10		0.10		0.25	—		1.14
	Tax return of capital	—		—		0.01	—		0.04
	Subtotal: distributions to shareholders	0.11		0.13		0.26	—		1.18
Equals:	Share price (NAV) at end of year	10.64		14.41		14.53	13.07		10.62

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		1.20		1.20		1.32	1.46		1.33
Gross expenses(1)		2.05		1.72		1.76	1.59		—
Expenses(2)		1.20		1.20		1.32	1.46		1.33
Net investment income (loss) - actual		0.33		0.01		(0.19)	(0.25)		0.07

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(%)		(6.05	)(3)	36.76	(3)	2.76 (3)	(10.05	)(3)	(10.86)
Net assets at end of year (in millions of dollars)		13.4		25.3		29.0	28.3		12.5
Portfolio turnover rate (%)		47		53		76	83		60

For dates prior to 12/16/2000, the figures above are from the Trust Class’s predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. The figures above for fiscal years 2001 and 2002 have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

51 Socially Responsive Fund

Neuberger Berman
Your Investment

  MAINTAINING YOUR ACCOUNT

To buy or sell Trust Class shares of any of the funds described in this prospectus, contact your investment provider. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The funds do not issue certificates for shares.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from the Trust Class of one Neuberger Berman fund to the Trust Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Under certain circumstances, the funds reserve the right to:

suspend the offering of shares

reject any exchange or investment order

change, suspend, or revoke the exchange privilege

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn’t cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Uncashed Checks - When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

 Distribution and Shareholder Servicing Fees

Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive Funds have adopted a plan under which each fund’s Trust Class pays 0.10% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

  Your Investment Provider

The Trust Class shares described in this prospectus are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management. However, most of the information you’ll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Trust Class shares, investor services, and additional policies.

52 Your Investment

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

  SHARE PRICES

Because Trust Class shares of the funds do not have a sales charge, the price you pay for each share of the fund is the fund’s net asset value per share. Similarly, because the funds (other than International Fund and Real Estate Fund) do not charge fees for selling shares, your fund pays you the full share price when you sell shares. Remember that your investment plan may charge fees for its services.

The funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. Each fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted; check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it’s possible that a fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can’t buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

  Share Price Calculations

The price of a particular share class of a fund is the total value of the assets attributable to that class minus the liabilities attributable to that class, divided by the total number of shares of that class outstanding. Because the value of a fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the funds use market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When a fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value estimate made according to methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities.

The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the NYSE closes.

  DISTRIBUTIONS AND TAXES

Distributions — Each fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the funds make any distributions once a year (in December), except for Guardian and Real Estate Funds, which typically distribute any net investment income quarterly.

Consult your investment provider about whether your income and capital gain distributions from a fund will be reinvested in that fund or paid to you in cash.

53  Your Investment

How distributions are taxed — Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Income distributions and net short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund, or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts.

  Taxes and You

The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

  Backup Withholding

When sending in your application, it’s important to provide your Social Security or other taxpayer indentification number. If we don’t have this number, the IRS requires a fund to deduct back-up withholding from money you are entitled to receive from the fund, whether from selling shares or from distributions. We are also required to withhold 30% of all you receive from distributions if the IRS tells us that you are otherwise subject to backup withholding.

If the appropriate tax ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid back-up withholding. This 60-day grace period is not available on all types of accounts. For information on custodial accounts, call 800-877-9700.

  Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the fund or paid to shareholders in cash.

54 Your Investment

Because of this, if you buy shares just before a fund makes a distribution, you’ll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you’re investing in a fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

  REDEMPTION FEE

If you sell your shares of International or Real Estate Funds or exchange them for shares of another fund within 180 days or less of purchase, you will be charged a fee of 2.00% in the case of International Fund, and a fee of 1.00% in the case of Real Estate Fund, on the current net asset value of the shares sold or exchanged. The fee is paid to the funds to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The funds use a “first-in, first-out” method to determine how long you have held your fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We will not impose the redemption fee on a redemption or an exchange of:

shares acquired by reinvestment of dividends or other distributions of the funds;

shares held in an account of certain qualified retirement plans; or

shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading.

You should contact your investment provider to determine whether it imposes a redemption fee or has such a policy in place.

  FUND STRUCTURE

Each fund uses a “multiple class” structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Trust Class shares of the funds.

55 Your Investment

APPENDIX

Neuberger Berman Focus Fund — Description of Economic Sectors.

Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products (“automobile industries”) or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) Defense and Aerospace Sector: Companies involved in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

(4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies’securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

(5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.

56 APPENDIX

(6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability and their products and services. Also, products and services of these companies could quickly become obsolete.

(7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector—for example, video and electronic games—may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

(10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies’securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

(11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

57 APPENDIX

(12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public’s willingness to travel.

(13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

Market Risk

The following is a discussion of the risks of investing in the various capitalization components of the stock market and the risks of using either a value or growth approach to selecting these securities.

(1) Small-Cap Stocks: The stocks of smaller companies are often more volatile and less liquid than the stocks of larger companies, and these companies may have a shorter history of operations than larger companies. They may not have as great an ability to raise additional capital; and may have a less diversified product line, making them more susceptible to market pressure. Small-cap stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor. Finally, small-cap stocks may be more affected than other types of stock by the underperformance of a sector in which they may be more concentrated.

(2) Mid-Cap Stocks: Mid-cap stocks may fluctuate more widely in price than the market as a whole and may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

(3) Large-Cap Stocks: At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding these stocks to perform worse than certain other funds over a given time period.

(4)Value Stocks: With a value approach, there is the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

(5) Growth Stocks: Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

58 APPENDIX

Neuberger Berman Equity Funds
Trust Class Shares

No load or sales charges

If you’d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports — Published twice a year, the shareholder reports offer information about each fund’s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

complete portfolio holdings

Statement of Additional Information — The SAI contains more comprehensive information on these funds, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about each fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

 Obtaining Information

You can obtain a shareholder report, SAI, and other information from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an
e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

 A0090 12/02 SEC file number: 811-582

Neuberger Berman Management Inc. 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services: 800.877.9700 Institutional Services 800.366.6264 www.nb.com

PROSPECTUS December 12, 2002

Neuberger Berman Equity Funds

ADVISOR CLASS SHARES

Fasciano Fund

Focus Fund

Genesis Fund

Guardian Fund

Manhattan Fund

Millennium Fund

Partners Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman Contents

EQUITY FUNDS

Fasciano Fund	1
Focus Fund	6
Genesis Fund	11
Guardian Fund	16
Manhattan Fund	21
Millennium Fund	26
Partners Fund	31

YOUR INVESTMENT

Maintaining Your Account	36
Share Prices	37
Distributions and Taxes	37
Fund Structure	39

THESE FUNDS:

are designed for investors with long-term goals in mind

offer you the opportunity to participate in financial markets through professionally managed portfolios also offer the opportunity to diversify your portfolio with funds that invest using a value or a growth approach, or a combination of the two carry certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency normally invest at least 80% of net assets in equity securities

The “Neuberger Berman” name and logo are service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the individual fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2002 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman
Fasciano Fund	Ticker Symbol: NBFVX

GOAL & STRATEGY

The fund seeks long-term capital growth. The portfolio manager also may consider a company’s potential for current income prior to selecting it for the fund.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The manager will look for companies with:

strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the manager believes are likely to achieve the fund’s objective, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

The fund’s blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics, and can provide a core small-cap foundation within a diversified portfolio.

1   Fasciano Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

The fund will combine value and growth styles of investing.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

2   Fasciano Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Fasciano Fund
Return Before Taxes	4.46	8.00	11.39

Return After Taxes on Distributions	3.78	7.26	10.23

Return After Taxes on Distributions and Sale of Fund Shares	3.32	6.38	9.19

Russell 2000 Index	2.49	7.52	11.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

* The year-by-year and total return data for the periods prior to 3/24/2001 are those of the fund’s predecessor, Fasciano Fund, Inc. Performance from the beginning of the measurement period above to 5/2002 is that of Fasciano Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

3  Fasciano Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.25
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	3.08
Equals:	Total annual operating expenses	4.58
Minus:	Expense reimbursement	2.68
Equals:	Net expenses	1.90

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$193	$597	$1,026	$2,222

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.90% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.90% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

MANAGEMENT

Michael Fasciano is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC and has managed the fund’s assets since its inception. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc., from its inception in 1988 to 2001.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

4  Fasciano Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	2002	(1)

Per-share data ($)
Data apply to a single share throughout the period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	10.00
Plus: Income from investment operations
Net investment loss	(0.03)
Net gains/losses – realized and unrealized	(1.59)
Subtotal: income from investment operations	(1.62)
Equals: Share price (NAV) at end of period	8.38

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual	1.90	(2)
Gross expenses(3)	4.58	(2)
Expenses(4)	1.90	(2)
Net investment loss - actual	(1.04	)(2)

Other data
Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested.
The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)	(16.20	)(6)
Net assets at end of period (in millions of dollars)	0.9
Portfolio turnover rate (%)	24

All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 5/24/2002 (beginning of operations) to 8/31/2002.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

5 Fasciano Fund

Neuberger Berman
Focus Fund	Ticker Symbol: NBFAX

GOAL & STRATEGY

The fund seeks long-term growth of capital.

To pursue this goal, the fund invests mainly in common stocks of companies of any size that fall within the following sectors:

autos and housing

consumer goods and services

defense and aerospace

energy

financial services

health care

heavy industry

machinery and equipment

media and entertainment

retailing

technology

transportation

utilities

At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors, and may invest 50% or more of its assets in any one sector.

The manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with investing in a small number of sectors.

The manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Industry Sectors

The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. Although the fund does not invest more than 25% of total assets in any one industry, the several industries that comprise a sector may all react in the same way to economic, political and regulatory events.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

6   Focus Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Because the fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors.

To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund’s total assets in the financial services sector. (See the Appendix for a discussion of sector-specific risks.) To the extent that the fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the fund emphasizes that market capitalization, it could perform worse than certain other funds.

The fund is non-diversified. This means that the percentage of the fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. These investments are not subject to the fund's social policy.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

7   Focus Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Focus Fund
Return Before Taxes	-7.18	13.57	15.56
Return After Taxes on Distributions	-8.45	12.54	13.94
Return After Taxes on Distributions and Sale of Fund Shares	-3.26	11.09	12.69
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks. The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

* Through 12/15/2000, Focus Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the period from 9/1996 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Focus Fund Advisor Class. Performance from the beginning of the measurement period above to 9/1996 is that of Focus Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund invested mainly in large-cap stocks prior to September 1998, its performance during those times would have been different if current policies had been in effect.

8  Focus Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.88
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.15
Equals:	Total annual operating expenses	1.28

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$130	$406	$702	$1,545

* The figures in the table are based on last year’s expenses.

MANAGEMENT

Kent Simons is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund’s assets since 1988.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.88% of average net assets.

9   Focus Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	14.34	11.31	16.18	23.57	18.64
Plus: Income from investment operations
Net investment loss	(0.03)	(0.08)	(0.06)	(0.15)	(0.06)
Net gains/losses - realized and unrealized	(2.42)	4.96	8.99	(4.78)	(5.48)
Subtotal: income from investment operations	(2.45)	4.88	8.93	(4.93)	(5.54)
Minus: Distributions to shareholders
Capital gain distributions	0.58	0.01	1.54	—	1.24
Subtotal: distributions to shareholders	0.58	0.01	1.54	—	1.24
Equals: Share price (NAV) at end of year	11.31	16.18	23.57	18.64	11.86

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual	1.50	1.50	1.50	1.47	1.28
Gross expenses(1)	28.01	7.08	2.89	—	—
Expenses(2)	1.50	1.50	1.50	1.47	1.28
Net investment loss - actual	(0.36)	(0.58)	(0.66)	(0.71)	(0.37)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(17.73) (3)	43.15 (3)	58.68 (3)	(20.92)	(31.83)
Net assets at end of year (in millions of dollars)	0.5	1.9	15.2	20.7	15.8
Portfolio turnover rate (%)	64	57	55	38	25

For dates prior to 12/16/2000, the figures above are from the Advisor Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

10 Focus Fund

Neuberger Berman
Genesis Fund	Ticker Symbol: NBGAX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

above-average returns

an established market niche

circumstances that would make it difficult for new competitors to enter the market the ability to finance their own growth

sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

11   Genesis Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Stock prices of many smaller companies are based on future expectations. The portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

12   Genesis Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Genesis Fund
Return Before Taxes	11.75	13.90	15.15
Return After Taxes on Distributions	10.94	13.06	14.02
Return After Taxes on Distributions and Sale of Fund Shares	7.57	11.28	12.56
Russell 2000 Index	2.49	7.52	11.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

* Through 12/15/2000, Genesis Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 4/1997 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Genesis Fund Advisor Class. Performance from the beginning of the measurement period above to 4/1997 is that of Genesis Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

13   Genesis Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.08
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.06
Equals:	Total annual operating expenses	1.39

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$142	$440	$761	$1,669

* The figures in the table are based on last year’s expenses.

MANAGEMENT

Judith M. Vale, Robert W. D’Alelio and Kevin R. O’Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund’s assets since 1994. D’Alelio joined the firm in 1996 and has co-managed the fund’s assets since 1997. O’Brien has been a co-manager since 2001, and an analyst in the Research Department of Neuberger Berman, LLC since 1996.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services.

Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/ 31/2002, the management/administration fees paid to Neuberger Berman Management were 1.08% of average net assets.

14  Genesis Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998		1999		2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	13.21		10.67		12.64	15.84	16.72
Plus: Income from investment operations
Net investment income (loss)	0.02		0.01		(0.04)	(0.07)	(0.06)
Net gains/losses - realized and unrealized	(2.52)		1.99		3.25	2.42	0.43
Subtotal: income from investment operations	(2.50)		2.00		3.21	2.35	0.37
Minus: Distributions to shareholders
Income dividends	—		0.03		0.01	—	—
Capital gain distributions	0.04		—		—	1.47	0.49
Subtotal: distributions to shareholders	0.04		0.03		0.01	1.47	0.49
Equals: Share price (NAV) at end of year	10.67		12.64		15.84	16.72	16.60

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/waiver and offset arrangements had not been in effect.

Net expenses - actual	1.50		1.50		1.50	1.46	1.39
Gross expenses(1)	2.40		1.63		1.59	—	—
Expenses(2)	1.50		1.50		1.50	1.46	1.39
Net investment income (loss) - actual	0.60		0.16		(0.31)	(0.42)	(0.33)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(18.99	)(3)	18.75	(3)	25.42 (3)	16.18	2.22
Net assets at end of year (in millions of dollars)	24.5		81.8		99.0	169.7	298.2
Portfolio turnover rate (%)	18		33		38	19	19

For dates prior to 12/16/2000, the figures above are from the Advisor Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement/waiver.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements; the management fee waiver is included, however.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses and/or waived a portion of the management fee.

15 Genesis Fund

Neuberger Berman
Guardian Fund	Ticker Symbol: NBGUX

GOAL & STRATEGY

The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.

The manager employs a research driven and valuation sensitive approach to stock selection. He seeks to identify stocks in well-positioned businesses that he believes are undervalued in the market. He looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well-established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

16  Guardian Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

17  Guardian Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Guardian Fund
Return Before Taxes	-2.24	4.10	10.03
Return After Taxes on Distributions	-2.43	3.76	9.27
Return After Taxes on Distributions and Sale of Fund Shares	-1.37	3.29	8.20
S&P 500 Index	-11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks. The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

* Through 12/15/2000, Guardian Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 9/1996 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Guardian Fund Advisor Class. Performance from the beginning of the measurement period above to 9/1996 is that of Guardian Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during those times might have been different if current policies had been in effect.

18  Guardian Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.87
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.12
Equals:	Total annual operating expenses	1.24

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$126	$393	$681	$1,500

* The figures in the table are based on last year’s expenses.

MANAGEMENT

Arthur Moretti is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined each firm in 2001 and has managed the fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.87% of average net assets.

19   Guardian Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998		1999		2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	13.88		10.81		13.54	15.60	12.75
Plus: Income from investment operations
Net investment income (loss)	(0.02)		—		—	0.05	0.06
Net gains/losses - realized and unrealized	(2.92)		2.73		2.16	(2.19)	(2.47)
Subtotal: income from investment operations	(2.94)		2.73		2.16	(2.14)	(2.41)
Minus: Distributions to shareholders
Income dividends	—		—		0.01	0.03	0.05
Capital gain distributions	0.13		—		0.09	0.68	—
Subtotal: distributions to shareholders	0.13		—		0.10	0.71	0.05
Equals: Share price (NAV) at end of year	10.81		13.54		15.60	12.75	10.29

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual	1.50		1.50		1.47	1.32	1.24
Gross expenses(1)	1.63		1.56		—	—	—
Expenses(2)	1.50		1.50		1.48	1.32	1.24
Net investment income (loss) - actual	(0.16)		0.03		—	0.35	0.48

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(21.34	)(3)	25.25	(3)	16.04	(13.74)	(18.95)
Net assets at end of year (in millions of dollars)	17.5		24.8		27.5	24.1	17.0
Portfolio turnover rate (%)	60		73		83	88	85

For dates prior to 12/16/2000, the figures above are from the Advisor Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

20 Guardian Fund

Neuberger Berman
Manhattan Fund	Ticker Symbol: NBMBX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers look for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these firms may include:

above-average growth of earnings

earnings that have exceeded analysts’ expectations

The managers may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

21  Manhattan Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

22  Manhattan Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Manhattan Fund
Return Before Taxes	-30.16	6.43	9.37
Return After Taxes on Distributions	-30.26	4.99	7.19
Return After Taxes on Distributions and Sale of Fund Shares	-18.27	5.43	7.21
S&P 500 Index	-11.88	10.70	12.93
Russell Midcap Growth Index	-20.15	9.02	11.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks. The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

* Through 12/15/2000, Manhattan Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 9/1996 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Manhattan Fund Advisor Class. Performance from the beginning of the measurement period above to 9/1996 is that of Manhattan Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing in stocks of all capitalizations and used a comparatively more value-oriented investment approach prior to July 1997, its performance would have been different if current policies had been in effect.

23  Manhattan Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.94
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	1.06
Equals:	Total annual operating expenses	2.25
Minus:	Expense reimbursement	0.75
Equals	Net expenses	1.50

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$153	$474	$987	$2,397

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2005, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

MANAGEMENT

Jennifer K. Silver and Brooke A. Cobb are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Silver is the Director of the Growth Equity Group, and has been co-manager of the fund since joining the firm in 1997. From 1981 to 1997, she was an analyst and a portfolio manager at another firm. Cobb has been co-manager of the fund since joining the firm in 1997. From 1972 to 1997, he was a portfolio manager at several other firms.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.94% of average net assets.

24  Manhattan Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998	1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	13.75	10.76	14.54	27.05	10.77
Plus: Income from investment operations
Net investment loss	(0.11)	(0.04)	(0.21)	(0.16)	(0.11)
Net gains/losses - realized and unrealized	(1.22)	3.92	12.72	(12.62)	(2.97)
Subtotal: income from investment operations	(1.33)	3.88	12.51	(12.78)	(3.08)
Minus: Distributions to shareholders
Capital gain distributions	1.66	0.10	—	3.50	0.08
Subtotal: distributions to shareholders	1.66	0.10	—	3.50	0.08
Equals: Share price (NAV) at end of year	10.76	14.54	27.05	10.77	7.61

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual	1.50	1.50	1.50	1.50	1.50
Gross expenses(1)	42.53	19.99	3.57	2.60	2.25
Expenses(2)	1.50	1.50	1.50	1.50	1.50
Net investment loss - actual	(0.98)	(1.00)	(1.09)	(1.05)	(1.14)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(3)	(11.29)	36.09	86.04	(51.43)	(28.81)
Net assets at end of year (in millions of dollars)	0.2	1.7	5.4	1.8	1.8
Portfolio turnover rate (%)	90	115	105	102	98

For dates prior to 12/16/2000, the figures above are from the Advisor Class’s predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund’s previous independent accountants. The figures for fiscal years 2001 and 2002 have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

25 Manhattan Fund

Neuberger Berman
Millennium Fund	Ticker Symbol: NBMVX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers take a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

26  Millennium Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

27  Millennium Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Average Annual Total % Returns as of 12/31/2001*

	1 Year	Since Inception (10/20/1998)
Millennium Fund
Return Before Taxes	-14.47	26.71
Return After Taxes on Distributions	-14.47	22.47
Return After Taxes on Distributions and Sale of Fund Shares	-8.81	20.60
Russell 2000 Growth Index	-9.23	8.20
Russell 2000 Index	2.49	12.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.
The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

* Performance from the beginning of the measurement period above to 5/2002 is that of Millennium Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. small-cap equity market and of the portion of that market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

28   Millennium Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.25
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	5.92
Equals:	Total annual operating expenses	7.42
Minus:	Expense reimbursement	5.52
Equals:	Net expenses	1.90

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$193	$597	$1,026	$2,222

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2012, so that the total annual operating expenses of the fund are limited to 1.90% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 1.90% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

MANAGEMENT

Michael F. Malouf and Richard J. Jodka are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Malouf has co-managed the fund since its inception in 1998, and has been Director of the Small-Cap Growth Group since 2001. From 1991 to 1998, he was a portfolio manager at another firm. Jodka, who has been with Neuberger Berman, LLC since 2000, is an Associate Manager of the fund. From 1994 through 2000 he was a portfolio manager at two other firms.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

29   Millennium Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	2002(1)

Per-share data ($)
Data apply to a single share throughout the period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of period	10.00
Plus: Income from investment operations
Net investment loss	(0.04)
Net gains/losses - realized and unrealized	(3.04)
Subtotal: income from investment operations	(3.08)
Equals: Share price (NAV) at end of period	6.92

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual	1.90	(2)
Gross expenses(3)	7.42	(2)
Expenses(4)	1.90	(2)
Net investment loss - actual	(1.28	)(2)

Other data
Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)	(30.80	)(6)
Net assets at end of period (in millions of dollars)	0.2
Portfolio turnover rate (%)	126

All of the above figures have been audited by KPMG LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 5/3/2002 (beginning of operations) to 8/31/2002.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

30 Millennium Fund

Neuberger Berman
Partners Fund	Ticker Symbol: NBPBX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-to-large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies and industries.

The manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

strong fundamentals, such as a company’s financial, operational, and competitive positions relatively high operating profit margins and returns

a sound internal earnings record

The manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

31  Partners Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The fund’s performance may also suffer if a sector does not perform as expected.

The fund’s value investing approach may dictate an emphasis on certain sectors of the market at any given time.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

32  Partners Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Partners Fund
Return Before Taxes	-3.48	7.04	12.41
Return After Taxes on Distributions	-3.83	6.26	10.52
Return After Taxes on Distributions and Sale of Fund Shares	-1.80	5.62	9.64
S&P 500 Index	11.88	10.70	12.93
Russell 1000 Value Index	-5.59	11.13	14.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Descriptions:

The S&P 500 Index is an unmanaged index of U.S. stocks. The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

* Through 12/15/2000, Partners Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Partners Fund Advisor Class. Performance from the beginning of the measurement period above to 8/1996 is that of Partners Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund’s performance figures include all of its expenses; the indexes do not include costs of investment.

33  Partners Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.88
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.09
Equals:	Total annual operating expenses	1.22

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$124	$387	$670	$1,477

* The figures in the table are based on last year’s expenses.

MANAGEMENT

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the fund since 1998, and was a portfolio manager at another firm from 1993 to 1998.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.88% of average net assets.

34  Partners Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,	1998		1999	2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of year	14.42		12.59	15.74	16.03	13.72
Plus: Income from investment operations
Net investment income (loss)	0.01		0.06	0.02	(0.01)	(0.02)
Net gains/losses - realized and unrealized	(1.51)		3.15	1.17	(1.60)	(2.31)
Subtotal: income from investment operations	(1.50)		3.21	1.19	(1.61)	(2.33)
Minus: Distributions to shareholders
Income dividends	0.01		0.06	0.01	0.01	—
Capital gain distributions	0.32		—	0.89	0.69	0.25
Subtotal: distributions to shareholders	0.33		0.06	0.90	0.70	0.25
Equals: Share price (NAV) at end of year	12.59		15.74	16.03	13.72	11.14

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual	1.50		1.31	1.32	1.29	1.22
Gross expenses(1)	1.56		—	—	—	—
Expenses(2)	1.50		1.31	1.32	1.29	1.22
Net investment income (loss) - actual	0.12		0.41	0.11	(0.10)	(0.19)

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)	(10.69	)(3)	25.51	7.99	(10.12)	(17.29)
Net assets at end of year (in millions of dollars)	29.3		62.4	53.5	43.1	29.9
Portfolio turnover rate (%)	109		132	95	73	53

For dates prior to 12/16/2000, the figures above are from the Advisor Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

35 Partners Fund

Neuberger Berman Your Investment

MAINTAINING YOUR ACCOUNT

To buy or sell Advisor Class shares of any of the funds described in this prospectus, contact your investment provider. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The funds do not issue certificates for shares.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from the Advisor Class of one Neuberger Berman fund to the Advisor Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Under certain circumstances, the funds reserve the right to:

suspend the offering of shares

reject any exchange or investment order

change, suspend, or revoke the exchange privilege

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn’t cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Uncashed Checks – When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

Distribution and Shareholder Servicing Fees   Each fund has adopted a plan under which each fund’s Advisor Class pays 0.25% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Your Investment Provider

The Advisor Class shares described in this prospectus are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management. However, most of the information you’ll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Advisor Class shares, investor services, and additional policies.

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

36   Your Investment

SHARE PRICES

Because Advisor Class shares of the funds do not have a sales charge, the price you pay for each share of the fund is the fund’s net asset value per share. Similarly, because the funds do not charge fees for selling shares, your fund pays you the full share price when you sell shares. Remember that your investment plan may charge fees for its services.

The funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. Each fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted; check with your investment plan to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it’s possible that a fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can’t buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The price of a particular share class of a fund is the total value of the assets attributable to that class minus the liabilities attributable to that class, divided by the total number of shares of that class outstanding. Because the value of a fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the funds use market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When a fund believes a reported market price of a portfolio security for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price of a portfolio security a fair-value estimate made according to methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities.

The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the NYSE closes.

DISTRIBUTIONS AND TAXES

Distributions — Each fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the funds make any distributions once a year (in December), except for Guardian Fund, which typically distributes any net investment income quarterly.

Consult your investment provider about whether your income and capital gain distributions from a fund will be reinvested in additional shares of that fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

37   Your Investment

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

  Income distributions and net short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund, or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts.

Taxes and You

The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

When sending in your application, it’s important to provide your Social Security or other taxpayer indentification number. If we don’t have this number, the IRS requires a fund to deduct back-up withholding from money you are entitled to receive from the fund, whether from selling shares or from distributions. We are also required to withhold 30% of all you receive from distributions if the IRS tells us that you are otherwise subject to backup withholding.

If the appropriate tax ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid back-up withholding. This 60-day grace period is not available on all types of accounts. For information on custodial accounts, call 800-877-9700.

Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the fund or paid to shareholders in cash.

Because of this, if you buy shares just before a fund makes a distribution, you’ll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you’re investing in a fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

38   Your Investment

FUND STRUCTURE

Each fund uses a “multiple class” structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Advisor Class shares of the funds.

39  Your Investment

APPENDIX

Neuberger Berman Focus Fund — Description of Economic Sectors.

Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products (“automobile industries”) or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) Defense and Aerospace Sector: Companies involved in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

(4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies’ securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

(5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.

40   APPENDIX

(6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability and their products and services. Also, products and services of these companies could quickly become obsolete.

(7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector—for example, video and electronic games—may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

(10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies’ securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

(11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

41   APPENDIX

(12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public’s willingness to travel.

(13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

Market Risk

The following is a discussion of the risks of investing in the various capitalization components of the stock market and the risks of using either a value or growth approach to selecting these securities.

(1) Small-Cap Stocks: The stocks of smaller companies are often more volatile and less liquid than the stocks of larger companies, and these companies may have a shorter history of operations than larger companies. They may not have as great an ability to raise additional capital; and may have a less diversified product line, making them more susceptible to market pressure. Small-cap stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor. Finally, small-cap stocks may be more affected than other types of stock by the underperformance of a sector in which they may be more concentrated.

(2) Mid-Cap Stocks: Mid-cap stocks may fluctuate more widely in price than the market as a whole and may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

(3) Large-Cap Stocks: At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding these stocks to perform worse than certain other funds over a given time period.

(4) Value Stocks: With a value approach, there is the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

(5) Growth Stocks: Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

42   APPENDIX

Neuberger Berman Equity Funds
Advisor Class Shares

If you’d like further details on these funds you can request a free copy of the following documents:

Shareholder Reports — Published twice a year, the shareholder reports offer information about each fund’s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

complete portfolio holdings

Statement of Additional Information — The SAI contains more comprehensive information on these funds, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about each fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus. Investment manager: Neuberger Berman Management Inc. Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an
e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

A0092 12/02 SEC file number: 811-582

Neuberger Berman Management Inc. 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services: 800.877.9700 Institutional Services 800.366.6264 www.nb.com

PROSPECTUS   December 12, 2002

Neuberger Berman Equity Funds

INSTITUTIONAL CLASS SHARES Genesis Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman Contents

EQUITY FUNDS

Genesis Fund	1

YOUR INVESTMENT

Maintaining Your Account	6

Share Prices	6
Distributions and Taxes	7

Fund Structure	8

THIS FUND:

is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio also offers the opportunity to diversify your portfolio with a fund that invests using a value approach carries certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency normally invests at least 80% of its net assets in equity securities

The “Neuberger Berman” name and logo are service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2002 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Genesis Fund	Ticker Symbol: NBGIX

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

above-average returns

an established market niche

circumstances that would make it difficult for new competitors to enter the market the ability to finance their own growth

sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

1 Genesis Fund

MAIN RISKS

Most of the fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Stock prices of many smaller companies are based on future expectations. The portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the managers commit a portion of the fund’s assets to mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

2 Genesis Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it’s not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

Best quarter: Q3 ’97, 20.07%
Worst quarter: Q3 ’98, -16.43%
Year-to-date performance as of 9/30/2002: -6.29%

Average Annual Total % Returns as of 12/31/2001*

	1 Year	5 Years	10 Years
Genesis Fund
Return Before Taxes	12.39	14.36	15.38
Return After Taxes on Distributions	11.58	13.19	14.09
Return After Taxes on Distributions
and Sale of Fund Shares	7.96	11.51	12.68
Russell 2000 Index	2.49	7.52	11.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

* Through 12/15/2000, Genesis Fund Institutional Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 7/1999 to 12/15/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Genesis Fund Institutional Class. Performance from the beginning of the measurement period above to 7/1999 is that of Genesis Fund Investor Class. Because Institutional Class has lower expenses, its performance typically should be slightly better than the Investor Class would have had.

 Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes a broad-based market index. The fund’s performance figures include all of its expenses; the index does not include costs of investment.

3 Genesis Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.83
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.05
Equals:	Total annual operating expenses	0.88
Minus:	Expense reimbursement	0.03
Equals:	Net Expenses	0.85

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2014, so that the total annual operating expenses of the fund are limited to 0.85% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 0.85% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year’s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$87	$271	$471	$1,049

MANAGEMENT

Judith M. Vale, Robert W. D’Alelio and Kevin R. O’Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund’s assets since 1994. D’Alelio joined the firm in 1996 and has co-managed the fund’s assets since 1997. O’Brien has been a co-manager since 2001, and an analyst in the Research Department of Neuberger Berman, LLC since 1996.

Neuberger Berman Management is the fund’s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage $53.6 billion in total assets (as of 9/30/2002) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.83% of average net assets.

4  Genesis Fund

FINANCIAL HIGHLIGHTS

Year Ended August 31,		1999(1)		2000	2001	2002

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	21.01		20.28	25.41	26.68
Plus:	Income from investment operations
	Net investment income	0.02		0.08	0.05	0.05
	Net gains/losses - realized and unrealized	(0.75)		5.20	3.87	0.69
	Subtotal: income from investment operations	(0.73)		5.28	3.92	0.74
Minus:	Distributions to shareholders
	Income dividends	—		0.04	0.06	—
	Capital gain distributions	—		0.11	2.39	0.79
	Subtotal: distributions to shareholders	—		0.15	2.45	0.79
Equals:	Share price (NAV) at end of year	20.28		25.41	26.68	26.83

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		0.85	(2)	0.85	0.85	0.85
Gross expenses(3)		1.15	(2)	0.97	0.91	0.88
Expenses(4)		0.85	(2)	0.85	0.85	0.85
Net investment income - actual		0.48	(2)	0.34	0.19	0.20

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)		(3.47	)(6)	26.22	16.87	2.77
Net assets at end of year (in millions of dollars)		224.2		232.1	357.7	456.3
Portfolio turnover rate (%)		33		38	19	19

For dates prior to 12/16/2000, the figures above are from the Institutional Class’s predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent auditors. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 7/1/1999 (beginning of operations) to 8/31/1999.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

(6)	Not annualized.

5 Genesis Fund

Neuberger Berman
Your Investment

  MAINTAINING YOUR ACCOUNT

Institutional Class shares of the fund are available to you for investment through retirement savings programs such as pension and profit sharing plans and employee benefit trusts. The minimum initial investment is $5 million. Neuberger Berman Management reserves the right to waive this minimum investment for certain retirement plans.

To buy or sell Institutional Class shares of the fund, contact your retirement plan. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The fund does not issue certificates for shares.

Most retirement plans allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any exchange or investment order

change, suspend, or revoke the exchange privilege

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn’t cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Uncashed Checks – When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

 Your Retirement Plan

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. However, most of the information you’ll need for managing your investment will come from your retirement plan. This includes information on how to buy and sell shares, investor services, and additional policies.

In exchange for the services it offers, your retirement plan may charge fees, which are in addition to those described in this prospectus.

6 Your Investment

  SHARE PRICES

Because Institutional Class shares of the fund do not have a sales charge, the price you pay for each share of the fund is the fund’s net asset value per share. Similarly, because the fund does not charge fees for selling shares, your fund pays you the full share price when you sell shares. Remember that your investment plan may charge fees for its services.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted; check with your investment plan to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment plan accepts orders, it’s possible that the fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can’t buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

 Share Price Calculations

The price of a particular share class of the fund is the total value of the assets attributable to that class minus the liabilities attributable to that class, divided by the total number of shares of that class outstanding. Because the value of the fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the fund use market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When a fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value estimate made according to methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the NYSE closes.

  DISTRIBUTIONS AND TAXES

Distributions – The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund makes any distributions once a year in December.

Consult your retirement plan about whether your income and capital gain distributions from the fund will be reinvested in Institutional Class shares of the fund or paid to you in cash.

How distributions are taxed – Fund distributions you receive generally are not taxable to you, although withdrawals from your retirement plan generally are subject to tax.

How share transactions are taxed – Your retirement plan’s sale or exchange of fund shares also will not result in a realized taxable gain or loss.

7 Your Investment

 Buying Shares Before a Distribution

The money the fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the fund or paid to shareholders in cash.

Because of this, if you buy shares just before the fund makes a distribution, you’ll end up getting some of your investment back as a distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you’re investing in a fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

 FUND STRUCTURE

The fund uses a “multiple class” structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Institutional Class shares of the fund.

8 Your Investment

Neuberger Berman Equity Funds
Institutional Class Shares

No load, sales charges or 12b-1 fees

If you’d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports — Published twice a year, the shareholder reports offer information about the fund’s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

complete portfolio holdings

Statement of Additional Information — The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.

Sub-adviser: Neuberger Berman, LLC

 Obtaining Information

You can obtain a shareholder report, SAI, and other information from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an
e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

 A0089 12/02 SEC file number: 811-582

Neuberger Berman Management Inc. 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services: 800.877.9700 Institutional Services 800.366.6264 www.nb.com

NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares, Advisor Class Shares, Trust Class Shares, and Institutional Class Shares

DATED DECEMBER 12, 2002

Neuberger Berman Century Fund	Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund	Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund	Neuberger Berman International Fund
Neuberger Berman Manhattan Fund	Neuberger Berman Millennium Fund
Neuberger Berman Partners Fund	Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund	Neuberger Berman Socially Responsive Fund

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll-Free 800-877-9700

      Neuberger Berman Century Fund, Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund (each a "Fund") are mutual funds that offer shares pursuant to Prospectuses dated December 12, 2002.

      The Prospectus for your share class provides more information about the Funds that an investor should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

      No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (COPYRIGHT)2002 Neuberger Berman Management Inc. All rights reserved.

INVESTMENT INFORMATION

      Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

      The Neuberger Berman Real Estate Fund began operations on May 1, 2002.

      At the close of business on March 23, 2001, Neuberger Berman Fasciano Fund acquired all of the assets and assumed all of the liabilities of Fasciano Fund, Inc. Financial and performance information in this SAI for Neuberger Berman Fasciano Fund prior to March 24, 2001 is that of its predecessor, Fasciano Fund, Inc.

      Through December 15, 2000, the Funds Advisor Class, Investor Class, Trust Class, and Institutional Class (each a "Class") units of beneficial interest ("shares") were organized as feeder funds in a master-feeder structure rather than a multiple-class structure. As feeder funds their names were Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series, respectively. For those Funds, financial and performance information in this SAI for periods prior to December 16, 2000 is that of the predecessor feeder funds.

      The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

           (1)   67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

           (2)   a majority of the outstanding shares of the Fund.

      These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations

      Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

      The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

      1.    Borrowing (All Funds except Neuberger Berman International Fund) . No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

      Borrowing (Neuberger Berman International Fund). The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

      2.   Commodities (All Funds except Neuberger Berman International Fund). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

      Commodities (Neuberger Berman International Fund). The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

      3.   Diversification (All Funds except Neuberger Berman Focus Fund and Neuberger Berman Real Estate Fund). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      Diversification (Neuberger Berman Focus Fund and Neuberger Berman Real Estate Fund). Each Fund is non-diversified under the 1940 Act.

      4.   Industry Concentration (All Funds except Neuberger Berman Real Estate Fund). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Industry Concentration (Neuberger Berman Real Estate Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

      5.   Lending. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

      6.   Real Estate (All Funds except Neuberger Berman International Fund and Neuberger Berman Real Estate Fund). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

      Real Estate (Neuberger Berman International Fund). The Fund may not invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

      Real Estate (Neuberger Berman Real Estate Fund). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

      7.   Senior Securities. No Fund may issue senior securities, except as permitted under the 1940 Act.

      8.   Underwriting. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

      For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

      Each Fund (except Neuberger Berman International, Neuberger Berman Millennium, and Neuberger Berman Socially Responsive Funds) has the following fundamental investment policy:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      Neuberger Berman Millennium Fund and Neuberger Berman Socially Responsive Fund have the following fundamental investment policy:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      Neuberger Berman International Fund has the following fundamental investment policy:

      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

      1.   Borrowing (All Funds except Neuberger Berman International Fund). None of these Funds may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

      2.   Lending. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

      3.   Margin Transactions. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

      4.   Foreign Securities (All Funds except Neuberger Berman Century, Neuberger Berman International and Neuberger Berman Millennium Funds). None of these Funds may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

      Foreign Securities (Neuberger Berman Century Fund and Neuberger Berman Millennium Fund). None of these Funds may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

      These policies do not limit investment in American Depository Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

      5.   Illiquid Securities. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

      6.   Pledging (Neuberger Berman Genesis and Neuberger Berman Guardian Funds). Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

      7.   Investments in Any One Issuer (Neuberger Berman Focus Fund, Neuberger Berman International Fund and Neuberger Berman Real Estate Fund). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

      8.   Social Policy (Neuberger Berman Socially Responsive Fund). The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling, or weapons or that are involved in nuclear power.

      9.   Equity Securities. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Trustees will not change this policy without 60 days notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman International Fund may borrow for investment purposes.)

Cash Management and Temporary Defensive Positions. For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman Socially Responsive Fund and Neuberger Berman International Fund) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

      For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Socially Responsive Fund's assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman Socially Responsive Fund are selected with a concern for the social impact of each investment.

      For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman International Fund may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman International Fund may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

      Pursuant to an exemptive order received from the SEC, each Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management, to manage uninvested cash and cash collateral received in connection with securities lending. The money market fund does not invest in accordance with Neuberger Berman Socially ResponsiveFund's Social Policy.

Investment Insight

      In advertisements, each Fund's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the fund managers uncover stocks that they perceive to fit the Fund's investment parameters. These discussions may include references to current or former holdings of a Fund.

     Neuberger Berman Century Fund

     Investment Program

      The Fund seeks long-term growth of capital; dividend income is a secondary goal. The Fund invests mainly in common stocks of large capitalization companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates.

     Investment Process

      Using both quantitative and qualitative research, the Fund manager seeks to build a portfolio of companies with high earnings growth rates and a median market capitalization that exceeds $10 billion. Stocks that meet his initial screens are then ranked according to factors that have historically enhanced performance, such as positive earnings surprises, upward earnings revisions, and low price/earnings to projected earnings growth rates (PEG ratios). Companies that rank in the top quintile of the remaining universe are targeted for further qualitative analysis. Before purchasing a stock, the Fund manager meets with companies' top managers. He uses these meetings to determine whether he believes the companies can sustain earnings growth and can continue to exceed consensus earnings projections. He also seeks input from Neuberger Berman's Boston-based Growth Equity Group, the 14-member New York-based research department, and guidance from other leading Wall Street analysts.

      1.   Initial Focus Screens

     2.   Proprietary Ranking System

     3.   Top Quintile of Remaining Companies

     4.   Fundamental Research

      5.   Construct Fund

     Portfolio Construction And Risk Management

      The Fund manager believes that portfolio construction is as important to the investment process as stock selection. The portfolio spans numerous industry groups and includes many different kinds of companies. He also endeavors to manage risk by identifying and controlling risk relative to the fund's benchmarks.

     Sell Discipline

      The Fund manager's dispassionate sell discipline quickly eliminates positions in companies with deteriorating fundamentals or that fail to meet his expectations. He also reduces positions when they have done so well that in his opinion, downside risk exceeds upside potential.

     Century Investors Can Expect:

  Experienced portfolio management

  Companies the fund manager believes have the potential to become the next-generation growth leaders

  Established large-cap companies with the potential for continued growth

     Investment Insight

      The investment approach for Century Fund is to focus on large companies whose earnings have consistently grown, because they may have a competitive advantage. Such a company may have a dominant market share or superior management or may have expanded on the strength of innovative products. Continued earnings growth is never guaranteed, but a track record of strong earnings growth warrants further investigation.

     Neuberger Berman Fasciano Fund

     Investment Program

      Neuberger Berman Fasciano Fund seeks to invest in small, undervalued but growing companies, patiently holding them long term until they blossom. To find these stocks, the fund's portfolio manager, Michael Fasciano, looks for small companies that exhibit a blend of growth and value characteristics - high earnings growth potential, but trading at reasonable prices relative to their growth.

     A Balanced Approach to Small-Cap Investing

      Fasciano focuses on smaller companies with market capitalizations of less than $1.5 billion. From this pool, he searches for reasonably priced stocks that he believes can increase earnings by 15% to 25% annually over the next three to five years. Fasciano believes that in the long run, consistently investing in small-company stocks with a combination of growth and value characteristics - a strategy that we refer to as small-cap blend/core - will provide steady, superior returns. Since small companies tend to have higher volatility and lower liquidity than larger companies, he seeks to offset these risks through diversification and careful portfolio construction.

     An Emphasis on Companies With Staying Power

      Fasciano seeks companies with established franchises and long product cycles that will help sustain growth and maintain profit margins. His disciplined approach includes a six-point stock-picking approach that emphasizes: low debt, strong cash flow, consistent profitability, significant inside ownership, high annual earnings growth, and reasonable valuations.

     Hands-On Research

     A small-cap blend/core strategy requires extensive, in-depth research. That's why Fasciano believes in taking a hands-on approach to the challenge. Several times a week, he pilots his own airplane to visit with the management of small companies around the country. His top priority is to determine the business climate for the company, but he also digs for information that indicates strong or improving long-term trends.

     Fasciano Investors Can Expect:

  A balanced approach to small-cap investing

  An emphasis on companies with staying power

  Hands-on research

     Investment Insight

      The Fund's blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics. It also provides a core small-cap foundation for adding other asset classes and investment styles, and may complement more aggressive investments within a diversified portfolio.

      As a small-cap core fund, the Fund invests in both value and growth stocks.

      In advertisements, the Fund's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the fund manager uncovers stocks that he perceives to fit the Fund's investment parameters. These discussions may include references to current or former holdings of the Fund.

Bring Balance to Your Small-Cap Investing: Neuberger Berman Fasciano Fund Seeking Balance through Small-Cap Blend

Neuberger Berman Fasciano Fund seeks to invest in small, undervalued but growing companies, patiently holding them long term until they blossom. To find these stocks, the fund's portfolio manager, Michael Fasciano, looks for small companies that exhibit a blend of growth and value characteristics. He emphasizes quality attributes like free cash flow and high insider ownership and, he also looks for catalysts that he expects will improve a company's fundamentals and its stock price, such as a positive management change or a new product.

Fasciano Fund Investors Can Expect:

A balanced approach to small-cap investing
An emphasis on companies with staying power
Hands-on research

     The Fund's blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics. It also provides a core small-cap foundation for adding other asset classes and investment styles, and may complement more aggressive investments within a diversified portfolio.

     QUOTE: "I practice small-cap investing for the `faint of heart.' By investing for the long term in rapidly-growing companies with reasonable stock prices, I intend to balance the considerable rewards of small-caps with their higher risks."

      --Michael Fasciano, Portfolio Manager, Neuberger Berman Fasciano Fund

     A Disciplined Investment Style

      Fasciano attributes his investment success to a highly disciplined stock selection technique. He focuses on smaller companies with market capitalizations of less than $1.5 billion. From this pool, he searches for reasonably priced stocks that he believes can increase earnings by 15% to 25% annually over the next three to five years.

      Fasciano believes that in the long run, consistently investing in stocks with a combination of growth and value characteristics can provide very good returns.

      Fasciano seeks companies with established franchises and long product cycles that will help sustain growth and maintain profit margins. His disciplined approach includes a six-point stock-picking approach that emphasizes: low debt, strong cash flow, consistent profitability, significant insider ownership, high annual earnings growth, and attractive valuations.

     Small Companies, Small Plane, but Big Potential: Hands-on Research

      A small-cap blend strategy requires extensive, in-depth research. Fasciano believes in taking a hands-on approach to the challenge. Routinely, he pilots his own airplane to visit with the management of small companies around the country. His top priority is to determine the business climate for the company, but he also digs for information that indicates strong or improving long-term trends.

     Risk Management

      Small-caps' high potential rewards do not come without certain risks. Small companies may display higher levels of volatility and less liquidity than larger-sized companies. To help manage these risks, Fasciano concentrates on careful portfolio construction, building the portfolio from the bottom up, stock by stock. He typically diversifies assets across 60 to 80 individual stocks in a variety of industries, making a special effort to avoid highly volatile businesses.

      A strong sell discipline is an important aspect of risk management. That's why Fasciano carefully reviews stocks that have hit his target price. Stocks also become candidates for sale if a company management fails to execute its growth strategy or if revenue/earnings fall below expectations for an extended period.

     Investment Process Summary

Stock Universe	Selection Criteria	Diversified Portfolio
Small-cap Blend	Six-step approach	60-80 Stocks

     Meet the Manager
     Michael Fasciano, CFA: Portfolio Manager, Neuberger Berman Fasciano Fund

      Michael Fasciano, Neuberger Berman Fasciano Fund Portfolio Manager, joined the firm in March 2001 when Neuberger Berman acquired the Fasciano Company, advisor to Fasciano Fund, a small-cap blend mutual fund. Fasciano, a highly respected Chicago-based money manager, launched his Fund in November 1988.

      A native of Queens, New York, Fasciano earned a B.S. and a MBA from the University of Wisconsin. He began his career as a securities broker in Milwaukee and in 1983 moved to Chicago, where he worked as an analyst for BCS Financial Corp., before starting his own investment firm. Fasciano is a member of the Investment Analysts Society of Chicago and holds the distinction of Chartered Financial Analyst. In his free time, Fasciano enjoys reading, golfing and piloting his plane.

     Thinking Small Can Lead to Big Opportunities

      Throughout history, small companies with entrepreneurial spirit and innovative ideas have reshaped the world. Today's corporate giants like Microsoft, Wal-Mart, IBM and Coca-Cola began with a simple idea or a unique product and turned it into a great enterprise. Not every small company will grow to the sky, but the good ones can turn in year after year of steady growth. Well-managed small companies tend to be close to their customers. They're often more agile than huge corporations and can adapt to a changing business environment. And, because they're less well known than larger companies, these hidden gems may fall below Wall Street's radar.

      As with any investment that has the potential for high rewards, there are inherent risks associated with small-cap investing. Many small firms lack financial resources, which makes them vulnerable. Some fall prey to over-ambitious growth plans. But we believe that in-depth research can identify the strongest candidates. The Neuberger Berman Fasciano Fund aims to find small companies with staying power.

     Chart Caption: Adding Small-Caps May Strengthen Returns

     Portfolios that include small-cap exposure offer the potential for increased long-term growth.

[OBJECT OMITTED]

     Why Invest in Small-Cap Blend?

      Whether you're saving for a child's education, your own retirement, or another long-term goal, a small-cap blend fund may help you reach your target. The Fasciano Fund's approach to small-cap blend:

  Seeks lower risk by diversifying across companies and industries with growth and value characteristics

  Maintains a consistent style; doesn't attempt to ride growth or value cycles

  Provides a core small-cap foundation to which you can add other asset classes and investment styles

  Complements more aggressive investments within your portfolio

         Upside Potential With Downside Protection

Fasciano Fund's strategy has proven its worth, especially during unkind markets. Of course, past performance is no guarantee of future results.

Yearly Returns
Calendar Year	Fasciano Investor Class	Russell 2000[2]
1989	22.45%	16.26%
1990	-1.18%	-19.48%
1991	35.08%	46.04%
1992	7.67%	18.41%
1993	8.08%	18.88%
1994	3.68%	-1.82%
1995	31.12%	28.45%
1996	26.54%	16.49%
1997	21.51%	22.36%
1998	7.19%	-2.55%
1999	6.16%	21.26%
2000	1.70%	-3.02%
2001	4.46%	2.49%

2 The Russell 2000 Index is an unmanaged index of U.S. Small-Cap Stocks.
The Neuberger Berman Fasciano Fund is the successor to the Fasciano Fund, Inc. The information is for the predecessor, Fasciano Fund, Inc. 4.46%, 8.00%, and 11.39% were the average annual total returns for the 1-, 5- and 10- year periods ended 12/31/01. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Note: 1989 was the first full year of operation for the Fasciano Fund.

     Growth Stocks. Value Stocks. Can't decide? Try Small-Cap Blend

      Many small-cap mutual funds look for stocks based on a style of investing: either growth or value. Growth funds generally look for stocks among the economy's fastest growing sectors, which have recently included technology and biotechnology. They are willing to pay higher prices for stocks with high growth potential. On the other hand, value funds like to shop for a good bargain. They too want to find growing companies, but seek less expensive entry points, usually among the stocks of companies in out-of-favor industries, or those suffering from short-term earnings concerns.

      Can't decide which style is right for you? Now there's no need to choose. Neuberger Berman Fasciano Fund targets the "sweet spot" between small-cap growth and small-cap value investing. This small-cap blend fund helps you balance the higher risks of investing in fast-growing companies with a more conservative style of hunting for bargain-priced stocks, by maintaining characteristics of both growth and value investing.

      Deciding between small-cap growth and value just got easier. Neuberger Berman Fasciano Fund

      The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines of a given period. Although the Fund primarily will invest in companies on a long-term basis, from time to time, the Fund may invest on a short-term basis or may sell within a few months securities that it originally had intended to be a long-term investment if the security no loner meets the quality or valuation requirements of the Fund. The Fund generally will seek to be fully invested in common stocks. However, at times, the manager may invest a large portion of the Fund's assets in cash if the manager is unable to locate and invest in a sufficient number of companies that meet the Fund's quality and valuation requirements.

     Neuberger Berman Focus Fund

      As of April 2, 2001, the fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the fund can invest a greater percentage of its assets in any single security. This practice could increase the risk of investing in the fund because it may own fewer securities. Prior to November 1, 1991, the investment policies of the Fund required that it invest a substantial portion of its assets in the energy field. The fund may also from time to time invest a significant percentage of its assets in one sector. The risks of concentrating heavily in any one sector are set forth in the prospectus.

     Investment Program

      The Fund seeks long-term growth of capital and invests principally in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes at least 90% or more of its investments in not more than six sectors it identifies as undervalued. The Fund may invest significantly in fewer than six sectors.

     Emphasis on quality, undervalued companies of all market capitalizations

      The Fund manager selects companies with solid fundamentals that he considers undervalued by the marketplace. Specifically, he looks for industry leaders with above-average earnings, established market niches, and sound future business prospects. He believes these types of organizations come in all sizes; therefore, he does not limit his selections to any particular capitalization range.

     A concentrated Fund

      In addition to his value bias, the Fund manager concentrates his efforts on no more than six out of 13 possible economic sectors. Although the Fund is built one stock at a time, he has found that the conditions leading to an individual stock being undervalued similarly affect other companies in the same industries or sectors. Thus, an emphasis on relatively few sectors is a natural outgrowth of the fund's stock selection process. The Fund manager will not invest more than 25% of total assets in companies having their principal business activity in the same industry.

      To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The principal risks affecting each sector are discussed in the Prospectus.

     Bottom-up, value-oriented stock selection process

      The Fund manager's bottom-up approach focuses on stocks that are currently out of favor, due to temporary setbacks. He also likes stocks that have been largely ignored by Wall Street, but that he believes still offer good long-term growth potential. He prefers to buy companies that are industry leaders, not those that he believes are undervalued for good reasons such as poor management or limited growth prospects. Ideal investment candidates are financially sound companies that have little or no debt and exhibit high returns on equity.

     Thorough research effort

      The Fund manager believes it's the management teams that drive companies and how they react to changes in their respective industries. As he explains, "The only way to come to those conclusions is to meet with the people behind the stocks we like." Furthermore, he does not rely on a company's initial merits after its stock has been purchased. Instead, he prefers to revisit its fundamentals regularly and then, as a reality check, look back at the company's performance to see if it's consistently delivering.

     Investment Process

     Qualitative Analysis

     Meeting with Company Executives One-on-One
        Monitor Exposure to Economic Conditions
     Interest Rate Changes
        Sector Analysis
        Stock Universe
     Quantitative Analysis

     Focus Investors Can Expect:

     Emphasis on quality, undervalued companies of all market capitalizations
     A targeted investment approach
     Bottom-up, value-oriented stock selection process
     Thorough research efforts

     Investment Insight

      The investment approach for the Focus Fund involves looking for companies that have low price-to-earnings ratios, solid balance sheets, and strong management. The Fund manager often finds that these companies are concentrated in certain sectors of the economy, which prompts him to look further within these sectors for other companies that meet his criteria.

      Neuberger Berman Genesis Fund

     Investment Program

      The Fund invests mainly in common stocks of small-capitalization companies and seeks undervalued companies whose current product lines and balance sheets are strong. The Fund regards companies with market capitalizations of up to $1.5 billion at the time of investment as small-cap companies.

     A small-cap value bias

      The Fund co-managers employ a value bias in their stock selection process. They comb the universe of small-cap stocks specifically looking for those they consider cheap compared to the market as a whole. Depending on current market conditions, they sometimes find stocks that are cheap on an absolute basis as well. They primarily choose from a universe of small-cap companies whose total market valuation is less than $1.5 billion at the time of initial investment. The characteristics they look for may include above average returns, established market niches, high barriers to entry, strong capital bases, and sound future business prospects.

     A philosophy that contradicts popular investment trends

      The Fund co-managers focus on strong companies in industry niches that are often overlooked by investors because they lack an exciting new product or innovation. They aren't interested in buying experimental or cutting-edge technology names that often trade on high future expectations but have no established record of earnings. The rationale behind their approach is that companies in what may be considered "unexciting" industries to some, such as utilities and oil services, are a safer point of entry into the small-cap universe because, as they put it, "if there's not a lot of expectation built into a company, then it tends not to disappoint."

     Small companies, potentially big opportunities

     The Fund co-managers favor the small-cap arena because they think it abounds with opportunities for the long-term investor, specifically small-caps' potential ability to grow earnings dramatically over time. According to one Fund co-manager, "Unlike large-cap stocks, small-cap companies are starting from a very low base and therefore may have the ability to grow dramatically."

     Investment Process

     Qualitative Analysis

  Meetings with Company Executives One-on-One

     300 Face-to-Face Meetings per Year
     Heavy Phone Contact

     Quantitative Characteristics

     Low Price-to-Earnings Ratio
     Low Price-to-Cash Flow Ratio

     Genesis Investors Can Expect:

     A small-cap value bias
     A philosophy that contradicts popular investment trends
     Small companies, potentially big opportunities

      Investment Insight

     The Fund co-managers seek out small companies that are not well known and often found in unglamorous industries. Future growth is one area they focus on, but equally important to them is evidence of solid performance and a proven management team. As value investors, they look for stocks that are selling at attractive prices.

     Neuberger Berman Guardian Fund

     Investment Program

     The Fund seeks long-term growth of capital and, secondarily, current income. The Fund invests primarily in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies. Using a value-oriented investment approach in selecting securities, the Fund looks for such factors as low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

     Research-Driven, Valuation-Sensitive Investing

     Portfolio manager Arthur Moretti uses fundamental, bottom-up research to seek mid- to large-capitalization stocks with the potential to double in value over a three to five year period. He looks for companies with a record of solid profitability and excellent management teams, with stock prices that are undervalued relative to their potential.

     He builds the portfolio one stock at a time, establishing an investment premise and specific expectations for each holding that he monitors on an ongoing basis.

     Investment Process

     The investment process begins by building a prospect list of value stocks from the universe of stocks that are greater than $1 billion in market capitalization. To narrow the list of potential candidates, this universe is screened by industry group to identify companies with the greatest balance sheet strength. Further valuation screens identify stocks that appear reasonably priced, based on forward price-to-earnings and price-to-cash flow ratios.

     Moretti focuses on each company's track record and profitability. As he puts it, "I want to own good businesses when their equities are attractively valued, not cheap assets."

     Once Moretti has identified a manageable list of potential candidates, he begins an intensive research process to thoroughly understand each company's unique industry dynamics, including its competitive environment and long-term trends. He also examines management's track record of success, focusing particular attention on corporate governance as it affects management incentives and financial reporting standards. In this phase, he seeks to fully understand a company's business model, its earnings power, and the source and sustainability of its competitive advantage.

     Moretti then develops an investment premise on companies of particular interest before they enter the portfolio, setting clear milestones for the development of the business. In this step, he identifies quantitative and qualitative measures to track the company's progress on a discrete timeline. In this way he can monitor the progress of each company's business day to day, determining whether it is a candidate for buying, selling, or further monitoring.

      Portfolio Construction and Risk Management

     Moretti's research-driven process results in a diversified portfolio of approximately 40 holdings from a variety of industries. He limits initial investments in any one company to no more than 3% to 5% of portfolio assets at the time of purchase, and maximum industry exposure to 20% of portfolio assets. To help manage risk, he aims to keep the price-to-earnings ratio of the portfolio below the market average.

     Sell Discipline

     Stocks become candidates for sale if they fail to meet milestones, reach pre-determined price targets, or if their fundamentals deteriorate. Moretti will also consider selling a stock if changing fundamentals undermine the original investment premise. Stocks with unfavorable risk/return characteristics may be sold to make room for new ideas that he believes offer a better risk/return profile.

Stock Universe: Mid-to Large-Cap Companies	Quantitative and Qualitative Financial Screens Develop Investment Premise	Portfolio Construction and Risk Management	Portfolio of approximately 40 stocks

     Neuberger Berman International Fund

     Investment Program

     The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any capitalization, including companies in developed and emerging industrialized markets. The co-managers look for well-managed companies that show potential for above-average growth and whose stock price is undervalued.

     A Bottom-Up Approach That Puts Company Fundamentals In Perspective

     The Fund co-managers' bottom-up approach seeks well-managed companies that exhibit strong fundamentals, such as attractive cash flows, strong balance sheets, and solid earnings growth. While their bottom-up style drives the overall investment process, they also believe it's important to put a company's fundamentals in perspective. To do this, the Fund co-managers' factor in the economic, political, and market landscape of investment candidates' home markets. As one fund manager explains, "We are value-added investors, not ‘closet' indexers. We will overweight the portfolio with securities from countries we believe have the best investment potential and underweight those we think have limited prospects."

      Growth Orientation with Valuation Emphasis

      In order to reduce the risk of significant losses when their growth style falls out of favor, Chang and Segal focus on companies whose stock is substantially undervalued. Typically this results from market underestimation of the strength and sustainability of the business model. They will also invest in companies where short-term setbacks present the opportunity to invest in high quality companies at depressed prices.

     High Potential Rewards With Commensurate Risks

      The Fund primarily invests in equity securities of developed countries, but will consider selected emerging markets as well. While the potential rewards are high, so are the associated risks. Foreign markets are often less developed and foreign governments and economic infrastructures may not be as stable compared to the United States. Other international risks, such as currency exchange rate and interest rate fluctuations, could result in greater volatility than domestic funds.

     An Added Level Of Diversification

     Domestic and foreign markets generally are subject to different sets of risk factors. Investors with exposure to more than a single market can potentially offset losses in one market with gains in another. While foreign markets can be inherently risky, investors who include international securities in their portfolios can benefit from an additional layer of diversification along with the potential for long-term growth.

     International Investors Can Expect:

     A bottom-up approach that puts company fundamentals in perspective
      A growth orientation with a valuation emphasis
      High potential rewards with commensurate risks
      An added level of portfolio diversification

     Investment Insight

     To choose attractive stocks from among the many thousands available outside the United States, it's important to have a clear strategy. International Fund's bottom-up approach evaluates stocks on their fundamentals, using both growth and value criteria, while also considering larger scale economic factors.

     Neuberger Berman Manhattan Fund

     Investment Program

     The Fund invests in common stocks of mid-capitalization companies that are in new or rapidly evolving industries. The Fund seeks growth of capital by investing in companies with financial strength, above-average growth of earnings, earnings that have exceeded analysts' expectations, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

     Mid-cap growth stock investments

     The Fund co-managers consider themselves growth stock investors in the purest sense of the term. By that, they mean they want to own the stocks of companies that are growing earnings faster than the average American business and, ideally, faster than the competitors in their respective industries. Their exhaustive research efforts are focused on the mid-cap universe and, specifically, stocks that are in new or rapidly evolving industries. The kind of fast-growth companies the Fund co-managers favor generally do not trade at below market average price-to-earnings ratios. However, they do look for companies trading at reasonable levels compared to their growth rates. They believe that attractive valuations in the mid-cap range have been created as a result of the large-cap area performing well for several years, relative to other capitalization ranges.

     An intensive research effort

     The Fund co-managers love stocks with positive earnings surprises. Their extensive research has revealed that the stocks of companies that have consistently beaten Wall Street earnings estimates have also tended to offer greater potential for long-term capital appreciation. To find these companies they scour the mid-cap growth stock universe to isolate stocks whose most recent earnings have beaten consensus expectations. Then, the real work begins, where through diligent fundamental research they strive to identify those companies most likely to record a string of positive earnings surprises. Their ultimate goal is to invest today in the fast growing mid-sized companies that they believe are poised to become tomorrow's Fortune 500.

     A disciplined sell process

     "We are dispassionate sellers," says one Fund co-manager. "If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive." A stock will also be sold when it reaches its target price. They prefer to broadly diversify the Fund's assets among many different companies and industries rather than heavily concentrating its holdings in just a few of the fastest growing industry sectors. Broad diversification helps to manage the overall risk inherent in a Fund of equity securities.

INVESTMENT PROCESS Active Risk Management Better Mid-Cap Growth Stocks ·Fundamental Verification Mid-Cap Growth Universe ·Proprietary Quantitative Evaluation Stock Universe ·Focus Screens

     Manhattan Investors Can Expect:

     Mid-cap growth stock investments
     An intensive research effort
     A disciplined sell process

      Neuberger Berman Millennium Fund

     Investment Program

     The Fund invests primarily in equity securities of small-sized domestic companies (up to $1.5 billion in market capitalization at time of investment). The Fund seeks growth of capital and looks for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets, or management.

     Disciplined stock selection process

     The Fund co-managers employ a three-tiered disciplined investment process. It begins with a search for fast growing, small companies that exhibit sustainable earnings growth of at least 15%. Next, they assess a company's financial and managerial wherewithal to capitalize on opportunities and grow its business, despite occasional setbacks. Finally, the managers determine whether or not a stock's price is reasonable. Their analysis attempts to avoid companies considered overvalued relative to their earnings growth rate.

     Long-term growth potential of small-cap stocks

     Simply put, a small company might become a mid-sized one rapidly with the launch of a single blockbuster product. And, since the potential growth of a small company is often uninhibited by several layers of management, it might be able to bring new products or services to the market quickly. What adds to the attractiveness of small-cap stocks is the fact that they're generally less researched than large-caps, which presents the managers with more opportunities to find good companies that are not yet recognized by many investors. Small-caps, however, are more risky than other securities due to their volatility and greater sensitivity to market trends, company news and industry developments.

     Risk management

     "We abide by three rules for managing risk: pay reasonable prices, remain emotionally detached, and stay diversified", says one of the Fund managers about their risk-management strategy. First, the Fund focuses on rapidly growing companies that are selling at reasonable prices relative to their growth prospects. This is done in an effort to avoid those stocks whose valuations are out of line with their growth rates because we believe they are often the most susceptible to steep declines caused by fundamental disappointments or during a market downturn. Second, our Fund co-managers remain emotionally detached from their stock picks. When deteriorating fundamentals are discovered in a company, the Fund co-managers take quick and decisive action to eliminate it from the Fund. And third, to limit downside risk, the Fund co-managers expect to invest in a diversified Fund across an array of sectors and industries. No single stock represents more than 5% of total assets, measured at the time of investment.

     Investment Process

     SCREENS

Price	Is this stock price reasonable?
Quality	Can the company go the distance?
Financial Strength, Management Depth and Talent
Growth	Are earnings growing rapidly?
15%+ Annual Growth Rates
Positive Earnings Surprises

     Millennium Investors Can Expect:

     Disciplined stock selection process
     Long-term growth potential of small-cap stocks
     Risk management

     Investment Insight

     The Fund co-managers of the Millennium Fund make it their business to track down promising small-cap companies wherever they may exist. As a result, this fund enables investors who can accept the risks of small-cap stocks to pursue the potential for long-term growth that small-caps may provide.

     Neuberger Berman Partners Fund

     Investment Program

     The Fund manager invests principally in the stocks of mid- to large-cap companies that he believes are selling for less than their intrinsic value. He concentrates on companies that other investors have shunned, but in his view are poised for major improvement. The Fund manager's intensive, research-driven process searches for catalysts that will lead to a change in investors' perceptions.

     A Focus on Anticipating Changes in Investor Perception

     The Fund manager searches for stocks that he believes are selling for less than the underlying company's intrinsic value. That's why his stock selection process focuses on identifying companies that he believes are poised to demonstrate positive change, such as a change in management, or a successful new product. These catalysts can give rise to a shift in investor perception, which can lead to the revaluation of an undervalued security. When the Fund manager buys a stock, he is literally buying partial ownership of a business, not just a piece of paper.

     Attractive Stocks at Reasonable Prices

     The Fund manager uses a two-part screening process to identify potential stock purchases. The first part consists of financial screens that select only those stocks that are inexpensive based on several traditional measures of value, such as low price-to-earnings and cash flow ratios. Low price is not enough, however; the Fund manager also looks for high return on capital. The second part of the process is a qualitative evaluation of significant changes occurring within a company's business, such as new management, new corporate strategies, improving financials, or shareholder-based incentive plans. The Fund manager focuses on buying the stocks of good businesses that are undergoing positive changes, at reasonable prices.

     Intensive, In Depth Research

     To uncover specific catalysts for change in investors' perceptions, the Fund manager builds an information network around a company. This information network is designed to gauge the company's future growth prospects, understand investors' current perceptions, and identify other factors that have not yet been recognized by the majority of investors. Stocks that meet his criteria up to this point go through a rigorous valuation model intended to produce a list of companies with the most compelling risk/reward story. The Fund manager buys securities that he believes have the highest risk-adjusted return potential; stocks that fall short are placed on a list for monitoring.

     Investment Process

     Portfolio Addition/Monitor List

     Portfolio Valuation Model

     Identify Catalysts for Change

     Systematic Screenings

  Qualitative Analysis
  Financial Analysis

     Partners Investors Can Expect:

  A focus on anticipating changes in investor perception
  Intensive, in-depth research
  Attractive stocks at reasonable prices

     Investment Insight

     The Fund manager seeks companies he believes are undervalued where there are changes underway that can give rise to improved investor perception. His strategy pays off whenever the valuation gap closes.

     Neuberger Berman Real Estate Fund

     Investment Program

     Under normal conditions at least 80% of the Fund's net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Under normal conditions the Fund may invest up to 20% of its net assets in securities of companies not primarily engaged in the real estate industry.

     Investment Insight

     The following interview was conducted with Steven R. Brown, the portfolio manager of the Fund:

      1.   What are the key factors you consider when researching and selecting potential investments?

     Our investment process consists of four major elements: macro research, property sector research, company research, and portfolio management. The process combines both top-down and bottom-up approaches and balances fundamental real estate and securities analysis.

     We seek catalysts that may help us outperform our benchmark. The catalyst could affect relative property sector valuation and/or individual security selection. Catalysts for change can include new management, new business strategies, acquisitions, consolidation within an industry, or improving fundamentals. Of course, we are alert to the fact that these transition points in the life of a company can present new risks.

      2.   What makes your investment strategy unique?

     Our investment approach is distinct in that we use an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. We generally adhere to a strict valuation methodology price to net asset value per share, cash flow multiple versus growth rate and relative valuation which guides our buy and sell decisions.

      3.   What are your criteria for selling?

     Before we buy a stock, we establish our estimate of net asset value and target valuation. A stock may become a candidate for sale due to its target price being reached, negative fundamental developments, overvaluation or modifications to our portfolio strategy. Changes in a company's financial status, strategic direction or real estate portfolio may prompt us to consider a sale. We may sell a security while the fundamental factors remain positive if a security appears overvalued based upon our valuation models and our judgment. In such cases, we will first explore whether there has been a positive development for the company. If no change in fundamentals or capital market factors justifies the new valuation, we will reduce that holding's weighting.

      4.   How do you seek to maintain the fund's performance during different kinds of market conditions?

     We currently intend to be fully invested in REITs at all times. We also have the ability to position the portfolio for success in various economic scenarios. If we need to take a defensive position due to a slowing economy, we would increase our exposure to the less economically sensitive property types (Healthcare, Industrial and Community Shopping Centers). In a robust economy we would increase our exposure to the more economically sensitive property types (Regional Malls, Office, Hotels and Apartments). We do not, however, time the market. We are always invested in REITs; our property sector weightings will indicate our outlook for the economy and the REIT market. Of course, we have the ability to invest in government bonds for defensive purposes, just like every other mutual fund, but that is not our preferred approach in difficult times.

      5.    Are you looking at potential investments differently today given recent events ranging from Enron's accounting scandal to the war on terrorism?

     We continue to scrutinize investments intensely throughout the investment process. We review joint venture investments and other off-balance sheet activity continuously. We have a heightened sensitivity to a 'complexity discount' as a result of complex business strategies and the complex balance sheets and income statements they create. We have also spent time assessing 'high profile' property risk because some high profile real estate assets have had difficulty attaining reasonably priced property and casualty insurance. One benefit of REITS is that these risks are managed through a diversified portfolio.

      6.   If there is a turnover in fund management, what safeguards are in place to maintain continuity of the fund's style?

     We emphasize quantitative screening in our investment process. We continuously refine our investment models, so that the output (investment decisions) is simple to execute and strengthens our style continuity. This disciplined approach to buying and selling places emphasis on the accuracy of the input while minimizing digression from the output.

      Neuberger Berman Regency Fund

     Investment Program

     The Fund seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Fund seeks to reduce risk by diversifying among different companies and industries.

     Mid-cap companies with market leadership

     The Fund manager searches the mid-cap stock universe for companies with a dominant market share in their industry. Historically, businesses with market leadership have delivered significant returns for shareholders over the long term. While this may not always be the case, discovering such middleweight champions before the rest of Wall Street can yield substantial payoffs for investors. Of course, there can be no assurance that the manager will select the right stocks every time. Remember that the stocks of mid-cap companies may be more volatile, and entail more risk, than the stocks of larger companies.

     Bottom-up approach to stock selection

     The Fund manager's extensive bottom-up approach begins with financial screens that are used to search for undervalued securities with compelling fundamentals. Then, in-depth company and industry analyses are conducted, followed by interviews with company managements and their competitors, customers, and suppliers. In this stage, reviewing strategic plans and evaluating management are critical steps. After applying these financial and qualitative screens the Fund manager then seeks to identify a catalyst for change that could improve a stock's valuation. These catalysts are generally managerial, operational, structural, or financial in nature and include changes in company management, new corporate strategies, changes in the business mix, and improving financials, among others. The remaining candidates are then ranked on a risk/reward basis. Stocks with the most compelling risk/reward ratios are placed in the Fund, while stocks that are currently not a good Fund fit, are placed on a monitor list for further evaluation.

     Broad view of risk management

     In order to reduce risk on the buy side, the manager looks for reasonably priced stocks, diversifies investments across an array of industries, and avoids making large sector bets. On the sell side, stocks are sold when they reach their price target, do not perform as expected, or are considered less attractive than other opportunities.

     Investment Process

     STOCK UNIVERSE

  Financial Analysis

     VALUE STOCK UNIVERSE

  Qualitative Evaluation
  Catalyst for change

     EXECUTIVE MANAGEMENT TEAM EVALUATION

  Proven Track Record
  Strategic Plan
  Inside Ownership

Regency Investors Can Expect:

  Mid-cap companies with market leadership
  Bottom-up approach to stock selection
  Broad view of risk management

     Investment Insight

The Fund manager's ultimate goal is to find undervalued companies that have not yet been discovered by the majority of investors, or better yet, to buy "great companies at a great price." He attempts to do this by focusing on the mid-cap segment of the market because it tends to be less followed than the large-cap segment by Wall Street analysts.

      Neuberger Berman Socially Responsive Fund

   Investment Program

     The Fund seeks long-term capital appreciation through investments primarily in securities of companies that meet both financial criteria and social policy. The managers initially screen companies using a value investing criteria, then look for companies that show leadership in major areas of social impact such as the environment, work-place diversity and employment.

     Financially sound companies with a social conscience

     The Fund co-managers look for the stocks of mid- to large-cap companies that first meet their stringent financial criteria. Their social screens are then applied to these stocks. The ones considered worthy from a financial standpoint are then evaluated using a proprietary database that develops and monitors information on companies in various categories of social criteria. Ideal investment candidates are companies that show leadership in the areas of the environment, workplace diversity, and employment. Other considerations are based on companies' records in other areas of concern, including public health, type of products, and corporate citizenship.

     A traditional value approach

     The Fund managers' initial financial screens select companies using a traditional value approach. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors, such as low price-to-earnings and low price-to-book ratios. Their value approach examines these companies, searching for those that may rise in price before other investors realize their worth. They strongly believe in helping investors put their money to work, while supporting companies that follow principles of good corporate citizenship.

      An ever-evolving journey on the path to good corporate citizenship

     The Fund co-managers believe that most socially responsive investors are not utopians. They do not expect instant perfection, but rather look for signs that a company is evolving and moving toward a corporate commitment to excellence. As they put it, "Good corporate citizenship is one of those things that is a journey, not a destination. We've been working in this field for some time, and know that the social records of most companies are written in shades of gray. We are pleased to see that more and more companies are coming to realize that change is a positive force for them."

     Investment Process

          Social Policy

          Quantitative Financial Criteria

  Low Price-to-Earnings Ratio (relative & absolute)
  Strong Balance Sheet
  Free Cash Flow
  Risk Management

          Stock Universe

  Focus Screens

     Socially Responsive Investors Can Expect:

  Financially sound companies with a social conscience
  A traditional value approach
  An ever-evolving journey on the path to good corporate citizenship

     Investment Insight

     The Fund co-managers believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. They look for companies that meet value-investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship.

*****

     Each Fund invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Fund's total assets. Of course, each Fund's holdings are subject to change.

Additional Investment Information

     Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described.

      Illiquid Securities(All Funds). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the trustees of the Trust, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions which could be costly to the Funds.

      Policies and Limitations. Each Fund may invest up to 15% of its net assets in illiquid securities. Neuberger Berman Fasciano Fund has no current intention of investing in illiquid securities.

      Repurchase Agreements(All Funds). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman International Fund, also from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman International Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

     Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

      Securities Loans (All Funds). Each Fund may lend securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman, subject to the conditions of the SEC order.

      Policies and Limitations. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

      Restricted Securities and Rule 144A Securities (All Funds). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

      Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

      Reverse Repurchase Agreements (All Funds). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

      Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     Leverage (Neuberger Berman International Fund). The Fund may make investments while borrowings are outstanding. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund's investment limitations.

     Policies and Limitations. Generally, the Fund does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other edging transactions.

     Foreign Securities (All Funds). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

     Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The Funds may invest in ADRs, European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

      Policies and Limitations.To limit the risks inherent in investing in foreign currency denominated securities, a Fund (except Neuberger Berman Century, Neuberger Berman International, and Neuberger Berman Millennium Funds) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Each of Neuberger Berman Century and Neuberger Berman Millennium Funds may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency. Neuberger Berman International Fund invests primarily in foreign securities.

     Investments in securities of foreign issuers are subject to each Fund's quality standards. Each Fund (except Neuberger Berman International Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

      Forward Commitments and When-Issued Securities (Neuberger BermanInternational Fund). The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued purchases and forward commitment transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's NAV as long as the commitment to sell remains in effect.

     Policies and Limitations. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

     Technology Securities (All Funds). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

     The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, "Financial Instruments")

     Futures Contracts and Options Thereon (All Funds). Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     Neuberger Berman International Fund may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

     Neuberger Berman International Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions Neuberger Berman International Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

     With respect to currency futures, Neuberger Berman International Fund may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, Neuberger Berman InternationalFund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

     For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes increases in the case of a short (sale) position or decreases in the case of a long (purchase) position so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

     Policies and Limitations. Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

     Neuberger Berman International Fund may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Fund may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

     Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Call Options on Securities (All Funds). Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     Policies and Limitations. Each Fund may write covered call options and may purchase call options on securities. Each Fund may also write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

     A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy. Neuberger Berman International Fund may purchase call options for hedging or non-hedging purposes.

     Put Options on Securities (Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds). Each of these Funds may write and purchase put options on securities. Each of Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, and Neuberger Berman Socially Responsive Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When Neuberger Berman Century, Neuberger Berman Guardian, Neuberger BermanInternational, Neuberger Berman Millennium, Neuberger Berman Real Estate or Neuberger Berman Socially Responsive Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which put options may be written and purchased by Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate, or Neuberger Berman Socially Responsive Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

     Policies and Limitations. Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman International Fund also may use put options for non-hedging purposes. The use of put options on securities by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

     General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman International Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Neuberger Berman International Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

     The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate or Neuberger Berman Socially Responsive Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its Fund. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Policies and Limitations. Each Fund may use American-style options. Neuberger Berman International Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

     The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The use of put and call options by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

     Put and Call Options on Securities Indices (All Funds). Neuberger Berman International Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

     For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     Policies and Limitations. Neuberger Berman International Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

     For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

     Foreign Currency Transactions (All Funds). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Funds (other than Neuberger Berman International Fund) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

     Neuberger Berman International Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may invest in securities denominated in the European Currency Unit, commonly referred to as the "Euro" ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses. In addition, Neuberger Berman International Fund may invest in securities denominated in other currency baskets.

     Policies and Limitations. The Funds (other than Neuberger Berman International Fund) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

     Neuberger Berman International Fund may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman International Fund may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio.

     Options on Foreign Currencies (All Funds). Each Fund may write and purchase covered call and put options on foreign currencies. Neuberger Berman International Fund may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

     Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     Policies and Limitations. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman International Fund may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund. The use of options on currencies by Neuberger BermanSocially Responsive Fund is not subject to the Social Policy.

     Regulatory Limitations on Using Financial Instruments. To the extent a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover it potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for cover or segregation could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

     Policies and Limitations. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

      General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

     Each Fund's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if the Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     Policies and Limitations.When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

      Short Sales (Neuberger Berman International Fund). Neuberger BermanInternational Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

     Neuberger Berman International Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     Neuberger Berman International Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in Neuberger Berman International Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

     Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     Fixed Income Securities (All Funds). While the emphasis of the Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. Neuberger Berman Century, Neuberger Berman Fasciano, Neuberger Berman International, Neuberger Berman Partners, Neuberger Berman Real Estate and Neuberger Berman Regency Funds each may invest in corporate debt securities rated below investment grade.

     U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the "Government National Mortgage Association"), Fannie Mae (also known as Federal National Mortgage Association), Freddie Mac (also known as Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

     "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

     Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Partners Neuberger Berman Real Estate or Neuberger Berman Regency Funds warrants exposure to the additional level of risk.

     Policies and Limitations. Each Fund normally may invest up to 35% of its total assets in debt securities. Neuberger Berman Century, Neuberger Berman Partners, and Neuberger Berman Regency Funds each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman International Fund may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

     Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Socially Responsive Fund and Neuberger Berman Millennium Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman International Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Century, Neuberger Berman Partners, and Neuberger Berman Regency Funds). NB Management will make a determination as to whether Neuberger BermanInternational Fund should dispose of the downgraded securities.

     There are no restrictions as to the ratings of debt securities Neuberger BermanFasciano or Neuberger Berman Real Estate Funds may acquire or the portion of its assets each may invest in debt securities in a particular ratings category. Although these Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

     Commercial Paper (All Funds). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     Policies and Limitations. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman International Fund may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

     Zero Coupon Securities (Neuberger Berman Century, Neuberger BermanMillennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Funds). Each of these Funds may invest in zero securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     The discount on zero coupon securities ("original issue discount") must be taken into income ratably by each such Fund prior to the receipt of any actual payments. Because each such Fund must distribute substantially all of its net income (including its accrued original issue discount) to its shareholders each year for income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     Convertible Securities (All Funds). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve their investment objectives.

     Policies and Limitations. Neuberger Berman Socially Responsive Fund may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

     Preferred Stock (All Funds). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     Swap Agreements (Neuberger Berman Century, Neuberger Berman International and Neuberger Berman Real Estate Funds). Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     Policies and Limitations. In accordance with SEC staff requirements, each of Neuberger BermanCentury, Neuberger Berman International and Neuberger Berman Real Estate Funds will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     Real Estate-Related Instruments (Neuberger Berman Real Estate Fund). The Fund will not directly invest in real estate, but rather in securities issued by real estate companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

     Real estate-related instruments include securities of real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

     The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

     The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

     Policies and Limitations. Under normal conditions at least 80% of the Fund's net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.

      Japanese Investments (Neuberger Berman International Fund). All of the Funds may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman International Fund may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Fund may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

     Other Investment Companies (All Funds). Neuberger Berman International Fund may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     Policies and Limitations. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate.

     Indexed Securities (Neuberger Berman International Fund). Neuberger BermanInternational Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     Terrorism Risks. Municipal securities are subject to a risk that terror attacks could result in substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. The impact of these events may extend beyond the immediately affected area and beyond the time of the attack. Businesses that leave an affected area in the wake of such an attack may not return, and economic activity may slow if tourists and local consumers avoid the affected city. These events could severely affect the tax base of a particular issuer of municipal securities and could damage or destroy a facility whose revenues support the payment of particular municipal securities. These attacks, and measures taken to prevent them, may also impose substantial overtime costs on municipal budgets. Because certain industries and sectors tend to be geographically concentrated (for example, the securities industry and certain high technology industries), an attack could severely damage an industry or sector in which a fund has significant investments.

     Neuberger Berman Socially Responsive Fund - Description of Social Policy

     Background Information on Socially Responsive Investing

     In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

     Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Fund generally fall into two categories:

     Avoidance Investing. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

     Leadership Investing. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

     The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. The Wealth of Nations is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith are the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

     The Socially Responsive Database

     Neuberger Berman, the Fund's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Fund. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

     Workplace Diversity and Employment. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

     Environment. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

     Product. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

     Public Health. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

     Weapons. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

     Corporate Citizenship. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

Implementation of Social Policy

     Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the Fund manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

     The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

     In applying the information in the database to stock selection for the Fund, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.

      The following is an overview of the areas of operations of Neuberger Berman Inc., the publicly held holding company:

WEALTH MANAGEMENT SERVICES

Private Asset Management - We specialize in sophisticated, customized money management for individuals, families and institutions, whether your account $500,000 or $100 million. Our Portfolio managers are experts in a wide range of investment styles, including alternative investment approaches. Client Consultants help you make the most of Neuberger Berman's resources.

Neuberger Berman Trust Companies - The Neuberger Berman Trust Companies help you build and protect your wealth across generations. We provide comprehensive family wealth planning through an integrated approach to tax planning, fiduciary services, investment policy design and oversight, for relationships of $2 million or more. For business owners we offer employee benefit plan ESOP design, as well as investment, administrative and trustee/executor services. For larger relationships, we also provide multi-manager custody and consolidated performance and risk management oversight and reporting.

Executive Monetary Management - Our wholly owned subsidiary, Executive Monetary Management, provides an objective, comprehensive and confidential approach to personal wealth management. For clients with substantial wealth, EMM acts as an independent advocate for the entirety of your financial affairs, identifying courses of action and seeking alternative solutions. EMM serves as your trusted gatekeeper advisor, simplifying the demands of wealth management.

MUTUAL FUNDS AND INSTITUTIONAL ACCOUNTS

Neuberger Berman Mutual Funds - Neuberger Berman was one of the first firms to offer no-load mutual funds, starting in 1950. Today our funds span asset classes, investment styles and capitalization ranges. They are available through, multiple sources, directly or through third parties.

Fund Advisory Service Our Fund Advisory Service (FAS) can help you put your financial house in order. Based on your input, FAS builds a diversified portfolio of mutual funds from a select group of managers with excellent track records and low fees. For investors with $100,000 to $500,000 to invest, FAS clients receive personalized, professional portfolio management at a reasonable price.

Institutional Separate Accounts - For foundations, endowments, corporations and other institutions, we offer specialized investment management expertise. Our portfolio managers are industry veterans with a deep knowledge of the companies they invest in. Supporting them is a team of skilled research analysts, traders and staff, focused on delivering superior performance in the full spectrum of investment styles.

Broker Advised Products Neuberger Berman offers both mutual funds and separately managed accounts through broker/consultant-advised programs. These programs offer comprehensive investment management services under a single fee structure. Our business partners include the world's leading brokerage firms.

PROFESSIONAL SECURITIES SERVICES

Prime Brokerage and Correspondent Clearing Services - Professional investors have come to Neuberger Berman for prime brokerage and correspondent clearing services since the early 1950s. Hedge funds, broker-dealers, registered investment advisors, and family offices enjoy an uncommon level of personalized, comprehensive support.

Research Sales - Neuberger Berman is known for its focused, unbiased research coupled with frequent company management meetings. We follow approximately 500 companies in nearly all significant sectors, providing clients with special insight.

PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

Average Annual Total Return Computations

     Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

P(1+T)n = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

Average Annual Total Returns(1)
Investor Class	Periods Ended 8/31/2002
	One Year	Five Years	Ten Years	Period from Inception(2)
Century	(24.77%)	N/A	N/A	(22.98%)
Fasciano(3)	(4.99%)	4.16%	10.63%	11.63%
Focus	(31.58%)	(0.20%)	10.30%	11.01%
Genesis	2.54%	7.78%	14.77%	13.41%
Guardian	(18.64%)	(3.83%)	7.38%	11.65%
International	(9.76%)	(0.81%)	N/A	4.50%
Manhattan	(28.57%)	(4.30%)	6.06%	12.48%
Millennium	(34.77%)	N/A	N/A	6.90%
Partners	(16.98%)	(1.59%)	9.78%	14.72%
Regency	(7.42%)	N/A	N/A	8.03%
Socially Responsive	(10.62%)	1.36%	N/A	8.62%
(1)

Through December 15, 2000, the Investor Class of each of the Funds was a feeder fund in a master/feeder structure. Performance results prior to 12/16/00 represent the performance of each Investor Class Fund's predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Investor Class Fund.

(2)

The inception dates of the Investor Class of each Fund were as follows: Neuberger Berman Century Fund, 12/6/99; Neuberger Berman Fasciano Fund, 11/10/88; Neuberger Berman Focus Fund, 10/19/55; Neuberger Berman Genesis Fund, 9/27/88; Neuberger Berman Guardian Fund, 6/1/50; Neuberger Berman International Fund, 6/15/94; Neuberger Berman Manhattan Fund, 3/1/79; Neuberger Berman Millennium Fund, 10/20/98; Neuberger Berman Partners Fund, 1/20/75; Neuberger Berman Regency Fund, 6/1/99; and Neuberger Berman Socially Responsive Fund, 3/16/94.

(3)	Performance through 3/23/01 is that of the Fund's predecessor, Fasciano Fund, Inc.
Average Annual Total Returns(1)
Trust Class	Periods Ended 8/31/2002
	One Year	Five Years	Ten Years(2)	Period from Inception(3)
Focus	(31.74%)	(0.35%)	10.52%	11.05%
Genesis	2.49%	7.73%	14.81%	13.43%
Guardian	(18.72%)	(3.92%)	7.31%	11.64%
International	(9.25%)	(0.24%)	N/A	4.86%
Manhattan	(28.54%)	(4.53%)	5.94%	12.43%
Millennium	(34.89%)	N/A	N/A	6.76%
Partners	(17.10%)	(1.72%)	9.70%	14.69%
Real Estate	N/A	N/A	N/A	(1.23%)(4)
Regency	(7.45%)	N/A	N/A	8.02%
Socially Responsive	(10.86%)	1.15%	N/A	8.48%
(1)

Through December 15, 2000, each of the Funds was a feeder fund in a master/feeder structure. For the Trust Class of each Fund except Neuberger Berman International Fund and Neuberger Berman Socially Responsive Fund, performance results shown for periods after August 1993 represent the performance of each Trust Class Fund's predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Trust Class Fund. For Neuberger Berman International and Neuberger BermanSocially Responsive Funds, performance results shown for periods after June 1998 and March 1997, respectively, represent the performance of each Trust Class Fund's predecessor feeder fund.

(2)

Performance shown for periods before August 1993 is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Trust Class would have had.

(3)

The inception dates of the Trust Class of each Fund are as follows: Neuberger Berman Focus Fund, 10/19/55; Neuberger Berman Genesis Fund, 9/27/88, Neuberger Berman Guardian Fund 6/1/50, Neuberger Berman International Fund, 6/15/94; Neuberger Berman Manhattan Fund, 3/1/79, Neuberger Berman Millennium Fund, 10/20/98, Neuberger Berman Partners Fund, 1/20/75, Neuberger Berman Real Estate Fund, 5/1/02; Neuberger Berman Regency Fund, 6/1/99; and Neuberger Berman Socially Responsive Fund, 3/16/94.

(4)

Returns from a short time period may not be representative of longer-term performance. This fund is relatively small; some techniques that may be useful to enhance the performance of a small fund may contribute proportionately less to the return of a larger fund.

Average Annual Total Returns(1)
Advisor Class	Periods Ended 8/31/2002
	One Year	Five Years	Ten Years(2)	Period from Inception(3)
Fasciano	N/A	N/A	N/A	(16.20%)
Focus	(31.83%)	0.15%	10.44%	11.04%
Genesis	2.22%	7.46%	14.61%	13.29%
Guardian	(18.95%)	(4.38%)	6.99%	11.57%
Manhattan	(28.81%)	(4.93%)	5.66%	12.30%
Millennium	N/A	N/A	N/A	(30.80%)
Partners	(17.29%)	(2.09%)	9.44%	14.59%
(1)

Through December 15, 2000, each of the Funds was a feeder fund in a master/feeder structure. For the Advisor Class of each of Neuberger Berman Focus, Neuberger Berman Guardian, and Neuberger Berman Manhattan Fund, performance results shown for periods after September 1996 represent the performance of each Advisor Class Fund's predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Advisor Class Fund. For Neuberger Berman Genesis and Neuberger Berman Partners Funds, performance results shown for periods after April 1997 and August 1996, respectively, represent the performance of each Advisor Class Fund's predecessor feeder fund.

(2)

Performance shown for periods before the Advisor Class began operations (see note 1) is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Advisor Class would have had.

(3)

The inception date of the Advisor Class of each Fund are as follows: Neuberger Berman Fasciano Fund, 5/24/02; Neuberger Berman Focus Fund, 10/19/55; Neuberger Berman Genesis Fund, 9/27/88; Neuberger Berman Guardian Fund, 6/1/50; Neuberger Berman Manhattan Fund, 3/1/79; Neuberger Berman Millennium Fund, 5/3/02; and Neuberger Berman Partners Fund, 1/20/75.

Average Annual Total Returns(1)
Institutional Class	Periods Ended 8/31/2002
	One Year	Five Years(2)	Ten Years(2)	Period from Inception(3)
Genesis	2.77%	7.98%	14.88%	13.48%

(1)

Through December 15, 2000, Neuberger Berman Genesis Fund Institutional Class was a feeder fund in a master/feeder structure. Performance results shown after 7/1/99 are those of its predecessor feeder fund, which had an identical investment program and the same overall fees as Neuberger Berman Genesis Fund Institutional Class.

(2)

Performance shown for periods before 7/1/99 is that of the corresponding Investor Class. Because the Institutional Class of Genesis Fund has lower expenses, its performance should have been better than the Genesis Fund Investor Class would have had.

(3)	The inception date of the Institutional Class of the Neuberger Berman Genesis Fund was 9/27/88.

     Prior to January 5, 1989, the investment policies of Neuberger Berman Focus Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger Berman Focus Fund may be required, under applicable law, to include information reflecting performance and expenses for periods before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not necessarily reflect the level of performance and expenses that would have been experienced had the Fund's current investment policies been in effect.

     NB Management may from time to time waive a portion of its fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectuses and in "Investment Management and Administration Services" below.

Average Annual Total Return After Taxes on Distributions

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

P(1+T)n = ATVD

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
Investor Class	After Taxes on Distributions -- Periods Ended 8/31/2002
	One Year	Five Years	Ten Years	Period from Inception
Century	(24.77%)	N/A	N/A	(22.98%)
Fasciano	(5.61%)	3.45%	9.47%	N/A
Focus	(32.53%)	(2.34%)	7.91%	N/A
Genesis	1.80%	6.91%	13.61%	N/A
Guardian	(18.92%)	(6.87%)	4.95%	N/A
International	(9.95%)	(1.89%)	N/A	3.76%
Manhattan	(28.68%)	(7.53%)	2.54%	N/A
Millennium	(34.68%)	N/A	N/A	3.93%
Partners	(17.41%)	(4.09%)	6.61%	N/A
Regency	(10.59%)	N/A	N/A	6.01%
Socially Responsive	(12.58%)	0.41%	N/A	7.76
Average Annual Total Returns
Trust Class	After Taxes on Distributions -- Periods Ended 8/31/2002
	One Year	Five Years	Ten Years	Period from Inception
Focus	(32.69%)	(1.22%)	9.60%	N/A
Genesis	1.73%	7.09%	14.34%	N/A
Guardian	(18.93%)	(6.07%)	5.71%	N/A
International	(9.37%)	(1.22%)	N/A	4.19%
Manhattan	(28.64%)	(6.53%)	4.11%	N/A
Millennium	(34.85%)	N/A	N/A	5.34%
Partners	(17.47%)	(3.15%)	8.10%	N/A
Real Estate	N/A	N/A	N/A	(1.23%)
Regency	(10.65%)	N/A	N/A	4.61%
Socially Responsive	(12.71%)	0.55%	N/A	7.85%
Average Annual Total Returns
Advisor Class	After Taxes on Distributions -- Periods Ended 8/31/2002
	One Year	Five Years	Ten Years	Period from Inception
Fasciano	N/A	N/A	N/A	N/A
Focus	(32.77%)	(0.76%)	8.89%	N/A
Genesis	1.48%	6.66%	13.49%	N/A
Guardian	(19.09%)	(4.70%)	6.27%	N/A
Manhattan	(28.92%)	(6.21%)	3.56%	N/A
Millennium	N/A	N/A	N/A	(30.80)%
Partners	(17.60%)	(2.80%)	7.60%	N/A
Average Annual Total Returns
Institutional Class	After Taxes on Distributions -- Periods Ended 8/31/2002
	One Year	Five Years	Ten Years
Genesis	2.02%	6.88%	13.60

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares

     An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

P(1+T)n = ATVDR

Average Annual Total Returns
Investor Class	After Taxes on Distributions and Sale of Fund Shares -- Periods Ended 8/31/2002
	One Year	Five Years	Ten Years	Period from Inception
Century	(15.21%)	N/A	N/A	(17.46%)
Fasciano	(2.46%)	3.23%	8.54%	N/A
Focus	(17.92%)	0.10%	8.25%	N/A
Genesis	1.95%	6.01%	12.19%	N/A
Guardian	(11.42%)	(2.79%)	6.00%	N/A
International	(5.99%)	(0.42%)	N/A	3.83%
Manhattan	(17.37%)	(2.14%)	4.99%	N/A
Millennium	(21.30%)	N/A	N/A	5.27%
Partners	(10.03%)	(1.43%)	7.18%	N/A
Regency	(3.45%)	N/A	N/A	5.76%
Socially Responsive	(4.97%)	1.09%	N/A	7.09
Average Annual Total Returns
Trust Class	After Taxes on Distributions and Sale of Fund Shares -- Periods Ended 8/31/2002
	One Year	Five Years	Ten Years	Period from Inception
Focus	(18.02%)	(0.02%)	8.84%	N/A
Genesis	1.92%	6.08%	12.71%	N/A
Guardian	(11.47%)	(2.89%)	6.07%	N/A
International	(5.68%)	(0.04%)	N/A	4.09%
Manhattan	(17.37%)	(2.65%)	5.20%	N/A
Millennium	(21.40%)	N/A	N/A	5.42%
Partners	(10.12%)	(1.51%)	7.71%	N/A
Regency	(3.47%)	N/A	N/A	5.18%
Socially Responsive	(5.13%)	0.93%	N/A	6.97
Average Annual Total Returns
Advisor Class	After Taxes on Distributions and Sale of Fund Shares --Periods Ended 8/31/2002
	One Year	Five Years	Ten Years	Period from Inception
Fasciano	(2.54%)	3.20%	8.53%	N/A
Focus	(18.08%)	0.25%	8.31%	N/A
Genesis	1.76%	5.82%	12.08%	N/A
Guardian	(11.63%)	(3.42%)	5.60%	N/A
Manhattan	(17.52%)	(3.27%)	4.42%	N/A
Millennium	(21.31%)	N/A	N/A	5.26%
Partners	(10.24%)	(1.67%)	7.14%	N/A
Average Annual Total Returns
Institutional Class	After Taxes on Distributions and Sale of Fund Shares -- Periods Ended 8/31/2002
	One Year	Five Years	Ten Years
Genesis	2.09%	6.11%	12.24%

Comparative Information

     From time to time each Fund's performance may be compared with:

    (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

     (2) recognized stock and other indices, such as the S&P 500 Index, S&P SmallCap 600 Index ("S&P 600 Index"), S&P MidCap 400 Index ("S&P 400 Index"), Russell 2000® Index, Russell 2000® Growth Index, Russell 2000® Value Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell Midcap® Index, Russell Midcap® Value Index, Russell Midcap® Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the S&P 500 Barra Growth Index, the S&P 500 Barra Value Index, the EAFE® Index, the Financial Times World XUS Index, the NAREIT Equity REIT Index, the NAREIT Composite REIT Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market capitalization from $34 million to $2.8 billion, with an average of $533 million as of October 31, 2002. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $1.7 billion as of October 31, 2002. The Russell indexes measure the performance of all capitalization ranges across both growth and value investment styles. The EAFE® Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Fund may invest in different types of securities from those included in some of the above indexes.

     Neuberger Berman Socially Responsive Fund's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap Fund indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

     Evaluations of the Funds' performance, their total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

Other Performance Information

     From time to time, information about a Fund's portfolio allocation and holdings as of a particular date may be included in Advertisements for the Fund. This information may include the Fund's diversification by asset type or, in the case of Neuberger Berman Socially Responsive Fund, by the social characteristics of companies owned. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

     NB Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

     Investors who may find Neuberger Berman Century, Neuberger Berman Focus, Neuberger BermanGuardian, Neuberger Berman Partners, Neuberger Berman Real Estate or Neuberger Berman Regency to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

     Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

     Information regarding the effects of automatic investing and systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

     The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, Age, and Address	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees
John Cannon (72)	Trustee since 2000	Retired. Formerly, Chairman and Chief Investment Officer of CDC Capital Management (registered investment adviser)(1993-Jan. 1999).	32	Independent Trustee or Director of three series of OppenheimerFunds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to present.
Faith Colish (67)	Trustee since 1982	Counsel, Carter, Ledyard Milburn (law firm); Formerly, Attorney at Law and President, Faith Colish, A Professional Corporation; 1980 to 2002.	32
Walter G. Ehlers (69)	Trustee since 2000	Consultant; Retired President and Trustee of Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	32
C. Anne Harvey (65)	Trustee since 2000	Consultant, C. A. Harvey Associates, June 2001 to present; Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to present; Secretary, Board of Associates to The National Rehabilitation Hospital's Board of Directors; Director of American Association of Retired Persons (AARP), 1978 to December 2000; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.	32
Barry Hirsch (69)	Trustee since 2000	Senior Counsel of Loews Corporation (diversified financial corporation) since May 2002; prior thereto, Senior Vice President, Secretary and General Counsel of Loews Corporation.	32
Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics at Stern School of Business, New York University.	32	Director, Delaware Labs, 1978 to present (cosmetics).
Howard A. Mileaf (65)	Trustee since 1984	Retired. Formerly, Vice President and Special Counsel to WHX Corporation (holding company) 1993 - 2001.	32	Member of the Board of Directors of WHX Corporation (holding company) since August 2002; Member of the Board of Directors of Webfinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for-profit theater), 2000 to present; Formerly, Director of Kevlin Corporation (manufacturer of microwave and other products).
John P. Rosenthal (69)	Trustee since 1985	Senior Vice President of Burnham Securities Inc. (a registered broker-dealer) since 1991.	32	Director, 92nd Street Y (non-profit), 1967 to present; Formerly, Director, Cancer Treatment Holdings, Inc.
William E. Rulon (70)	Trustee since 1986	Retired. Senior Vice President of Foodmaker. Inc. (operator and Franchiser of Restaurants) until January 1997; Secretary of Foodmaker, Inc. until July 1996.	32	Director, Pro-Kids Golf and Learning Academy, 1998 to present (teach golf and computer usage to "at risk" children); Director of Prandium, Inc. from March 2001 until July 2002 (restaurants).
Cornelius T. Ryan (71)	Trustee since 1982	General Partner of Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President of Oxford Venture Corporation.	32	Formerly, Director of Capital Cash Management Trust (money market fund) and Prime Cash Fund.
Tom Decker Seip (52)	Trustee since 2000	General Partner of Seip Investments LP (a private investment partnership); President and CEO of Westaff, Inc., May 2001 to January 2002 (temporary staffing); Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer of Charles Schwab Investment Management, Inc. and Trustee of Schwab Family of Funds and Schwab Investments from 1997 to 1998; Executive Vice President-Retail Brokerage for Charles Schwab Investment Management from 1994 to 1997.	32	Director, H&R Block, Inc. (financial services company), May 2001 to present; Director, General Magic (voice recognition software), November 2001 to present; Director, Forward Management, Inc. (asset management), 2001-present; Member of the Board of Directors of E-Finance Corporation (credit decisioning services), 1999 to present; Director, Save-Daily.com (micro investing services), 1999 to present; Formerly, Director of Offroad Capital Inc. (pre-public internet commerce company).
Candace L. Straight (55)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; Advisory Director of Securities Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	32	Director, Providence Washington (property and casualty insurance company), December 1998 to present; Director, Summit Global Partners(insurance brokerage firm), October 2000 to present.
Peter P. Trapp (58)	Trustee since 2000	Regional Manager for Atlanta Region, Ford Motor Credit Company since August, 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	32
Edward I. O'Brien*(74)	Trustee since 1993	Member, Investment Policy Committee, Edward Jones, 1993 - 2001; President of the Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels) from 1974 - 1992; Adviser to SIA from November 1992 -November 1993.	32	Director of Legg Mason, Inc. (financial services holding company), tax to present; Director, Boston Financial Group (real estate and shelters) 1993-1999.
Jack Rivkin*	Trustee since December 2002	Executive Vice President of Neuberger Berman since 2002; Director and the Chairman of NB Management since 2002; Executive Vice President of Citigroup Investments, Executive Vice President of Travelers Group Inc. and Senior Vice President of Tribeca Investments, LLC from 1996 to 2002; Vice Chairman Smith Barney Inc. from 1993 to 1996.		Director, Dale Carnegie & Associates, Inc. (private), 1998 to present; Emagin Corp. (public), 1997 to present; Solbright Inc. (private), 1998 to present; Infogate Corp. (private), 1997 to present; Broadway Television Network (private) 2000 to present.
Peter E.Sundman* (43)	Chairman of the Board, Chief Executive Officer and Trustee since 1999	Executive Vice President of Neuberger Berman since 1999; Principal of Neuberger Berman from 1997 until 1999; Senior Vice President of NB Management from 1996 until 1999.	32	Executive Vice President and Director of Neuberger Berman Inc. (holding company) since 1999; Director of NB Management since 1999; Director and Vice President of Neuberger Berman Agency Inc. since 2000.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1986	Vice President-Mutual Fund Board Relations of NB Management since 2000; Vice President of Neuberger Berman since 2002 and employee since 1999; Vice President of NB Management from 1986 to 1999; Secretary of six other registered investment companies for which NB Management acts as investment manager and administrator (four since 2002).
Robert Conti (46)	Vice President since 2000	Vice President of Neuberger Berman since 1999; Senior Vice President of NB Management since 2000; Treasurer of NB Management from 1996 until 1999; Vice President of six other registered investment companies for which NB Management acts as investment manager and administrator (three since 2000 and four since 2002).
Stacy Cooper-Shugrue (39)	Assistant Secretary since 1991	Employee of Neuberger Berman since 1999; Vice President-Mutual Fund Board Relations of NB Management since 2002; Assistant Vice President of NB Management from 1993 to 1999; Assistant Secretary of six other registered investment companies for which NB Management acts as investment manager and administrator (four since 2002).
Brian J. Gaffney (49)	Vice President since 2000	Managing Director of Neuberger Berman since 1999; Senior Vice President of NB Management since 2000; Vice President of NB Management from 1997 until 1999; Vice President of six other registered investment companies for which NB Management acts as investment manager and administrator (three since 2000 and four since 2002).
Sheila R. James (37)	Assistant Secretary since 2002	Employee of Neuberger Berman since 1999; Employee of NB Management from 1991 to 1999; Assistant Secretary of six other registered investment companies for which NB Management acts as investment manager and administrator since 2002.
John McGovern (32)	Assistant Treasurer since 2002	Employee of NB Management since 1993; Assistant Treasurer of six other registered investment companies for which NB Management acts as investment manager and administrator since 2002.
Barbara Muinos (43)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto Assistant Treasurer	Vice President of Neuberger Berman since 1999; Assistant Vice President of NB Management from 1993 to 1999; since 1996 Treasurer and Principal Financial and Accounting Officer since 2002 of six other registered investment companies for which NB Management acts and investment manager and administrator since 2002; Assistant Treasurer from 1996 until 2002 of two other mutual funds for which NB Management acts as investment manager and administrator.
Frederic B. Soule (56)	Vice President since 2000	Vice President of Neuberger Berman since 1999; Vice President of NB Management from 1995 until 1999; Vice President of six other registered investment companies for which NB Management acts as investment manager and administrator (three since 2000 and four since 2002).
Trani Wyman (33)	Assistant Treasurer since 2002	Employee of NB Management since 1991; Assistant Treasurer of six other registered investment companies for which NB Management acts as investment manager and administrator since 2002.

________________________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.
(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

     Audit Committee. The Audit Committee's purposes are (a) to oversee generally the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp. During the fiscal year ended 8/31/02, the Committee did not hold any meetings.

     Code of Ethics Committee. The Code of Ethics Committee oversees the administration of the Trust's Code of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. During the fiscal year ended 8/31/02, the Committee met one time. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

     Contract Review Committee. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. The Committee is composed entirely of Independent Fund Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Tom D. Seip. During the fiscal year ended 8/31/02, the Committee did not hold any meetings

     Executive Committee. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). During the fiscal year ended 8/31/02, the Committee did not hold any meetings.

     Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Fund Trustees; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended 8/31/02, the Committee met one time.

Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Funds' trades and the consideration given to alternative trading systems. The Committee is composed entirely of Independent Fund Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended 8/31/02, the Committee met three times.

     Pricing Committee. The Pricing Committee oversees the procedures for pricing the Funds' portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. During the fiscal year ended 8/31/02, the Committee did not hold an official meeting.

      The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      The following table sets forth information concerning the compensation of the trustees of the Trust. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 8/31/02

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
Independent Trustees
John Cannon Trustee	$30,503	$70,000
Faith Colish Trustee	$30,503	$70,000
Walter G. Ehlers Trustee	$30,503	$70,000
C. Anne Harvey Trustee	$27,290	$62,500
Barry Hirsch Trustee	$30,503	$70,000
Robert A. Kavesh Trustee	$30,503	$70,000
Howard A. Mileaf Trustee	$30,503	$70,000
John P. Rosenthal Trustee	$30,503	$70,000
William E. Rulon Trustee	$30,503	$70,000
Cornelius T. Ryan Trustee	$30,503	$70,000
Tom Decker Seip Trustee	$30,503	$70,000
Gustave H. Shubert* Trustee	$16,233	$37,500
Candace L. Straight Trustee	$30,503	$70,000
Peter P. Trapp Trustee	$27,143	$62,500
Trustees who are "Interested Persons"
Michael M. Kassen** Trustee	$0	$0
Edward I. O'Brien Trustee	$30,503	$70,000
Peter E. Sundman Trustee	$0	$0

*Retired, March 7, 2002.

**Retired, December 12, 2002.

On December 12, 2002, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

	Century Fund	Fasciano Fund	Focus Fund	Genesis Fund	Guardian Fund	International Fund	Manhattan Fund	Millennium Fund	Partners Fund	Regency Fund	Socially Responsive Fund	Technology Fund
Independent Trustees
John Cannon	A	A	A	A	A	A	A	A	A	A	A	A
Faith Colish	A	A	E	E	E	B	E	B	E	A	A	A
Walter G. Ehlers	A	A	A	A	A	A	A	A	A	A	A	A
C. Anne Harvey	A	A	A	A	A	A	A	A	A	A	A	A
Barry Hirsch	A	A	A	A	A	A	A	A	A	A	A	A
Robert A. Kavesh	A	A	C	A	A	A	A	C	A	A	A	A
Howard A. Mileaf	A	A	A	E	A	D	A	B	C	A	A	C
John P. Rosenthal	A	A	A	A	E	A	A	A	A	A	A	A
William E. Rulon	A	A	A	A	A	A	C	A	A	A	A	A
Cornelius T. Ryan	A	A	A	A	A	C	A	A	A	A	A	A
Tom Decker Seip	A	A	A	A	A	A	A	A	A	A	A	A
Candace L. Straight	A	A	E	E	E	C	C	A	E	A	A	A
Peter P. Trapp	A	A	C	A	A	A	A	A	A	A	A	A
Trustees who are "Interested Persons"
Edward I. O'Brien	A	A	C	C	C	A	D	A	E	A	A	A
Peter E. Sundman	C	A	D	C	C	B	B	C	C	A	A	B
A = None	D = $50,000-$100,000
B = $1-10,000	E = over $100,000
C = $10,001-$50,000	* Omits the holdings of Michael Kassen, who resigned from the Board effective December 12, 2001.
Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John Cannon	$50,001 - $100,000
Faith Colish	Over $100,000
Walter G. Ehlers	Over $100,000
C. Anne Harvey	None
Barry Hirsch	Over $100,000
Robert A. Kavesh	$10,001 - $50,000
Howard A. Mileaf	Over $100,000
John P. Rosenthal	Over $100,00
William E. Rulon	Over $100,000
Cornelius T. Ryan	Over $100,000
Tom Decker Seip	None
Candace L. Straight	Over $100,000
Peter P. Trapp	$10,001 - $50,000
Trustees who are "Interested Persons"
Edward I. O'Brien	Over $100,000
Peter E. Sundman	Over $100,000

*Omits the holdings of Michael Kassen, who resigned from the Board effective December 12, 2001.

Independent Trustees Ownership of Securities

Set forth in the table below is information regarding each Independent Trustee's (and his/her immediate family members') share ownership in securities of Neuberger Berman and the ownership of securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
John Cannon	N/A	N/A	N/A	$0	N/A
Faith Colish	N/A	N/A	N/A	$0	N/A
Walter G. Ehlers	N/A	N/A	N/A	$0	N/A
C. Anne Harvey	N/A	N/A	N/A	$0	N/A
Barry Hirsch	N/A	N/A	N/A	$0	N/A
Robert A. Kavesh	N/A	N/A	N/A	$0	N/A
Howard A. Mileaf	N/A	N/A	N/A	$0	N/A
John P. Rosenthal	N/A	N/A	N/A	$0	N/A
William E. Rulon	N/A	N/A	N/A	$0	N/A
Cornelius T. Ryan	N/A	N/A	N/A	$0	N/A
Tom Decker Seip	N/A	N/A	N/A	$0	N/A
Candace L. Straight	N/A	N/A	N/A	$0	N/A
Peter P. Trapp	N/A	N/A	N/A	$0	N/A

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

     NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated December 16, 2000 ("Management Agreement").

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

     NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

     NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to four administration agreements with the Trust, one for each class, dated December 16, 2000 (each an "Administration Agreement"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

     Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers, such as brokers, banks, or pension administrators ("Institutions").

     NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or Institutions in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the Institutions solicit and gather shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     NB Management enters into administrative services agreements with Institutions pursuant to which it compensates Institutions for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

     From time to time, a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

     Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

Management and Administration Fees

     For investment management services, each Fund (except Neuberger Berman Fasciano, Genesis, Millennium, International and Real Estate Funds) pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Neuberger Berman Genesis Fund and Neuberger Berman Millennium Fund pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman International Fund pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Neuberger Berman Fasciano Fund pays NB Management a management fee at an annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.750% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion. Neuberger Berman Real Estate Fund pays NB Management a management fee at the annual rate of 0.85% of the Fund's average daily net assets.

     For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.26% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

     During the fiscal years ended August 31, 2002, 2001 and 2000, the Investor Class of each Fund accrued management and administration fees as follows:

Investor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31
	2002	2001	2000
Century	$128,568	$220,896	$178,122*
Fasciano	$2,121,092	N/A	N/A
Focus	$10,705,114	$12,982,930	$11,557,516
Genesis	$10,103,193	$8,297,120	$7,107,528
Guardian	$12,898,250	$15,963,334	$20,653,505
International	$966,672	$1,386,889	$1,997,435
Manhattan	$3,335,288	$5,795,240	$6,751,263
Millennium	$1,086,626	$1,867,593	$2,491,722
Partners	$11,288,680	$13,853,025	$17,348,158
Regency	$137,895	$130,128	$70,259
Socially Responsive	$659,890	$775,157	$891,800

* From December 6, 1999 (commencement of operations) to August 31, 2000.

     For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract some of its responsibilities to that Fund under the Administration Agreement and may compensate each Institution that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain of the Funds; see "Distribution and Shareholder Services Plan," below.)

     During the fiscal years ended August 31, 2002, 2001 and 2000, the Trust Class of each Fund (and its predecessor feeder fund) accrued management and administration fees as follows:

Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31
	2002	2001	2000
Focus	$3,131,680	$3,637,866	$2,139,521
Genesis	$21,304,445	$12,344,770	$6,929,724
Guardian	$3,852,768	$6,949,440	$9,634,906
International	$14,540	$32,909	$47,831
Manhattan	$240,707	$645,157	$851,534
Millennium	$82,141	$138,026	$145,269
Partners	$3,603,419	$4,601,810	$5,936,239
Real Estate	$38,168*	N/A	N/A
Regency	$194,064	$246,611	$212,513
Socially Responsive	$268,293	$272,190	$250,183

* From May 1, 2002 (commencement of operations) to August 31, 2002.

     During the fiscal years ended August 31, 2002, 2001 and 2000, the Advisor Class of each Fund (and its predecessor feeder fund) accrued management and administration fees as follows:

Advisor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31
	2002	2001	2000
Fasciano	$1,834*	N/A	N/A
Focus	$180,180	$166,690	$47,736
Genesis	$2,702,271	$1,406,975	$973,066
Guardian	$182,957	$215,459	$219,188
Manhattan	$17,264	$38,262	$34,543
Millennium	$908**	N/A	N/A
Partners	$333,189	$420,922	$489,344

* From May 24, 2002 (commencement of operations) to August 31, 2002.

**From May 3, 2002 (commencement of operations) to August 31, 2002.

     For administrative services, the Institutional Class of Genesis Fund pays NB Management a fee at the annual rate of 0.15% of that Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing. In most years, these out-of-pocket expenses are expected to be a fraction of a basis point. During the fiscal years ended August 31, 2002, 2001 and 2000 the Institutional Class of Genesis Fund accrued $3,571,867, $2,495,746 and $1,882,659 in management and administration fees.

Waivers and Reimbursements

     NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a class-by-class basis. If any Fund is omitted from the descriptions of the class-by-class waivers or reimbursements below, that class of the Fund is not subject to any waivers or reimbursements.

Investor Class

     NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman International Fund for its total operating expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.70% per annum of International Investor Class' average daily net assets. This undertaking lasts until December 31, 2005. International Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.70% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     Prior to December 17, 2001, NB Management had voluntarily undertaken to reimburse the Investor Class of Neuberger Berman International Fund for its total operating expenses that exceeded 1.70% per annum of International Investor Class' average daily net assets. International Fund Investor Class in turn agreed to repay NB Management through December 31, 1998 for excess total operating expenses that NB Management reimbursed to it through December 31, 1996, so long as its total operating expenses did not exceed the above expense limitation. During the fiscal years ended August 31, 2000 and 1999, International Fund Investor Class repaid NB Management $0, and $20,095, respectively, of expenses that NB Management reimbursed to it through December 31, 1996.

     NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Millennium Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.75% per annum of Millennium Investor Class' average daily net assets. This undertaking lasts until December 31, 2005. Millennium Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.75% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense. During the fiscal year ended August 31, 2002, Regency Investors Class repaid NB Management $7,795 of expenses that NB Management reimbursed to the Fund/

     Prior to December 17, 2001, NB Management had voluntarily undertaken to reimburse the Investor Class of Neuberger Berman Millennium Fund for its total operating expenses which exceeded 1.75% of Millennium Investor Class' average daily net assets. Millennium Fund Investor Class in turn agreed to repay NB Management through December 31, 2000, for the excess total operating expenses that NB Management reimbursed to it through December 31, 1999, so long as the Class' total operating expenses did not exceed the above expense limitation. During the fiscal year ended August 31, 2000, Millennium Investor Class repaid NB Management $102,478 of expenses that NB Management reimbursed to the Fund through December 31, 1999. As of August 31, 2000, Millennium Investor Class has repaid NB Management for all such expenses.

     NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Regency Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of Regency Fund Investor Class' average daily net assets. This undertaking lasts until December 31, 2012. Regency Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense. During the fiscal year ended August 31, 2002, Regency Fund Investor Class repaid NB Management $7,795 of expenses that NB Management reimbursed to the Fund.

     NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Century Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of Century Investor Class' average daily net assets. This undertaking lasts until December 31, 2012. Century Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Investor Class	Amount of Total Operating Expenses Reimbursed by NB Management for Fiscal Years Ended August 31
Fund	2002	2001	2000
Century	$92,854	$82,116	$56,499*
Regency	$0	$17,056	$62,715
*From December 6, 1999 (commencement of operations) to August 31, 2000.

   Trust Class

     NB Management has contractually undertaken to reimburse the Trust Class of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Socially Responsive Fund so that the total operating expenses of each Trust Class are limited to 1.50% of average net assets. This undertaking lasts until December 31, 2005 for each Fund except Neuberger Berman Real Estate Fund whose undertaking lasts until December 31, 2012. The Trust Class of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Partners Fund and Neuberger Berman Socially Responsive Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman International Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 2.00% per annum of International Trust Class' average daily net assets. This undertaking lasts until December 31, 2012. International Fund Trust Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 2.00% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman Millennium Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.75% per annum of Millennium Trust Class' average daily net assets. This undertaking lasts until December 31, 2014. Millennium Fund Trust Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.75% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman Regency Fund so that the total operating expenses of the Fund's Trust Class are limited to 1.50% of average net assets. This undertaking lasts until December 31, 2012. The Trust Class of Neuberger BermanRegency Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Trust Class	Amount of Total Operating Expenses Reimbursed by NB Management for Fiscal Years Ended August 31
Fund	2002	2001	2000
Focus	$0	$0	$29,362
International	$14,339	$87,754	$103,947
Manhattan	$0	$0	$55,928
Millennium	$11,319	$39,748	$42,558
Real Estate	$101,341*	N/A	N/A
Regency	$27,988	$68,587	$55,331
Socially Responsive	$0	$37,011	$115,370

* From May 1, 2002 (commencement of operations) to August 31, 2002.

Advisor Class

     Until December 31, 2012, NB Management has contractually undertaken to reimburse the Advisor Class of each Fund except Neuberger Berman Fasciano Fund and Neuberger Berman Millennium Fund for its total operating expenses which exceed 1.50% per annum of the Advisor Class' average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). The Advisor Class of each Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     NB Management has contractually undertaken to reimburse the Advisor Class of Neuberger Berman Fasciano Fund and Neuberger Berman Millennium Fund so that the total operating expenses of each Advisor Class are limited to 1.90% of average net assets. This undertaking lasts until December 31, 2012. The Advisor Class of Neuberger Berman Fasciano Fund and Neuberger Berman Millennium Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.90% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     The table below shows the amounts reimbursed by NB Management pursuant to these arrangements:

Advisor Class	Amount of Total Operating Expenses Reimbursed by NB Management for Fiscal Years Ended August 31
Fund	2002	2001	2000
Fasciano	$3,885*	N/A	N/A
Focus	$0	$0	$75,274
Genesis	$0	$0	$73,105
Manhattan	$13,719	$46,059	$78,337
Millennium	$4,015**	N/A	N/A

* From May 24, 2002 (commencement of operations) to August 31, 2002.

**From May 3, 2002 (commencement of operations) to August 31, 2002.

Institutional Class

     NB Management has contractually undertaken to reimburse Genesis Fund Institutional Class for its total operating expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.85% ofGenesis Fund Institutional Class' average daily net assets. This undertaking lasts until December 31, 2014. Genesis Fund Institutional Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     During the fiscal years ended August 31, 2002, 2001 and 2000, the amount of total operating expenses reimbursed by NB Management to Genesis Institutional Class amounted to $125,435, $174,673, and $263,954 respectively.

All Classes

     The Management Agreement continues until June 30, 2003. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management ("Independent Fund Trustees") and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until June 30, 2003. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

     The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser

     NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated December 16, 2000 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

     The Sub-Advisory Agreement continues until June 30, 2003 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

     Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Board Consideration of the Management and Sub-Advisory Agreements

     In approving the Management and Sub-Advisory Agreements, the Board evaluated whether they were in the best interests of each Fund and its shareholders. The Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data and met with the consultant to discuss the proper interpretation of that data.

     With respect to the nature and quality of the services provided, the Board considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board considered NB Management's resources and responsiveness with respect to Funds that had experienced lagging performance. The Board also considered the quality of brokerage execution provided by NB Management. The Board's Portfolio Transactions Committee from time to time reviews the quality of the brokerage services that Neuberger Berman provides, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Funds. The Board considered NB Management or Neuberger Berman's use of brokers or dealers in fund transactions that provided research and other services to NB Management or Neuberger Berman, and the benefits derived by the Funds and by other clients of NB Management and Neuberger Berman from such services. The Board also considered NB Management and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems.

     With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of NB Management and its affiliates from their association with the Funds. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board noted that most of the Funds were close to or below the median compensation paid. For those Funds that were not below the median, the Board considered the specific portfolio management issues that contributed to the higher fee. The Board also considered that each Fund's fee structure provides for a reduction of payments resulting from economies of scale, and NB Management's recent offer to provide additional reductions for certain Funds. The Board also considered the contractual limits on Fund expenses undertaken by NB Management. In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management's profit or loss on each Fund for a recent period, and carefully examined NB Management's cost allocation methodology.

     These matters were also considered by the Independent Fund Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management. The annual contract review extends over two regular meetings of the Board, to ensure that management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report, and the Independent Fund Trustees have time to consider those responses.

Investment Companies Managed

     As of September 30, 2002, the investment companies managed by NB Management had aggregate net assets of approximately $17.2 billion. NB Management currently serves as investment manager of the following investment companies:

Name	Approximate Net Assets at September 30, 2002
Neuberger Berman Cash Reserves	$852,190,683
Neuberger Berman Government Money Fund	$1,380,181,306
Neuberger Berman High Income Bond Fund	$131,206,937
Neuberger Berman Institutional Cash Fund	$3,266,942,192
Neuberger Berman Limited Maturity Bond Fund	$263,690,869
Neuberger Berman Municipal Money Fund	$520,561,977
Neuberger Berman Municipal Securities Trust	$37,987,147
Neuberger Berman Century Fund	$14,131,531
Neuberger Berman Fasciano Fund	$209,678,661
Neuberger Berman Focus Fund	$1,053,633,853
Neuberger Berman Genesis Fund	$3,910,921,231
Neuberger Berman Guardian Fund	$1,454,042,959
Neuberger Berman International Fund	$69,650,073
Neuberger Berman Manhattan Fund	$303,317,356
Neuberger Berman Millennium Fund	$60,247,423
Neuberger Berman Partners Fund	$1,356,939,953
Neuberger Berman Real Estate Fund	$17,686,488
Neuberger Berman Regency Fund	$27,909,139
Neuberger Berman Socially Responsive Fund	$75,631,130
Neuberger Berman Advisers Management Trust	$1,737,854,207
Neuberger Berman Intermediate Municipal Fund Inc.	$278,947,867
Neuberger Berman California Intermediate Municipal Fund Inc.	$90,173,325
Neuberger Berman New York Intermediate Municipal Fund Inc.	$73,714,717
Neuberger Berman Real Estate Income Fund Inc.	N/A

     The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Code of Ethics

     The Funds, NB Management and Neuberger Berman have policies that restrict the personal securities transactions of employees, officers, and trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to a Fund.

Management and Control of NB Management and Neuberger Berman

     The directors and officers of NB Management, who are deemed "control persons," all of whom have offices at the same address as NB Management, are: Jeffrey B. Lane, Director; Robert Matza, Director; (Jack L. Rivkin, Director and Chairman;) Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Thomas E. Gengler Jr,. Senior Vice President; Joseph K. Herlihy, Treasurer; Peter E. Sundman, Director and President; and Heidi S. Steiger, Director.

     Mr. Sundman and Mr. Rivkin are trustees and officers of the Trust. Mr. Gaffney and Mr. Conti are officers of the Trust.

     The officers and employees of Neuberger Berman LLC, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman LLC, are: Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi S. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; John De Stephano, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; and Marvin C. Schwartz, Managing Director.

     Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman LLC. The inside Directors and officers of Neuberger Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi S. Steiger, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

DISTRIBUTION ARRANGEMENTS

     Each Fund (except Neuberger Berman Real Estate Fund) offers a class of shares, known as Investor Class shares. Neuberger Berman Focus, Neuberger Berman Genesis, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Manhattan, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate Neuberger Berman Regency and Neuberger Berman Socially Responsive Funds offer a class of shares, known as Trust Class shares. Neuberger Berman Fasciano, Neuberger Berman Focus, Neuberger Berman Genesis, Neuberger Berman Guardian, Neuberger Berman Manhattan, Neuberger Berman Millennium and Neuberger Berman Partners Funds also offer a third class of shares, known as Advisor Class shares. Neuberger Berman Genesis Fund offers a fourth class of shares, known as Institutional Class shares.

Distributor

     NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class (with the exception of Real Estate Fund, whose shares are also sold directly to investors), Advisor Class, and Institutional Class are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

     In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund's Advisor Class and Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

     For each Funds' Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of shares of a certain Class.

     The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class and the Trust Class of each Fund (except the Trust Class of Neuberger Berman Genesis, Neuberger Berman Manhattan and Neuberger Berman International Funds, as to which there is a Distribution Agreement) ("Distribution Agreements"). The Distribution Agreements continue until June 30, 2003. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Distribution Agreement (Trust Class Only)

     The Plan provides that the Trust Class of Neuberger Berman Focus, Neuberger Berman Guardian, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class's plan complies with these rules.

     The table below sets forth the amount of fees accrued for the funds indicated below:

Trust Class		Period Ended August 31,
Fund	2002	2001	2000
Focus	$356,036	$418,315	$182,837
Guardian	$446,349	$591,616	$0
Millennium	$6,585	$11,062	$8,733
Partners	$412,082	$401,647	$0
Real Estate*	$3,065	N/A	N/A
Regency	$20,528	$26,075	$21,728
Socially Responsive	$28,250	$28,646	$19,668

     * From May 1, 2002 (commencement of operations) to August 31, 2002.

Distribution Agreement (Advisor Class Only)

     The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class's plan complies with these rules.

     The table below sets forth the amount of fees accrued for the funds indicated below:

Advisor Class		Period Ended August 31,
Fund	2002	2001	2000
Fasciano	$363	N/A	N/A
Focus	$51,174	$47,880	$13,494
Genesis	$626,862	$320,734	$215,959
Guardian	$52,971	$63,338	$64,380
Manhattan	$4,604	$10,440	$9,148
Millennium	$182	N/A	N/A
Partners	$95,229	$121,719	$142,627

     Each Plan requires that NBMI provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

     Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

     The Plans continue until June 30, 2003. The Plans are renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust's plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value (All Classes)

     Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     Each Fund (except Neuberger Berman International Fund) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on the Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. These Funds value all other securities and assets, including restricted securities, by a method that the trustees of the Trust believe accurately reflects fair value.

     Neuberger Berman International Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of the Trust believe accurately reflects fair value.

     Neuberger Berman International Fund's securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman International Fund may be significantly affected on days when shareholders have no access to that Fund.

     If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value.

     If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Trust believe accurately reflects fair value.

Automatic Investing and Dollar Cost Averaging

     Each Funds' Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. An Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

     Automatic investing enables an Investor Class shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, an Investor Class shareholder's average cost of Fund shares generally would be lower than if the Investor Class shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

ADDITIONAL EXCHANGE INFORMATION

     As more fully set forth in the section of the Prospectuses entitled "Maintaining Your Account," each funds' Investor Class shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in Investor Class shares of one or more of the other Funds or the Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met. An Institution may exchange any Fund's Advisor Class, Trust Class or Institutional Class shares for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution.

EQUITY FUNDS
Neuberger Berman Century Fund	Invests mainly in common stocks of large-capitalization companies. The manager seeksto buy companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates.
Neuberger Berman Fasciano Fund	Seeks long-term capital growth. The portfolio manager also may consider a company's potential for income prior to selecting it for the Fund. The Fund invests mainly in the common stocks of small-cap companies i.e., those with market capitalizations of less than $1.5 billion at the time the Fund first invests in them. In selecting companies that the manager believes will appreciate in price, the manager will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.
Neuberger Berman Focus Fund	Invests principally in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy believed by the Fund managers to be undervalued.
Neuberger Berman Genesis Fund	Invests primarily in stocks of companies with small market capitalizations (up to $1.5 billion at the time of the Fund's investment). Fund managers seek to buy the stocks of strong companies with a history of solid performance and a proven management team, which are selling at attractive prices.
Neuberger Berman Guardian Fund	Seeks long-term growth of capital and secondarily, current income. Invests mainly in stocks of mid- to large-capitalization companies that are well positioned and are undervalued in the market.
Neuberger Berman International Fund	Seeks long-term capital appreciation by investing primarily in foreign stocks of any capitalization, both in developed economies and in emerging markets. Fund manager seeks undervalued companies in countries with strong potential for growth.
Neuberger Berman Manhattan Fund	Invests in securities believed to have the maximum potential for long-term capital appreciation. Fund managers seek stocks of companies that are projected to grow at above-average rates and that appear to the managers poised for a period of accelerated earnings.
Neuberger Berman Millennium Fund	Seeks long-term growth of capital by investing primarily in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time of initial investment. The Fund co-managers take a growth approach to stock selection, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable relative to its growth rate.
Neuberger Berman Partners Fund	Seeks capital growth through an approach that is intended to increase capital with reasonable risk. The Fund manager looks at fundamentals, focusing particularly on cash flow, return on capital, and asset values.
Neuberger Berman Real Estate Fund	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.
Neuberger Berman Regency Fund	Seeks long-term growth of capital by investing primarily in common stocks ofmid-capitalization companies which the manager believes have solid fundamentals.
Neuberger Berman Socially Responsive Fund	Seeks long-term capital appreciation by investing in common stocks of companies that meet both financial and social criteria.
INCOME FUNDS
Neuberger Berman Cash Reserves	A money market fund seeking the highest current income consistent with safety and liquidity. The Fund invests in high-quality money market instruments. It seeks to maintain a constant purchase and redemption price of $1.00.
Neuberger Berman Government Money Fund	A U.S. Government money market fund seeking maximum safety and liquidity and the highest available current income. The Fund invests in securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. It seeks to maintain a constant purchase and redemption price of $1.00.
Neuberger Berman High Income Bond Fund	Seeks the highest available current income consistent with safety and liquidity.
Neuberger Berman Limited Maturity Bond Fund	Seeks the highest current income consistent with low risk to principal and liquidity and, secondarily, total return. The Fund invests in debt securities, primarily investment grade; maximum 10% below investment grade, but no lower than B.*/ Maximum average duration of four years.
MUNICIPAL FUNDS
Neuberger Berman Municipal Money Fund	A money market fund seeking the maximum current income exempt from federal income tax, consistent with safety and liquidity. The Fund invests in high-quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.
Neuberger Berman Municipal Securities Trust	Seeks high current tax-exempt income with low risk to principal, limited price fluctuation, and liquidity and, secondarily, total return. The Fund invests in investment grade municipal securities with a maximum average duration of 10 years.

*/     As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

     Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, or Neuberger Berman MMunicipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future. Before effecting an exchange, shareholders should review a currently effective Prospectus of the Fund into which the exchange is to be made.

     Each of the Funds, except Neuberger Berman International and Neuberger Berman Real Estate Funds, may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman International and Neuberger Berman Real Estate Funds charge shareholders a redemption fee on exchanges of Fund shares held 180 days or less, the Funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

  If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

  In certain extraordinary circumstances, such as the suspension of the redemption of the Fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

     The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

Redemptions in Kind

     Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions earned or realized by the Fund. Timing of capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a security. A Fund's net investment income consists of all income accrued on Fund assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

     Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Guardian Fund and Neuberger Berman Real Estate Fund each distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

     Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check, through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

     A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

     To continue to qualify for treatment as a RIC under the Code, each Fund which is treated as a separate corporation for federal income tax purposes must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer ("Diversification Requirements"). If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

     Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of Neuberger Berman International Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service ("Service") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of the Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year that is "marketable." "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Exchange-traded futures contracts, certain foreign currency contracts, and "nonequity" options (i.e., certain listed options such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends that Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

     If a Fund has an "appreciated financial position" generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Funds may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each such Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     Income that Neuberger Berman Real Estate Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the Income Requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees' thereof but nevertheless indicate the Service's view of federal tax matters) holding that a RIC that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the Diversification Requirement.

     Neuberger Berman Real Estate Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file a tax return for that year to file a tax return and pay tax on such income and causing a charitable remainder trust to lose its tax-exempt status for that year. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, tax-exempt entities, and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

Taxation of the Funds' Shareholders

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund is required to withhold 30% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.

     As described in "Maintaining Your Account" in the Prospectuses, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS

     Neuberger Berman acts as principal broker for each Fund (except Neuberger Berman International Fund) in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman where Neuberger Berman is capable of providing best execution. Neuberger Berman may act as broker for Neuberger Berman International Fund. A substantial portion of the Fund transactions of Neuberger Berman Genesis and Neuberger Berman Millennium Funds involves securities traded on the OTC market; those Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

     During the fiscal year ended August 31, 2000, Neuberger Berman Manhattan Fund paid brokerage commissions of $798,617, of which $198,979 was paid to Neuberger Berman.2 During the fiscal year ended August 31, 2001, Neuberger Berman Manhattan Fund paid brokerage commissions of $960,147, of which $311,609 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Manhattan Fund paid brokerage commissions of $915,819, of which $404,246 was paid to Neuberger Berman. Transactionsin which that Fund used Neuberger Berman as broker comprised 42.20% of the aggregate dollar amount of transactions involving the payment of commissions, and 44.14% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 83.73% of the $511,574 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $319,695,972) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its "regular brokers or dealers" (as defined under the 1940 Act) ("Regular B/Ds"): Lehman Brothers, Inc, Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $11,124,172.

     During the fiscal year ended August 31, 2000, Neuberger Berman Genesis Fund paid brokerage commissions of $1,645,632, of which $680,912 was paid to Neuberger Berman.2 During the fiscal year ended August 31, 2001, Neuberger Berman Genesis Fund paid brokerage commissions of $1,612,569, of which $618,211 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Genesis Fund paid brokerage commissions of $2,902,819, of which $988,163 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 39.81% of the aggregate dollar amount of transactions involving the payment of commissions, and 34.04% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 86.96% of the $1,914,657 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $981,847,173) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $335,197,447.

_________________________

2 Through December 15, 2000, each of the Funds was a feeder fund in a master-feeder structure. The amounts described in this section as having been paid by each Fund prior to 12/16/00 were actually paid by its corresponding master fund.

     During the fiscal year ended August 31, 2000, Neuberger Berman Focus Fund paid brokerage commissions of $1,669,792, of which $894,851 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, Neuberger Berman Focus Fund paid brokerage commissions of $1,879,356, of which $939,891 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Focus Fund paid brokerage commissions of $1,803,541, of which $773,575 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 41.97% of the aggregate dollar amount of transactions involving the payment of commissions, and 42.89% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 93.25% of the $1,029,966 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $493,202,387) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: J.P. Morgan Securities Inc., $88,572,000; Morgan Stanley Dean Witter & Co., $77,323,200; Merrill Lynch, Pierce, Fenner & Smith Inc., $71,462,060; Lehman Brothers, Inc., $64,706,350; and Neuberger Berman, LLC, $1,787,839.

     During the fiscal year ended August 31, 2000, Neuberger Berman Guardian Fund paid brokerage commissions of $9,118,606, of which $5,140,444 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, Neuberger Berman Guardian Fund paid brokerage commissions of $6,442,406, of which $3,556,464 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Guardian Fund paid brokerage commissions of $7,203,899, of which $3,663,976 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 48.34% of the aggregate dollar amount of transactions involving the payment of commissions, and 50.86% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 92.76% of the $3,539,923 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,822,763,703) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: J.P. Morgan Securities Inc., Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $101,493,323; Merrill Lynch, Pierce, Fenner & Smith Inc., $35,365,208; Lehman Brothers, Inc., $26,025,065; and J.P. Morgan Securities Inc., $17,912,400.

     During the fiscal year ended August 31, 2000, Neuberger Berman Partners Fund paid brokerage commissions of $7,100,37&2, of which $3,901,435 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, Neuberger Berman Partners Fund paid brokerage commissions of $4,585,235 of which $2,883,975 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Partners Fund paid brokerage commissions of $3,773,848 of which $1,845,866 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 46.24% of the aggregate dollar amount of transactions involving the payment of commissions, and 48.91% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 91.97% of the $1,927,982 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,232,506,377) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Lehman Brothers, Inc., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Morgan Stanley Dean Witter & Co., $26,828,160; Lehman Brothers, Inc., $24,559,908; and Neuberger Berman, LLC, $15,693,827.

     During the fiscal year ended August 31, 2000, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $372,434, of which $261,387 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2001, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $238,503, of which $184,342 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $201,870, of which $159,194 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 79.84% of the aggregate dollar amount of transactions involving the payment of commissions, and 78.86% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 87.82% of the $42,676 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $24,714,439) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: J.P. Morgan Securities Inc., Lehman Brothers, Inc., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Lehman Brothers, Inc., $3,517,517; State Street Bank and Trust Company, $1,513,000.

     During the fiscal year ended August 31, 2000, Neuberger Berman International Fund paid brokerage commissions of $590,623, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, Neuberger Berman International Fund paid brokerage commissions of $363,450, of which $0 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman International Fund paid brokerage commissions of $239,192, of which $0 was paid to Neuberger Berman. Transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 99.63% of the $239,192 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $104,138,406) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Credit Suisse First Boston Corp., Neuberger Berman, LLC, State Street Bank and Trust Company, and UBS Painewebber Inc.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $1,500,887; UBS Painewebber Inc, $653,478; Credit Suisse First Boston Corp., $413,981.

     During the fiscal year ended August 31, 2000, Neuberger Berman Millennium Fund paid brokerage commissions of $138,337, of which $57,703 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, Neuberger Berman Millennium Fund paid brokerage commissions of $230,737, of which $68,037 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Millennium Fund paid brokerage commissions of $217,457, of which $46,776 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 23.87% of the aggregate dollar amount of transactions involving the payment of commissions, and 21.51% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 90.04% of the $170,681 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $67,056,712) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $1,476,987.

     During the fiscal year ended August 31, 2000, Neuberger Berman Regency Fund paid brokerage commissions of $192,261, of which $88,526 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, Neuberger Berman Regency Fund paid brokerage commissions of $275,142, of which $128,360 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Regency Fund paid brokerage commissions of $133,901, of which $94,929 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 70.89% of the aggregate dollar amount of transactions involving the payment of commissions, and 70.89% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 91.63% of the $38,972 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $24,833,551) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Lehman Brothers, Inc., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $1,625,950; Lehman Brothers, Inc., $456,080.

     During the fiscal year ended August 31, 2000, Neuberger Berman Century Fund paid brokerage commissions of $28,952, of which $20,706 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, Neuberger Berman Century Fund paid brokerage commissions of $31,609, of which $24,956 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Century Fund paid brokerage commissions of $42,407, of which $28,560 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 69.95% of the aggregate dollar amount of transactions involving the payment of commissions, and 67.35% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 88.64% of the $13,847 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $8,767,327) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Lehman Brothers, Inc., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $328,204; Morgan Stanley Dean Witter & Co., $226,416; Lehman Brothers, Inc., $188,133.

     During the fiscal year ended June 30, 2000 and the fiscal periods from July 1, 2001 through March 23, 2001, the Neuberger Berman Fasciano Fund's predecessor, Fasciano Fund, Inc. paid brokerage commissions of $263,820 and $51,259, respectively. During the fiscal period from March 24, 2001 through June 30, 2001, the Fund paid brokerage commissions of $19,360 of which $4,500 was paid to Neuberger Berman. During the fiscal period from July 1, 2001 through August 31, 2001, the Fund paid brokerage commissions of $16,256 of which $6,445 was paid to Neuberger Berman.

     During the fiscal year ended August 31, 2002, Neuberger Berman Fasciano Fund paid brokerage commissions of $178,697, of which $74,922 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 38.49% of the aggregate dollar amount of transactions involving the payment of commissions, and 41.93% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 89.16% of the $103,775 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $52,278,900) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $2,769,501.

     During the fiscal year ended August 31, 2002, Neuberger Berman Real Estate Fund paid brokerage commissions of $37,805, of which $16,620 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 47.96% of the aggregate dollar amount of transactions involving the payment of commissions, and 43.96% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2002. 100.00% of the $21,185 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $9,875,712) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2002, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $294,242.

     Insofar as Fund transactions of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Partners, and Neuberger Berman Regency Funds result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman Manhattan Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

     The Funds may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman as a broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by a Fund to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman must be (1) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman reviews information about each agency cross-trade that the Funds participate in.

     Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

     A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

      Brooke A. Cobb; Michael Fasciano; Kent C. Simons; Judith M. Vale and Robert W. D'Alelio and Kevin R. O'Brien; Arthur Moretti; Valerie Chang and Benjamin E. Segal; Jennifer K. Silver and Brooke A. Cobb; Michael F. Malouf and Richard Jodka; S. Basu Mullick; Steven R. Brown; Robert I. Gendelman; Andrew B. Wellington; Janet W. Prindle, Arthur Moretti, Ingrid S. Dyott, each of whom is a Vice President of NB Management and a Managing Director (with the exception of Ms. Dyott) of Neuberger Berman, are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investments of Neuberger Berman Century, Neuberger Berman Fasciano, Neuberger Berman Focus, Neuberger Berman Genesis, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Manhattan, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Funds, respectively. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action. If Ms. Prindle is unavailable to perform her responsibilities, Arthur Moretti will assume responsibility for Neuberger Berman Socially Responsive Fund.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

Each Fund is a separate ongoing series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twelve separate operating series. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman Century, Neuberger Berman Fasciano, Neuberger Berman Real Estate and Neuberger Berman Regency Funds) was "Neuberger & Berman."

     Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     Shareholder Meetings. The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

     Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     Other. Because Fund Advisor Class, Trust Class and Institutional Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

     Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180

INDEPENDENT AUDITORS

     Each Fund (other than Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger Berman Century Fund, Neuberger BermanManhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund have selected KPMG LLP, 99 High Street, Boston, MA 02116, as the independent auditors who will audit their financial statements.

LEGAL COUNSEL

     The Trust has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1221, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 29, 2002, the following are all of the beneficial and record owners of more than five percent of each fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Fasciano Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	40%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	7%
Focus Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	10%
Genesis Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	23%
	UNION CENTRAL LIFE INSURANCE CO 401K GROUP SEP ACCT ATTN MUTUAL FUNDS DEPT STATION 3 1876 WAYCROSS RD PO BOX 40888 CINCINNATI OH 45240-0888	7%
	FIDELITY INVESTMENTS INSTITUTIONAL OPS CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	7%
Guardian Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	18%
International Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	8%
	NEUBERGER & BERMAN TRUST CO TTEE NEUBERGER & BERMAN EMPLOYEES PROFIT SHARING PLAN UTD 05/20/71 ATTN AL BOCCARDO 605 3RD AVE FL 36 NEW YORK NY 10158-0180	6%
	TOWN OF CHESHIRE RETIREMENT PLAN ATTN DIANE M WALDRON DIRECTOR OF FINANCE TOWN OF CHESHIRE 84 S MAIN ST CHESHIRE CT 06410-3108	5%
Manhattan Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6%
Millennium Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	11%
	NEUBERGER & BERMAN EMPLOYEES PROFIT SHARING PLAN UTD 05/20/71 ATTN AL BOCCARDO 605 3RD AVE FL 36 NEW YORK NY 10158-0180	5%
Partners Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	10%
Regency Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	12%
	ARNOLD URSANER 6 PONDS LN PURCHASE NY 10577-1711	6%
	JEWISH COMMUNAL FUND CORPORATION ( NOT- FOR- PROFIT) 130 E 59TH ST STE 1204 NEW YORK NY 10022-1351	6%
Socially Responsive Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	24%
Focus Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL COVINGTON KY 41015	16%
	AMERICAN EXPRESS TRUST CO BENEFIT OF AMERICAN EXPRESS TRUST RETIREMENT SERVICE PLANS ATTN PAT BROWN 50534 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	11%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	10%
	SMITH BARNEY INC 00109801250 388 GREENWICH ST NEW YORK NY 10013-2339	10%
	DELAWARE CHARTER GUARANTEE & TRUST CUST FBO PRINCIPAL MUTUAL LIFE INS CO DTD 1/1/96 PO BOX 8704 1013 CENTRE RD WILMINGTON DE 19805-1265	7%
Genesis Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL MAILZONE KWIC 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	24%
	NATIONWIDE LIFE INSURANCE CO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6%
	AMERICAN EXPRESS TRUST CO BENEFIT OF AMERICAN EXPRESS TRUST RETIREMENT SERVICE PLANS ATTN PAT BROWN 50534 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	6%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	5%
Guardian Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO FBO TYCO RETIREMENT SAVINGS PLAN AND INVESTMENT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	38%
	NATIONWIDE LIFE INSURANCE CO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16%
	CONNECTICUT GEN LIFE INS CO CIGNA ATTN BRENDA CHRISTIAN PO BOX 2975 280 TRUMBULL ST APT H18D HARTFORD CT 06103-3509	8%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	6%
	ING NATIONAL TRUST AETNA/FLEET DIRECTED TRUSTEE U/A DTD 4/22/96 151 FARMINGTON AVE # T531 HARTFORD CT 06156-0001	5%
International Fund Trust Class	SMITH BARNEY INC. 00109801250 388 GREENWICH STREET NEW YORK NY 10013-2339	37%
	CITRIN COOPERMAN & CO LLP RETIREMENT SAVINGS PLAN 529 5TH AVE NEW YORK NY 10017-4608	17%
	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST - 1 WORLD FIN CTR ATTN MUTUAL FUNDS DEPT - 5TH FLOOR NEW YORK NY 10281-1003	11%
	NATIONAL INVESTOR SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 55 WATER ST LOBBY 2 NEW YORK NY 10041-0011	11%
	CHASE MANHATTAN BANK TTEE VARIOUS RETIREMENT PLANS UNDER PPI RETIREMENT PROGRAMS PROFESSIONAL PENSIONS INC PO BOX 2000 MIDDLETOWN CT 06457-2000	9%
Manhattan Fund Trust Class	ING NATIONAL TRUST AETNA/FLEET DIRECTED TRUSTEE U/A DTD 4/22/96 151 FARMINGTON AVE # T531 HARTFORD CT 06156-0001	22%
	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	21%
	ING LIFE INSURANCE AND ANNUITY CO ATTN VALUATION UNIT TS31 151 FARMINGTON AVE HARTFORD CT 06156-0001	9%
	CHASE MANHATTAN BANK TTEE VARIOUS RETIREMENT PLANS UNDER PPI RETIREMENT PROGRAMS PROFESSIONAL PENSIONS INC PO BOX 2000 MIDDLETOWN CT 06457-2000	9%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	6%
	MAC & CO A/C 195-643 AEOF1956432 MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	6%
Millennium Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	79%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7%
Partners Fund Trust Class	NATIONWIDE LIFE INSURANCE CO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27%
	PRC INC C/O T ROWE PRICE FINANCIAL ATTN ASSET RECON PO BOX 17215 BALTIMORE MD 21297-1215	15%
	FIDELITY INVESTMENTS INSTIT OPER CO AS AGENT FOR CERTAIN BENEFIT PLN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	8%
	CONNECTICUT GEN LIFE INS CO CIGNA ATTN BRENDA CHRISTIAN PO BOX 2975 280 TRUMBULL ST APT H18D HARTFORD CT 06103-3509	8%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	7%
Real Estate Fund Trust Class	NEUBERGER BERMAN LLC 001-30025-14 55 WATER ST 27TH FLOOR NEW YORK NY 10041-0004	26%
	PFPC BROKERAGE SERVICES INC FBO NEUBERGER BERMAN 211 S GULPH RD KING OF PRUSSIA PA 19406-3101	25%
	NEUBERGER & BERMAN TRUST CO TTEE NEUBERGER & BERMAN EMPLOYEES PROFIT SHARING PLAN UTD 05/20/71 ATTN AL BOCCARDO 605 3RD AVE FL 36 NEW YORK NY 10158-0180	7%
	NEUBERGER BERMAN LLC 093-00269-19 55 WATER ST 27TH FLOOR NEW YORK NY 10041-0004	5%
Regency Fund Trust Class	BOST & CO FBO MARK ZBOROVSKY A/C #10560970000 MELLON PRIVATE ASSET MANAGEMENT PO BOX 534005 PITTSBURGH PA 15253-4005	91%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	7%
Socially Responsive Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	23%
	CHASE MANHATTAN BANK TTEE AVON PRODUCTS INC SVNGS & STOCK OWNERSHIP 12/28/84 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105-0302	15%
	DELAWARE CHARTER GUARANTEE & TRUST CUST FBO PRINCIPAL MUTUAL LIFE INS CO DTD 1/1/96 PO BOX 8704 1013 CENTRE RD WILMINGTON DE 19805-1265	14%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	12%
	UNION CENTRAL LIFE INSURANCE CO 401K GROUP SEP ACCT ATTN MUTUAL FUNDS DEPT STATION 3 1876 WAYCROSS RD PO BOX 40888 CINCINNATI OH 45240-0888	9%
Focus Fund Advisor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	21%
	FIRST UNION NAT'L BANK TTEE FBO FUNB REINVESTMENT ACCOUNT A/C# 1080824434 1525 W WT HARRIS BLVD NC-1151 CHARLOTTE NC 28262-8522	13%
	TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY (TI) NEW 1150 SOUTH OLIVE ST T-10-05 LOS ANGELES CA 90015-2249	10%
	FTC & CO ATTN DATALYNX - HOUSE ACCOUNT PO BOX 173736 DENVER CO 80217-3736	9%
	MATRIX CAPITAL BANK TRUST SERVICE AS AGENT CITIZENS BANK AS TRUSTEE FBO W B MASON CO RETIREMENT 401K PLAN 870 WESTMINSTER PROVIDENCE RI 02902-0001	7%
	KEY TRUST CO FBO PRISM 4900 TIEDEMAN RD BROOKLYN OH 44144-2302	7%
	VALIC TRUST CO AS CUSTODIAN FBO FIRST HEALTH OF THE CAROLINAS INC MATCHING SAVINGS PLAN DTD 1/1/01 2929 ALLEN PARKWAY VLG APT L14-30 HOUSTON TX 77019	6%
	MORRIS & CO C/O FIRST SOURCE BANK ATTN TRUST OPERATIONS PO BOX 1602 SOUTH BEND IN 46634-1602	6%
Genesis Fund Advisor Class	KEY TRUST CO FBO PRISM 4900 TIEDEMAN RD BROOKLYN OH 44144-2302	23%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	15%
	FIRST UNION NATIONAL BANK FBO VARIOUS RETIREMENT PLANS A/C #1080827609 1525 W WT HARRIS BLVD CMGNC1151 CHARLOTTE NC 28262-8522	7%
	TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY (TI) NEW 1150 SOUTH OLIVE ST T-10-05 LOS ANGELES CA 90015-2249	6%
Guardian Fund Advisor Class	TRAVELERS INSURANCE COMPANY #4 ATTN BOB IAGROSSI 5MS SHAREHOLDER ACCOUNTING ONE TOWER SQUARE HARTFORD CT 06183-0002	96%
Millennium Fund Advisor Class	NEUBERGER BERMAN LLC 001-30025-14 55 WATER ST 27TH FLOOR NEW YORK NY 10041-0004	89%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9%
Manhattan Fund Advisor Class	FISERV SECURITIES INC TRADE HOUSE ACCOUNT ATTN MUTUAL FUND DEPT 1 COMMERCE SQUARE 2005 MARKET ST PHILADELPHIA PA 19103-7042	32%
	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) AS AGENT FOR MILLENNIUM PHARMACEUTICALS INC 401K PLAN AND TRUST 10181 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1999	26%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	11%
	FIDELITY INVESTMENTS INSTITUTIONAL OPS CO UNC AS AGENT FOR GALLAGHER F LUID SEALS INC 401K & PSP-10490 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	7%
Fasciano Fund Advisor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	78%
	NEUBERGER BERMAN LLC 001-30025-14 55 WATER ST 27TH FLOOR NEW YORK NY 10041-0004	13%
Partners Fund Advisor Class	TRAVELERS INSURANCE COMPANY #4 ATTN BOB IAGROSSI 5MS SHAREHOLDER ACCOUNTING ONE TOWER SQUARE HARTFORD CT 06183-0002	73%
	SECURITY TRUST CO AS TR FBO FAY'S INC 401K SAVINGS & INCENTIVE PLAN 2390 E CAMELBACK RD STE 240 PHOENIX AZ 85016-3474	12%
	KEY TRUST CO FBO PRISM 4900 TIEDEMAN RD BROOKLYN OH 44144-2302	6%
Genesis Fund Institutional Class	WILMINGTON TRUST CO CUST FBO PRICEWATER HOUSE COPPERS LLP EMP PARTNERS PSUGS A/C 500854 C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8971	42%
	WILMINGTON TRUST CO CUST FBO PRICEWATER HOUSE COPPERS LLP EMP RET BEN ACCUM A/C 500794 U/A 03-01-00 PO BOX 8971 WILMINGTON DE 19899-8971	16%
	WILMINGTON TRUST CO CUST FBO PRICEWATER HOUSE COOPERS LLP EMP PARTNERS P/S A/C 500824 U/A 03-01-00 C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8971	14%

REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

     Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2002:

The audited financial statements of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Partners Fund, and Neuberger Berman Real Estate Fund, notes thereto, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements.

The audited financial statements of Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund, notes thereto, and the reports of KPMG LLP, independent auditors, with respect to such audited financial statements.

Appendix A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     Moody's corporate bond ratings:

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

     S&P commercial paper ratings:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

     Moody's commercial paper ratings

      Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.
-	High rates of return on funds employed.
-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.
-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-	Well-established access to a range of financial markets and assured sources of alternate liquidity.